UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

BNY Mellon Investment Funds IV, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/20

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Bond Market Index Fund

BNY Mellon Institutional S&P 500 Stock Index Fund

BNY Mellon Tax Managed Growth Fund

FORM N-CSR

Item 1.           Reports to Stockholders.

BNY Mellon Bond Market Index Fund

SEMIANNUAL REPORT April 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

BNY Mellon Bond Market Index Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Bond Market Index Fund, covering the six-month period from November 1, 2019 through April 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of COVID-19 and widespread quarantine roiled markets during the first several months of 2020; stocks posted historic losses in March 2020 but regained some ground in April.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. As stocks rallied in November and December 2019, Treasury bond prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight to quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widened. The Fed cut rates twice in March, and the government launched a large stimulus package. In April 2020, bond prices began to recover some of their prior losses.

The near-term outlook for the U.S. will be challenging, as the country continues to face COVID-19. However, we believe that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.

May 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through April 30, 2020, as provided by Nancy G. Rogers, CFA, Paul Benson, CFA and Stephanie Shu, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2020, BNY Mellon Bond Market Index Fund’s Class I shares produced a total return of 4.84%, and its Investor shares produced a total return of 4.71%.1 In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) achieved a total return of 4.86% for the same period.2
Investment-grade, U.S. fixed-income securities produced positive returns over the reporting period, in an environment of falling rates and supportive central bank policies in light of the economic uncertainty caused by COVID-19. The difference in returns between the fund and the Index was primarily the result of operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds that are included in the Index (or other instruments with similar economic characteristics). To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

The fund’s investments are selected by a “sampling” process, which is a statistical process used to select bonds so that the fund has investment characteristics that closely approximate those of the Index. By using this sampling process, the fund typically will not invest in all of the securities in the Index.

Disease and Central Bank Activity Influence Markets

Fixed-income markets enjoyed a strong end to 2019, buoyed by several cuts to the federal funds rate earlier in the year, optimism regarding U.S. trade with China, and moderately stronger economic data. However, sentiment soured, and volatility entered the picture in January 2020. An outbreak of COVID-19 roiled equity and some areas of the bond markets. Investors became concerned about the potential economic impact of the virus. A flight to quality ensued, causing rates across much of the U.S. Treasury curve to fall during January and February of 2020.

March 2020 brought heightened volatility as COVID-19 continued to spread. Treasury rates continued to fall to historic lows. Nationwide stay-at-home orders closed non-essential businesses and shut down wide sections of the economy, resulting in massive unemployment. In addition, a conflict between Saudi Arabia and Russia regarding oil production caused energy security prices to plummet, amplifying the tension. Spreads widened significantly in a short time, placing significant downward pressure on risk asset prices. Corporate high-yield spreads widened, due to concerns over the economic slowdown and its effect on corporate balance sheet health. Some securitized credit spreads also widened, fueled in part by investor concern over possible future defaults, as newly out-of-work individuals struggled to pay their mortgages and car payments. The U.S. Federal Reserve (the “Fed”) cut rates twice in March in an attempt to support the economy and market valuations. In addition, the Fed supported prices with asset purchases. Markets began to stabilize, and risk assets were able to regain some ground in April 2020. The Index posted a positive return for the period.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Strong Treasury Performance Bolsters Results

It was a positive period for bonds. Treasuries outperformed the broader market. The securities benefited from falling yields, due to a flight to quality as well as two cuts to the federal funds rate in March. Securitized debt modestly underperformed Treasuries, posting positive nominal returns for the period. Corporate debt also underperformed like-duration Treasuries, although by a wider margin. The energy sector provided a headwind for corporate debt performance, due largely to the significant drop in oil prices during the period resulting from the Saudi Arabia/Russia conflict.

All segments of the Index benefited from monetary and fiscal action during the period. The Fed began asset purchases of Treasuries, corporate bonds, mortgage-backed securities, agency commercial, mortgage-backed securities and recently downgraded high-yield debt in an effort to stabilize prices. The Fed also brought back its Term Asset Backed Securities Loan Facility (TALF) program to bolster asset-backed security prices and encourage the availability of loans.

Replicating the Composition of the Index

As an index fund, we attempt to match closely the returns of the Index by approximating its composition and credit quality. Although we do not actively manage the fund’s investments in response to the macroeconomic environment, we continue to monitor factors which affect the fund’s investments.

May 15, 2020

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Indexing does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index, and the timing of purchases and redemptions of fund shares.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Bond Market Index Fund from November 1, 2019 to April 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2020

	Investor Shares	Class I
Expense paid per $1,000†	$2.04	$.76
Ending value (after expenses)	$1,047.10	$1,048.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2020

	Investor Shares	Class I
Expense paid per $1,000†	$2.01	$.75
Ending value (after expenses)	$1,022.87	$1,024.12

†Expenses are equal to the fund’s annualized expense ratio of .40% for Investor Shares and .15% for Class I, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

April 30, 2020 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0%
Advertising - .1%
Omnicom Group, Sr. Unscd. Notes	3.63	5/1/2022	500,000		524,539
The Interpublic Group of Companies, Sr. Unscd. Notes	3.75	10/1/2021	300,000		308,717
WPP Finance 2010, Gtd. Notes	3.75	9/19/2024	350,000		363,204
				1,196,460
Aerospace & Defense - .5%
Howmet Aerospace, Sr. Unscd. Notes	5.13	10/1/2024	300,000		290,082
Howmet Aerospace, Sr. Unscd. Notes	6.88	5/1/2025	300,000		307,102
L3Harris Technologies, Sr. Unscd. Notes	5.05	4/27/2045	200,000		250,670
Lockheed Martin, Sr. Unscd. Bonds	3.60	3/1/2035	250,000		298,132
Lockheed Martin, Sr. Unscd. Notes	3.55	1/15/2026	235,000		263,951
Lockheed Martin, Sr. Unscd. Notes	4.07	12/15/2042	250,000		309,529
Northrop Grumman, Sr. Unscd. Notes	4.03	10/15/2047	160,000		193,055
Northrop Grumman Systems, Gtd. Notes	7.75	2/15/2031	500,000		740,656
Raytheon, Sr. Unscd. Debs.	7.20	8/15/2027	150,000		203,097
Raytheon Technologies, Sr. Unscd. Notes	3.13	5/4/2027	110,000		118,451
Raytheon Technologies, Sr. Unscd. Notes	3.65	8/16/2023	225,000		243,078
Raytheon Technologies, Sr. Unscd. Notes	4.13	11/16/2028	210,000		243,922
Raytheon Technologies, Sr. Unscd. Notes	4.50	6/1/2042	380,000		486,659
Raytheon Technologies, Sr. Unscd. Notes	4.63	11/16/2048	105,000		140,282
Raytheon Technologies, Sr. Unscd. Notes	5.70	4/15/2040	300,000		431,545
Raytheon Technologies, Sr. Unscd. Notes	6.70	8/1/2028	50,000		64,128
The Boeing Company, Sr. Unscd. Notes	2.95	2/1/2030	125,000	[a]	106,881
The Boeing Company, Sr. Unscd. Notes	3.50	3/1/2039	200,000		160,966
The Boeing Company, Sr. Unscd. Notes	3.75	2/1/2050	125,000		99,810
The Boeing Company, Sr. Unscd. Notes	3.83	3/1/2059	100,000		76,824
The Boeing Company, Sr. Unscd. Notes	3.90	5/1/2049	250,000		209,687

6

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.0% (continued)
Aerospace & Defense - .5% (continued)
The Boeing Company, Sr. Unscd. Notes	3.95	8/1/2059	125,000	97,909
				5,336,416
Agriculture - .4%
Altria Group, Gtd. Notes	2.85	8/9/2022	500,000	514,730
Altria Group, Gtd. Notes	3.80	2/14/2024	300,000	321,595
Altria Group, Gtd. Notes	4.80	2/14/2029	300,000	335,554
Altria Group, Gtd. Notes	5.80	2/14/2039	300,000	358,427
Altria Group, Gtd. Notes	6.20	2/14/2059	150,000	189,396
Archer-Daniels-Midland, Sr. Unscd. Notes	2.50	8/11/2026	350,000	372,184
BAT Capital, Gtd. Notes	2.76	8/15/2022	350,000	354,958
BAT Capital, Gtd. Notes	3.22	8/15/2024	310,000	322,087
BAT Capital, Gtd. Notes	3.56	8/15/2027	310,000	318,945
BAT Capital, Gtd. Notes	4.39	8/15/2037	180,000	184,681
Philip Morris International, Sr. Unscd. Notes	2.50	8/22/2022	600,000	620,384
Philip Morris International, Sr. Unscd. Notes	4.50	3/20/2042	300,000	352,319
Reynolds American, Gtd. Notes	5.70	8/15/2035	240,000	281,304
				4,526,564
Airlines - .1%
American Airlines Pass Through Trust, Ser. 2016-1, Cl. AA	3.58	1/15/2028	454,050	423,588
JetBlue Pass Through Trust, Ser. 2019-1, Cl. AA	2.75	5/15/2032	300,000	265,624
Southwest Airlines, Sr. Unscd. Notes	2.63	2/10/2030	300,000	246,240
United Airlines Pass Through Trust, Ser 2013-1, Cl.A	4.30	8/15/2025	727,727	634,739
				1,570,191
Asset-Backed Ctfs./Auto Receivables - .3%
BMW Vehicle Owner Trust, Ser. 2018-A Cl. A4	2.51	6/25/2024	1,000,000	1,017,535
Carmax Auto Owner Trust, Ser. 2019-4, Cl. A3	2.02	11/15/2024	186,000	188,967
Ford Credit Floorplan Master Owner Trust, Ser. 2019-3, Cl. A1	2.23	9/15/2024	150,000	146,103
GM Financial Consumer Automobile Receivables Trust, Ser. 2018-3, Cl. A3	3.02	5/16/2023	338,437	344,047
Nissan Auto Lease Trust, Ser. 2019-A, Cl. A3	2.76	3/15/2022	200,000	202,304
Nissan Auto Receivables Owner Trust, Ser. 2019-A, Cl. A3	2.90	10/16/2023	1,000,000	1,024,766
				2,923,722

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.0% (continued)
Asset-Backed Ctfs./Credit Cards - .3%
American Express Credit Account Master Trust, Ser. 2019-2, Cl. A	2.67	11/15/2024	100,000	103,746
BA Credit Card Trust, Ser. 2018-A1, Cl. A1	2.70	7/17/2023	925,000	940,075
Capital One Multi-Asset Execution Trust, Ser. 2017-A3, Cl. A3	2.43	1/15/2025	280,000	289,035
Capital One Multi-Asset Execution Trust, Ser. 2019-A1, Cl. A1	2.84	12/15/2024	250,000	258,669
Citibank Credit Card Issuance Trust, Ser. 2014-A5, Cl. A5	2.68	6/7/2023	500,000	511,454
Discover Card Execution Note Trust, Ser. 2017-A2, Cl. A2	2.39	7/15/2024	1,250,000	1,284,505
				3,387,484
Automobiles & Components - .4%
Aptiv, Gtd. Notes	4.25	1/15/2026	400,000	417,025
BorgWarner, Sr. Unscd. Notes	3.38	3/15/2025	500,000	512,731
Daimler Finance North America, Gtd. Notes	8.50	1/18/2031	200,000	265,997
General Motors, Sr. Unscd. Notes	4.20	10/1/2027	180,000	161,108
General Motors, Sr. Unscd. Notes	5.15	4/1/2038	90,000	73,780
General Motors, Sr. Unscd. Notes	5.20	4/1/2045	340,000	274,760
General Motors Financial, Gtd. Notes	4.30	7/13/2025	500,000	469,785
General Motors Financial, Sr. Unscd. Notes	3.55	7/8/2022	200,000	193,840
Toyota Motor, Sr. Unscd. Bonds	3.67	7/20/2028	200,000	222,750
Toyota Motor Credit, Sr. Unscd. Notes	1.80	2/13/2025	400,000	403,798
Toyota Motor Credit, Sr. Unscd. Notes	2.00	10/7/2024	370,000	379,183
Toyota Motor Credit, Sr. Unscd. Notes	2.15	2/13/2030	500,000	498,564
Toyota Motor Credit, Sr. Unscd. Notes	2.63	1/10/2023	500,000	517,079
				4,390,400
Banks - 6.0%
Australia & New Zealand Banking Group, Sr. Unscd. Notes	2.30	6/1/2021	350,000	354,396
Banco Santander, Sr. Unscd. Notes	3.80	2/23/2028	400,000	414,241
Bank of America, Sr. Unscd. Notes	2.46	10/22/2025	200,000	205,151
Bank of America, Sr. Unscd. Notes	2.50	2/13/2031	470,000	476,757
Bank of America, Sr. Unscd. Notes	2.59	4/29/2031	250,000	256,477
Bank of America, Sr. Unscd. Notes	2.88	10/22/2030	300,000	312,987
Bank of America, Sr. Unscd. Notes	3.00	12/20/2023	744,000	771,053
Bank of America, Sr. Unscd. Notes	3.19	7/23/2030	130,000	138,776
Bank of America, Sr. Unscd. Notes	3.50	4/19/2026	630,000	685,827

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.0% (continued)
Banks - 6.0% (continued)
Bank of America, Sr. Unscd. Notes	3.82	1/20/2028	310,000	339,237
Bank of America, Sr. Unscd. Notes	3.86	7/23/2024	150,000	160,225
Bank of America, Sr. Unscd. Notes	3.95	1/23/2049	75,000	85,599
Bank of America, Sr. Unscd. Notes	3.97	3/5/2029	150,000	166,889
Bank of America, Sr. Unscd. Notes	3.97	2/7/2030	300,000	337,301
Bank of America, Sr. Unscd. Notes	4.13	1/22/2024	500,000	543,475
Bank of America, Sr. Unscd. Notes	4.24	4/24/2038	160,000	187,376
Bank of America, Sr. Unscd. Notes	4.27	7/23/2029	180,000	204,740
Bank of America, Sr. Unscd. Notes	4.33	3/15/2050	145,000	179,217
Bank of America, Sr. Unscd. Notes	5.00	1/21/2044	500,000	650,074
Bank of America, Sub. Notes	4.00	1/22/2025	500,000	540,784
Bank of America, Sub. Notes, Ser. L	4.18	11/25/2027	500,000	545,504
Bank of Montreal, Sr. Unscd. Notes	2.05	11/1/2022	300,000	305,679
Bank of Montreal, Sr. Unscd. Notes, Ser. E	3.30	2/5/2024	500,000	528,284
Barclays, Sr. Unscd. Notes	3.20	8/10/2021	500,000	505,788
Barclays, Sr. Unscd. Notes	4.34	1/10/2028	200,000	215,842
Barclays, Sr. Unscd. Notes	4.38	1/12/2026	200,000	216,095
BPCE, Gtd. Notes	4.00	4/15/2024	200,000	215,122
Citibank, Sr. Unscd. Notes	2.84	5/20/2022	250,000	253,571
Citigroup, Sr. Unscd. Bonds	2.90	12/8/2021	500,000	509,486
Citigroup, Sr. Unscd. Notes	2.88	7/24/2023	500,000	512,611
Citigroup, Sr. Unscd. Notes	3.11	4/8/2026	750,000	786,739
Citigroup, Sr. Unscd. Notes	3.67	7/24/2028	500,000	535,216
Citigroup, Sr. Unscd. Notes	3.88	1/24/2039	60,000	64,556
Citigroup, Sr. Unscd. Notes	4.08	4/23/2029	100,000	110,585
Citigroup, Sr. Unscd. Notes	4.28	4/24/2048	200,000	232,336
Citigroup, Sr. Unscd. Notes	4.65	7/23/2048	150,000	184,281
Citigroup, Sr. Unscd. Notes	6.63	1/15/2028	100,000	125,365
Citigroup, Sub. Notes	5.50	9/13/2025	500,000	573,522
Citigroup, Sub. Notes	6.68	9/13/2043	500,000	730,059
Cooperatieve Rabobank, Gtd. Notes	3.95	11/9/2022	1,000,000	1,033,286
Credit Suisse, Sr. Unscd. Notes	2.10	11/12/2021	400,000	404,504
Credit Suisse, Sr. Unscd. Notes	2.80	4/8/2022	250,000	256,142
Credit Suisse, Sr. Unscd. Notes	2.95	4/9/2025	250,000	263,210
Credit Suisse Group Funding, Gtd. Notes	3.75	3/26/2025	500,000	530,384
Credit Suisse Group Funding, Gtd. Notes	4.88	5/15/2045	280,000	351,626
Deutsche Bank, Sr. Unscd. Notes	3.96	11/26/2025	400,000	391,506
Deutsche Bank, Sr. Unscd. Notes	4.25	10/14/2021	290,000	292,078
Development Bank of Japan, Sr. Unscd. Notes	2.00	10/19/2021	500,000	509,804

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.0% (continued)
Banks - 6.0% (continued)
Discover Bank, Sr. Unscd. Bonds	3.45	7/27/2026	500,000	497,998
Discover Bank, Sr. Unscd. Notes	4.25	3/13/2026	400,000	415,444
Fifth Third Bancorp, Sr. Unscd. Notes	3.50	3/15/2022	600,000	620,397
HSBC Holdings, Sr. Unscd. Notes	2.63	11/7/2025	400,000	408,169
HSBC Holdings, Sr. Unscd. Notes	3.90	5/25/2026	295,000	321,555
HSBC Holdings, Sr. Unscd. Notes	3.97	5/22/2030	300,000	328,499
HSBC Holdings, Sub. Notes	4.25	3/14/2024	500,000	531,549
HSBC Holdings, Sub. Notes	6.50	5/2/2036	450,000	608,579
Industrial & Commercial Bank of China, Sr. Unscd. Bonds	2.45	10/20/2021	500,000	507,945
ING Groep, Sr. Unscd. Notes	3.15	3/29/2022	300,000	307,802
ING Groep, Sr. Unscd. Notes	3.55	4/9/2024	300,000	315,928
Intesa Sanpaolo, Gtd. Bonds	5.25	1/12/2024	400,000	419,945
JPMorgan Chase & Co., Sr. Unscd. Notes	2.08	4/22/2026	250,000	253,667
JPMorgan Chase & Co., Sr. Unscd. Notes	2.30	10/15/2025	230,000	235,066
JPMorgan Chase & Co., Sr. Unscd. Notes	2.40	6/7/2021	1,240,000	1,254,883
JPMorgan Chase & Co., Sr. Unscd. Notes	2.52	4/22/2031	390,000	398,971
JPMorgan Chase & Co., Sr. Unscd. Notes	2.74	10/15/2030	220,000	227,286
JPMorgan Chase & Co., Sr. Unscd. Notes	2.78	4/25/2023	300,000	307,416
JPMorgan Chase & Co., Sr. Unscd. Notes	3.11	4/22/2051	360,000	373,061
JPMorgan Chase & Co., Sr. Unscd. Notes	3.11	4/22/2041	75,000	77,911
JPMorgan Chase & Co., Sr. Unscd. Notes	3.20	1/25/2023	1,000,000	1,048,303
JPMorgan Chase & Co., Sr. Unscd. Notes	3.30	4/1/2026	500,000	538,602
JPMorgan Chase & Co., Sr. Unscd. Notes	3.51	1/23/2029	135,000	146,392
JPMorgan Chase & Co., Sr. Unscd. Notes	3.80	7/23/2024	140,000	149,521
JPMorgan Chase & Co., Sr. Unscd. Notes	3.90	1/23/2049	105,000	122,989
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	11/15/2048	200,000	235,635
JPMorgan Chase & Co., Sr. Unscd. Notes	4.01	4/23/2029	200,000	223,044
JPMorgan Chase & Co., Sr. Unscd. Notes	4.20	7/23/2029	150,000	169,716

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
Banks - 6.0% (continued)
JPMorgan Chase & Co., Sr. Unscd. Notes	4.26	2/22/2048	400,000		489,765
JPMorgan Chase & Co., Sr. Unscd. Notes	4.49	3/24/2031	300,000		355,591
JPMorgan Chase & Co., Sub. Notes	3.63	12/1/2027	500,000		537,547
JPMorgan Chase & Co., Sub. Notes	3.88	9/10/2024	500,000		538,573
JPMorgan Chase & Co., Sub. Notes	4.13	12/15/2026	500,000		553,030
KeyBank, Sr. Unscd. Notes	3.30	6/1/2025	400,000		429,700
KeyBank, Sub. Notes	6.95	2/1/2028	100,000		122,423
Kreditanstalt Fuer Wiederaufbau, Gov't Gtd. Bonds	2.50	2/15/2022	300,000		311,690
Kreditanstalt Fuer Wiederaufbau, Govt Gtd. Notes	2.38	12/29/2022	305,000		321,071
Kreditanstalt Fuer Wiederaufbau, Gov't Gtd. Notes	1.50	6/15/2021	765,000		774,394
Kreditanstalt Fuer Wiederaufbau, Gov't Gtd. Notes	1.75	8/22/2022	210,000		216,800
Kreditanstalt Fuer Wiederaufbau, Gov't Gtd. Notes	2.00	5/2/2025	1,100,000	[a]	1,179,773
Kreditanstalt Fuer Wiederaufbau, Gov't Gtd. Notes	2.13	3/7/2022	620,000		640,596
Landwirtschaftliche Rentenbank, Gov't Gtd. Notes	2.38	6/10/2025	500,000		544,804
Lloyds Banking Group, Sr. Unscd. Notes	3.87	7/9/2025	250,000		263,312
Lloyds Banking Group, Sr. Unscd. Notes	4.55	8/16/2028	500,000		561,618
Llyods Banking Group, Sub. Notes	4.58	12/10/2025	820,000		887,667
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.00	2/22/2022	500,000		512,114
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.54	7/26/2021	300,000		307,682
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.68	2/22/2027	500,000		541,745
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.76	7/26/2023	300,000		317,902
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	4.29	7/26/2038	200,000		233,832
Mizuho Financial Group, Sr. Unscd. Bonds	2.27	9/13/2021	500,000		504,693
Mizuho Financial Group, Sr. Unscd. Bonds	2.84	9/13/2026	500,000	[a]	522,627
Morgan Stanley, Sr. Unscd. Notes	2.70	1/22/2031	175,000		179,733
Morgan Stanley, Sr. Unscd. Notes	2.72	7/22/2025	100,000		103,115
Morgan Stanley, Sr. Unscd. Notes	3.13	1/23/2023	150,000		156,146
Morgan Stanley, Sr. Unscd. Notes	3.63	1/20/2027	380,000		414,171

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
Banks - 6.0% (continued)
Morgan Stanley, Sr. Unscd. Notes	3.75	2/25/2023	500,000		528,902
Morgan Stanley, Sr. Unscd. Notes	3.77	1/24/2029	180,000		197,771
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/2025	500,000		551,528
Morgan Stanley, Sr. Unscd. Notes	4.38	1/22/2047	500,000		623,093
Morgan Stanley, Sr. Unscd. Notes	7.25	4/1/2032	300,000		435,098
Morgan Stanley, Sub. Notes	3.95	4/23/2027	500,000		534,950
Morgan Stanley, Sub. Notes	4.10	5/22/2023	500,000		528,444
National Australia Bank, Sr. Unscd. Notes	1.88	12/13/2022	250,000		253,864
National Australia Bank, Sr. Unscd. Notes	2.50	7/12/2026	500,000		518,616
Northern Trust, Sub. Notes	3.95	10/30/2025	846,000		949,274
PNC Bank, Sr. Unscd. Notes	2.63	2/17/2022	500,000		512,927
PNC Bank, Sub. Notes	3.80	7/25/2023	500,000		536,782
Royal Bank of Canada, Sr. Unscd. Notes	1.60	4/17/2023	250,000		251,159
Royal Bank of Canada, Sr. Unscd. Notes	1.95	1/17/2023	200,000		202,962
Royal Bank of Scotland Group, Sr. Unscd. Notes	4.80	4/5/2026	500,000		554,899
Royal Bank of Scotland Group, Sub. Bonds	6.13	12/15/2022	300,000		321,777
Skandinaviska Enskilda Banken, Sr. Unscd. Notes	1.88	9/13/2021	250,000		252,469
State Street, Sr. Unscd. Notes	3.15	3/30/2031	300,000	[b]	327,307
State Street, Sr. Unscd. Notes	3.55	8/18/2025	290,000		319,643
State Street, Sr. Unscd. Notes	3.70	11/20/2023	250,000		272,993
State Street, Sub. Notes	3.03	11/1/2034	225,000		236,615
Sumitomo Mitsui Banking, Gtd. Bonds	3.00	1/18/2023	290,000		298,924
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	3.45	1/11/2027	160,000		171,139
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	3.78	3/9/2026	500,000		547,848
The Bank of Nova Scotia, Sr. Unscd. Notes	1.63	5/1/2023	250,000		250,079
The Bank of Nova Scotia, Sr. Unscd. Notes	2.00	11/15/2022	180,000		182,608
The Bank of Nova Scotia, Sr. Unscd. Notes	2.80	7/21/2021	600,000		611,512
The Bank of Nova Scotia, Sr. Unscd. Notes	3.40	2/11/2024	500,000		532,671
The Bank of Nova Scotia, Sub. Notes	4.50	12/16/2025	500,000		545,581
The Goldman Sachs Group, Sr. Unscd. Bonds	4.22	5/1/2029	200,000		221,974

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
Banks - 6.0% (continued)
The Goldman Sachs Group, Sr. Unscd. Notes	2.35	11/15/2021	500,000		501,999
The Goldman Sachs Group, Sr. Unscd. Notes	3.63	2/20/2024	500,000		530,202
The Goldman Sachs Group, Sr. Unscd. Notes	3.63	1/22/2023	500,000		525,315
The Goldman Sachs Group, Sr. Unscd. Notes	3.81	4/23/2029	150,000		162,173
The Goldman Sachs Group, Sr. Unscd. Notes	3.85	1/26/2027	730,000		788,704
The Goldman Sachs Group, Sr. Unscd. Notes	6.25	2/1/2041	700,000		974,409
The Goldman Sachs Group, Sub. Notes	4.25	10/21/2025	130,000		139,604
The Goldman Sachs Group, Sub. Notes	6.75	10/1/2037	500,000		687,389
The Korea Development Bank, Sr. Unscd. Notes	2.75	3/19/2023	300,000		313,021
The PNC Financial Services Group, Sr. Unscd. Notes	2.20	11/1/2024	500,000	[a]	520,181
The PNC Financial Services Group, Sr. Unscd. Notes	2.55	1/22/2030	300,000		308,564
The PNC Financial Services Group, Sr. Unscd. Notes	3.45	4/23/2029	200,000		220,161
The Toronto-Dominion Bank, Sr. Unscd. Notes	1.90	12/1/2022	300,000		305,756
The Toronto-Dominion Bank, Sr. Unscd. Notes	3.50	7/19/2023	350,000		379,031
Truist Bank, Sr. Unscd. Notes	2.15	12/6/2024	250,000		255,902
Truist Bank, Sr. Unscd. Notes	2.75	5/1/2023	500,000		520,462
Truist Financial, Sr. Unscd. Notes	2.50	8/1/2024	200,000		206,475
Truist Financial, Sr. Unscd. Notes	3.70	6/5/2025	300,000		329,596
U.S. Bancorp, Sr. Unscd. Notes	3.00	3/15/2022	900,000		932,049
US Bank, Sr. Unscd. Notes	1.80	1/21/2022	250,000		253,575
US Bank, Sr. Unscd. Notes	3.40	7/24/2023	350,000		374,798
Wells Fargo & Co., Sr. Unscd. Notes	2.10	7/26/2021	220,000		222,206
Wells Fargo & Co., Sr. Unscd. Notes	2.16	2/11/2026	145,000		145,715
Wells Fargo & Co., Sr. Unscd. Notes	2.19	4/30/2026	400,000		402,531
Wells Fargo & Co., Sr. Unscd. Notes	2.57	2/11/2031	145,000		145,156
Wells Fargo & Co., Sr. Unscd. Notes	3.07	1/24/2023	470,000		481,513
Wells Fargo & Co., Sr. Unscd. Notes	3.55	9/29/2025	200,000		216,413
Wells Fargo & Co., Sr. Unscd. Notes	4.15	1/24/2029	135,000		152,806
Wells Fargo & Co., Sub. Notes	4.10	6/3/2026	500,000		541,145
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	500,000		547,944
Wells Fargo & Co., Sub. Notes	4.65	11/4/2044	500,000		586,414

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
Banks - 6.0% (continued)
Wells Fargo & Co., Sub. Notes	4.75	12/7/2046	500,000		593,563
Wells Fargo & Co., Sub. Notes, Ser. M	3.45	2/13/2023	500,000		521,108
Westpac Banking, Sr. Unscd. Notes	2.00	1/13/2023	300,000		306,022
Westpac Banking, Sr. Unscd. Notes	2.85	5/13/2026	200,000		209,964
				68,337,425
Beverage Products - .7%
Anheuser-Busch InBev Finance, Gtd. Notes	4.00	1/17/2043	700,000		717,348
Anheuser-Busch InBev Worldwide, Gtd. Notes	3.50	6/1/2030	100,000		106,884
Anheuser-Busch InBev Worldwide, Gtd. Notes	3.65	2/1/2026	315,000		343,893
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.00	4/13/2028	500,000		554,003
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.60	6/1/2060	140,000		155,409
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.60	4/15/2048	250,000		276,704
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.70	2/1/2036	590,000		657,653
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.75	1/23/2029	285,000		329,259
Anheuser-Busch InBev Worldwide, Gtd. Notes	5.45	1/23/2039	120,000		144,603
Anheuser-Busch InBev Worldwide, Gtd. Notes	5.80	1/23/2059	300,000		395,664
Diageo Capital, Gtd. Notes	2.38	10/24/2029	300,000		309,655
Diageo Investment, Gtd. Notes	4.25	5/11/2042	250,000		303,650
Keurig Dr Pepper, Gtd. Notes	4.06	5/25/2023	215,000		230,262
Molson Coors Beverage, Gtd. Notes	2.10	7/15/2021	500,000		498,696
Molson Coors Beverage, Gtd. Notes	4.20	7/15/2046	150,000		144,820
PepsiCo, Sr. Unscd. Notes	2.63	7/29/2029	400,000		432,958
PepsiCo, Sr. Unscd. Notes	3.50	7/17/2025	500,000		560,027
PepsiCo, Sr. Unscd. Notes	3.63	3/19/2050	300,000		360,466
PepsiCo, Sr. Unscd. Notes	4.45	4/14/2046	210,000		278,035
The Coca-Cola Company, Sr. Unscd. Notes	3.30	9/1/2021	750,000		775,523
The Coca-Cola Company, Sr. Unscd. Notes	4.20	3/25/2050	300,000		383,507
				7,959,019
Building Materials - .0%
Carrier Global, Sr. Unscd. Notes	2.72	2/15/2030	115,000	[b]	108,112
Carrier Global, Sr. Unscd. Notes	3.38	4/5/2040	75,000	[b]	67,249
Carrier Global, Sr. Unscd. Notes	3.58	4/5/2050	95,000	[b]	85,661

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
Building Materials - .0% (continued)
Johnson Controls International, Sr. Unscd. Notes	5.13	9/14/2045	10,000		11,903
Owens Corning, Sr. Unscd. Notes	7.00	12/1/2036	69,000		84,500
				357,425
Chemicals - .4%
Celanese US Holdings, Gtd. Notes	4.63	11/15/2022	350,000		362,462
Dupont De Nemours, Sr. Unscd. Notes	4.21	11/15/2023	100,000		108,280
Dupont De Nemours, Sr. Unscd. Notes	4.49	11/15/2025	100,000		110,224
Dupont De Nemours, Sr. Unscd. Notes	4.73	11/15/2028	100,000		113,886
Dupont De Nemours, Sr. Unscd. Notes	5.42	11/15/2048	125,000		160,688
Ecolab, Sr. Unscd. Notes	2.70	11/1/2026	250,000		266,731
Ecolab, Sr. Unscd. Notes	4.35	12/8/2021	164,000		173,644
LYB International Finance, Gtd. Notes	4.00	7/15/2023	350,000		364,116
Nutrien, Sr. Unscd. Notes	3.63	3/15/2024	200,000		210,170
Nutrien, Sr. Unscd. Notes	5.25	1/15/2045	200,000		238,364
Praxair, Gtd. Notes	2.45	2/15/2022	400,000		407,836
The Dow Chemical Company, Sr. Unscd. Bonds	7.38	11/1/2029	500,000		678,722
The Dow Chemical Company, Sr. Unscd. Notes	3.63	5/15/2026	250,000		264,007
The Dow Chemical Company, Sr. Unscd. Notes	4.38	11/15/2042	300,000		318,420
The Mosaic Company, Sr. Unscd. Notes	4.25	11/15/2023	300,000		305,351
The Sherwin-Williams Company, Sr. Unscd. Notes	4.50	6/1/2047	100,000		119,955
				4,202,856
Collateralized Municipal-Backed Securities - 1.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K017, Cl. A2	2.87	12/25/2021	770,938	[c]	793,363
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K032, Cl. A1	3.02	2/25/2023	226,412	[c]	234,381
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K039, Cl. A2	3.30	7/25/2024	1,000,000	[c]	1,093,567

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
Collateralized Municipal-Backed Securities - 1.0% (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K043, Cl. A2	3.06	12/25/2024	648,000	[c]	708,097
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K047, Cl. A2	3.33	5/25/2025	1,000,000	[c]	1,111,496
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K056, Cl. A2	2.53	5/25/2026	1,300,000	[c]	1,412,388
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K091, Cl. A2	3.51	3/25/2029	400,000	[c]	470,433
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K092, Cl. A2	3.30	4/25/2029	400,000	[c]	465,025
Federal National Mortgage Association, Ser. 2013-M14, Cl. APT	2.68	4/25/2023	249,235	[c]	257,862
Federal National Mortgage Association, Ser. 2017-M12, Cl. A2	3.18	6/25/2027	975,000	[c]	1,077,026
Federal National Mortgage Association, Ser. 2017-M8, Cl. A1	2.65	5/25/2027	461,652	[c]	480,853
Federal National Mortgage Association, Ser. 2018-M1, Cl. A2	3.08	12/25/2027	1,000,000	[c]	1,113,695
Federal National Mortgage Association, Ser. 2018-M10, Cl. A2	3.50	7/25/2028	750,000	[c]	868,313
Federal National Mortgage Association, Ser. 2019-M12, Cl. A2	2.89	5/25/2029	500,000	[c]	557,771
Federal National Mortgage Association, Ser. 2019-M5, Cl. A2	3.27	1/25/2029	200,000	[c]	227,009
				10,871,279
Commercial & Professional Services - .3%
Equifax, Sr. Unscd. Notes	2.60	12/1/2024	400,000		406,440
Global Payments, Sr. Unscd. Notes	4.80	4/1/2026	500,000		572,173
IHS Markit, Sr. Unscd. Notes	3.63	5/1/2024	223,000		229,942
Moody's, Sr. Unscd. Notes	3.25	6/7/2021	250,000		254,962
PayPal Holdings, Sr. Unscd. Notes	2.85	10/1/2029	95,000		101,270
President & Fellows of Harvard College, Unscd. Bonds	3.15	7/15/2046	450,000		511,228
S&P Global, Gtd. Notes	4.40	2/15/2026	230,000		265,473
The Cleveland Clinic Foundation, Unscd. Bonds	4.86	1/1/2114	150,000		196,954

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.0% (continued)
Commercial & Professional Services - .3% (continued)
The Leland Stanford Junior University, Unscd. Bonds	3.65	5/1/2048	105,000	132,230
University of Southern California, Sr. Unscd. Notes	5.25	10/1/2111	40,000	61,058
William Marsh Rice University, Unscd. Bonds	3.57	5/15/2045	250,000	294,874
				3,026,604
Commercial Mortgage Pass-Through Ctfs. - 1.4%
BANK, Ser. 2019-BN21, Cl. A5	2.85	10/17/2052	400,000	424,311
CFCRE Commercial Mortgage Trust, Ser. 2017-C8, Cl. A4	3.57	6/15/2050	500,000	529,584
Citigroup Commercial Mortgage Trust, Ser. 2014-GC23, Cl. A4	3.62	7/10/2047	1,000,000	1,066,571
Commercial Mortgage Trust, Ser. 2013-CR11, Cl. B	5.28	8/10/2050	750,000	771,019
Commercial Mortgage Trust, Ser. 2014-CR16, Cl. A4	4.05	4/10/2047	200,000	211,905
Commercial Mortgage Trust, Ser. 2016-CR28, Cl. A4	3.76	2/10/2049	1,035,000	1,108,141
GS Mortgage Securities Trust, Ser. 2014-GC18, Cl. A3	3.80	1/10/2047	453,580	471,481
J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser. 2012-LC9, Cl. A5	2.84	12/15/2047	795,157	807,256
JPMBB Commercial Mortgage Securities Trust, Ser. 2013-C15, Cl. A5	4.13	11/15/2045	500,000	532,206
JPMBB Commercial Mortgage Securities Trust, Ser. 2014-C24, Cl. A5	3.64	11/15/2047	725,000	770,939
JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C33, Cl. A4	3.77	12/15/2048	2,000,000	2,185,394
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2015-C20, Cl. A4	3.25	2/15/2048	1,175,000	1,239,756
Morgan Stanley Capital I Trust, Ser. 2012-C4, Cl. AS	3.77	3/15/2045	720,000	687,045
SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Cl. A4	3.06	10/10/2048	2,000,000	2,054,580
UBS Commercial Mortgage Trust, Ser. 2018-C12, Cl. A5	4.30	8/15/2051	500,000	565,228
UBS-Barclays Commercial Mortgage Trust, Ser. 2013-C6, Cl. A4	3.24	4/10/2046	412,000	424,829
Wells Fargo Commercial Mortgage Trust, Ser. 2017-RC1, Cl. A2	3.12	1/15/2060	500,000	510,183

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.0% (continued)
Commercial Mortgage Pass-Through Ctfs. - 1.4% (continued)
Wells Fargo Commercial Mortgage Trust, Ser. 2018-C44 Cl. A5	4.21	5/15/2051	900,000	1,022,032
WF-RBS Commercial Mortgage Trust, Ser. 2013-C14, Cl. ASB	2.98	6/15/2046	340,710	346,009
				15,728,469
Consumer Discretionary - .1%
Hasbro, Sr. Unscd. Notes	3.15	5/15/2021	450,000	454,798
Marriott International, Sr. Unscd. Notes, Ser. N	3.13	10/15/2021	600,000	585,763
				1,040,561
Consumer Durables & Apparel - .1%
Nike, Sr. Unscd. Notes	2.25	5/1/2023	300,000	312,029
Nike, Sr. Unscd. Notes	3.38	3/27/2050	300,000	336,286
Nike, Sr. Unscd. Notes	3.63	5/1/2043	300,000	338,041
				986,356
Consumer Staples - .2%
Church & Dwight, Sr. Unscd. Notes	3.95	8/1/2047	300,000	336,232
Colgate-Palmolive, Sr. Unscd. Notes	2.45	11/15/2021	500,000	506,029
The Clorox Company, Sr. Unscd. Notes	3.80	11/15/2021	200,000	207,889
The Estee Lauder Companies, Sr. Unscd. Notes	2.00	12/1/2024	320,000	330,188
The Estee Lauder Companies, Sr. Unscd. Notes	2.38	12/1/2029	300,000	307,166
The Estee Lauder Companies, Sr. Unscd. Notes	2.60	4/15/2030	300,000	312,746
Unilever Capital, Gtd. Notes	5.90	11/15/2032	250,000	354,469
				2,354,719
Diversified Financials - .7%
AerCap Ireland Capital, Gtd. Notes	3.50	5/26/2022	500,000	465,457
AerCap Ireland Capital, Gtd. Notes	3.95	2/1/2022	500,000	468,484
Affiliated Managers Group, Sr. Unscd. Notes	3.50	8/1/2025	250,000	265,099
Air Lease, Sr. Unscd. Notes	3.75	2/1/2022	100,000	[a] 93,645
Ally Financial, Sr. Unscd. Notes	3.88	5/21/2024	200,000	195,960
Ally Financial, Sr. Unscd. Notes	5.80	5/1/2025	250,000	267,665
American Express, Sub. Notes	3.63	12/5/2024	500,000	531,422
Ares Capital, Sr. Unscd. Notes	3.50	2/10/2023	300,000	285,789
Blackrock, Sr. Unscd. Notes	3.50	3/18/2024	250,000	274,270
Capital One Bank USA, Sr. Unscd. Notes	2.01	1/27/2023	300,000	297,517
Capital One Financial, Sr. Unscd. Notes	4.75	7/15/2021	300,000	310,123
Capital One Financial, Sub. Notes	3.75	7/28/2026	750,000	744,967

18

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.0% (continued)
Diversified Financials - .7% (continued)
CME Group, Sr. Unscd. Notes	3.00	3/15/2025	250,000	271,971
GE Capital International Funding, Gtd. Notes	4.42	11/15/2035	600,000	625,838
Intercontinental Exchange, Gtd. Notes	4.00	10/15/2023	350,000	386,347
Intercontinental Exchange, Sr. Unscd. Notes	4.25	9/21/2048	75,000	97,305
Invesco Finance, Gtd. Notes	4.00	1/30/2024	250,000	264,033
Jefferies Group, Sr. Unscd. Debs.	6.45	6/8/2027	35,000	39,341
Jefferies Group, Sr. Unscd. Notes	5.13	1/20/2023	150,000	157,138
Legg Mason, Sr. Unscd. Notes	5.63	1/15/2044	200,000	238,652
Mastercard, Sr. Unscd. Notes	3.85	3/26/2050	500,000	628,186
Nasdaq, Sr. Unscd. Notes	4.25	6/1/2024	250,000	271,639
Synchrony Financial, Sr. Unscd. Notes	4.25	8/15/2024	500,000	489,306
Visa, Sr. Unscd. Notes	3.65	9/15/2047	55,000	67,097
Visa, Sr. Unscd. Notes	4.15	12/14/2035	270,000	340,862
Visa, Sr. Unscd. Notes	4.30	12/14/2045	200,000	264,710
				8,342,823
Educational Services - .0%
California Institute of Technology, Unscd. Bonds	4.32	8/1/2045	110,000	140,951
Electronic Components - .2%
Allegion US Holding, Gtd. Notes	3.20	10/1/2024	400,000	401,841
Arrow Electronics, Sr. Unscd. Notes	4.50	3/1/2023	500,000	521,378
Emerson Electric, Sr. Unscd. Notes	2.63	2/15/2023	260,000	272,034
Fortive, Sr. Unscd. Notes	2.35	6/15/2021	250,000	251,218
Roper Technologies, Sr. Unscd. Notes	3.80	12/15/2026	500,000	539,996
				1,986,467
Energy - 2.2%
BP Capital Markets, Gtd. Notes	2.50	11/6/2022	400,000	408,590
BP Capital Markets America, Gtd. Notes	3.25	5/6/2022	700,000	721,785
BP Capital Markets America, Gtd. Notes	3.63	4/6/2030	300,000	323,806
BP Capital Markets America, Gtd. Notes	3.80	9/21/2025	300,000	324,630
BP Capital Markets America, Gtd. Notes	3.94	9/21/2028	300,000	327,227
BP Capital Markets America, Gtd. Notes	4.23	11/6/2028	100,000	111,262
Canadian Natural Resources, Sr. Unscd. Notes	6.25	3/15/2038	200,000	198,609

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
Energy - 2.2% (continued)
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.88	3/31/2025	180,000		186,713
Chevron, Sr. Unscd. Notes	2.95	5/16/2026	295,000		319,383
Chevron, Sr. Unscd. Notes	3.33	11/17/2025	165,000		180,501
CNOOC Finance 2013, Gtd. Notes	3.00	5/9/2023	500,000		513,547
Concho Resources, Gtd. Notes	4.30	8/15/2028	200,000		203,858
Concho Resources, Gtd. Notes	4.88	10/1/2047	60,000		59,450
ConocoPhillips, Gtd. Notes	4.95	3/15/2026	150,000		173,169
ConocoPhillips, Gtd. Notes	5.95	3/15/2046	250,000		346,185
ConocoPhillips Holding, Sr. Unscd. Notes	6.95	4/15/2029	125,000		167,341
Devon Energy, Sr. Unscd. Notes	5.85	12/15/2025	71,000		69,114
Ecopetrol, Sr. Unscd. Notes	7.38	9/18/2043	300,000		312,420
Enable Midstream Partners, Sr. Unscd. Notes	5.00	5/15/2044	250,000		158,253
Enbridge, Gtd. Notes	4.25	12/1/2026	500,000		527,781
Energy Transfer Operating, Gtd. Notes	3.75	5/15/2030	200,000		182,189
Energy Transfer Operating, Gtd. Notes	5.00	5/15/2050	300,000		268,222
Energy Transfer Operating, Gtd. Notes	5.15	2/1/2043	500,000		414,411
Energy Transfer Operating, Gtd. Notes	6.25	4/15/2049	95,000		94,813
Enterprise Products Operating, Gtd. Notes	3.13	7/31/2029	300,000		300,432
Enterprise Products Operating, Gtd. Notes	3.35	3/15/2023	600,000		622,574
Enterprise Products Operating, Gtd. Notes	3.70	2/15/2026	200,000		213,350
Enterprise Products Operating, Gtd. Notes	3.95	1/31/2060	95,000		87,677
Enterprise Products Operating, Gtd. Notes	4.25	2/15/2048	75,000		75,163
Enterprise Products Operating, Gtd. Notes	4.90	5/15/2046	500,000		533,298
EOG Resources, Sr. Unscd. Notes	3.90	4/1/2035	200,000		216,357
Equinor Asa, Gtd. Notes	2.65	1/15/2024	500,000		519,310
Exxon Mobil, Sr. Unscd. Notes	1.57	4/15/2023	250,000		253,722
Exxon Mobil, Sr. Unscd. Notes	2.28	8/16/2026	155,000		160,816
Exxon Mobil, Sr. Unscd. Notes	2.61	10/15/2030	345,000		360,049
Exxon Mobil, Sr. Unscd. Notes	3.00	8/16/2039	430,000		435,466
Exxon Mobil, Sr. Unscd. Notes	3.10	8/16/2049	230,000	[a]	235,486
Exxon Mobil, Sr. Unscd. Notes	3.45	4/15/2051	135,000		147,082
Exxon Mobil, Sr. Unscd. Notes	4.11	3/1/2046	250,000		295,314

20

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.0% (continued)
Energy - 2.2% (continued)
Halliburton, Sr. Unscd. Notes	3.80	11/15/2025	415,000	402,222
Hess, Sr. Unscd. Notes	4.30	4/1/2027	250,000	226,795
Hess, Sr. Unscd. Notes	5.60	2/15/2041	250,000	218,848
HollyFrontier, Sr. Unscd. Bonds	5.88	4/1/2026	480,000	491,508
Kinder Morgan, Gtd. Notes	4.30	3/1/2028	500,000	530,928
Kinder Morgan Energy Partners, Gtd. Notes	3.50	9/1/2023	500,000	515,293
Kinder Morgan Energy Partners, Gtd. Notes	5.00	10/1/2021	300,000	306,270
Kinder Morgan Energy Partners, Gtd. Notes	5.00	3/1/2043	300,000	316,703
Kinder Morgan Energy Partners, Gtd. Notes	7.40	3/15/2031	350,000	421,612
Marathon Oil, Sr. Unscd. Notes	6.60	10/1/2037	300,000	237,962
Marathon Petroleum, Sr. Unscd. Notes	4.75	9/15/2044	300,000	272,910
MPLX, Sr. Unscd. Notes	4.50	4/15/2038	105,000	93,820
MPLX, Sr. Unscd. Notes	4.88	12/1/2024	500,000	497,234
MPLX, Sr. Unscd. Notes	4.90	4/15/2058	115,000	95,162
MPLX, Sr. Unscd. Notes	5.50	2/15/2049	150,000	149,736
Nexen, Gtd. Notes	5.88	3/10/2035	125,000	172,149
Noble Energy, Sr. Unscd. Notes	3.90	11/15/2024	200,000	179,530
ONEOK, Gtd. Notes	4.00	7/13/2027	300,000	267,219
ONEOK Partners, Gtd. Notes	5.00	9/15/2023	500,000	501,993
ONEOK Partners, Gtd. Notes	6.85	10/15/2037	60,000	56,758
Phillips 66, Gtd. Notes	4.88	11/15/2044	202,000	227,033
Pioneer Natural Resources, Sr. Unscd. Notes	3.95	7/15/2022	500,000	507,845
Plains All American Pipeline, Sr. Unscd. Notes	3.85	10/15/2023	300,000	288,276
Plains All American Pipeline, Sr. Unscd. Notes	4.90	2/15/2045	250,000	209,403
Sabine Pass Liquefaction, Sr. Scd. Notes	5.00	3/15/2027	600,000	615,443
Sabine Pass Liquefaction, Sr. Scd. Notes	5.63	4/15/2023	300,000	312,202
Shell International Finance, Gtd. Notes	1.88	5/10/2021	485,000	487,041
Shell International Finance, Gtd. Notes	2.38	11/7/2029	400,000	401,187
Shell International Finance, Gtd. Notes	2.38	4/6/2025	250,000	258,028
Shell International Finance, Gtd. Notes	2.75	4/6/2030	250,000	259,580

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.0% (continued)
Energy - 2.2% (continued)
Shell International Finance, Gtd. Notes	2.88	5/10/2026	185,000	196,265
Shell International Finance, Gtd. Notes	3.25	5/11/2025	560,000	599,465
Shell International Finance, Gtd. Notes	3.25	4/6/2050	250,000	258,015
Shell International Finance, Gtd. Notes	4.13	5/11/2035	260,000	301,432
Spectra Energy Partners, Gtd. Notes	5.95	9/25/2043	200,000	228,381
Suncor Energy, Sr. Unscd. Notes	4.00	11/15/2047	50,000	47,447
Suncor Energy, Sr. Unscd. Notes	6.50	6/15/2038	300,000	327,860
Sunoco Logistics Partners Operations, Gtd. Notes	4.95	1/15/2043	200,000	171,397
Sunoco Logistics Partners Operations, Gtd. Notes	5.40	10/1/2047	110,000	99,753
Tennessee Gas Pipeline, Gtd. Debs.	7.63	4/1/2037	70,000	84,749
The Williams Companies, Sr. Unscd. Notes	3.75	6/15/2027	150,000	149,880
The Williams Companies, Sr. Unscd. Notes	4.00	9/15/2025	100,000	102,288
The Williams Companies, Sr. Unscd. Notes	6.30	4/15/2040	400,000	461,496
Total Capital International, Gtd. Notes	2.83	1/10/2030	170,000	[a] 176,185
Total Capital International, Gtd. Notes	3.46	7/12/2049	50,000	52,700
TransCanada Pipelines, Sr. Unscd. Notes	3.75	10/16/2023	500,000	519,983
TransCanada Pipelines, Sr. Unscd. Notes	4.88	5/15/2048	60,000	67,130
TransCanada Pipelines, Sr. Unscd. Notes	6.20	10/15/2037	75,000	92,692
TransCanada Pipelines, Sr. Unscd. Notes	7.63	1/15/2039	300,000	424,224
Valero Energy, Gtd. Notes	7.50	4/15/2032	170,000	214,210
Valero Energy, Sr. Unscd. Notes	6.63	6/15/2037	165,000	197,044
				25,342,641
Environmental Control - .1%
Republic Services, Sr. Unscd. Notes	5.25	11/15/2021	500,000	530,164
Waste Management, Gtd. Notes	3.50	5/15/2024	500,000	541,879
Waste Management, Gtd. Notes	4.15	7/15/2049	250,000	318,002
				1,390,045
Financials - .0%
Brookfield Asset Management, Sr. Unscd. Notes	4.00	1/15/2025	250,000	267,267

22

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
Food Products - .4%
Campbell Soup, Sr. Unscd. Notes	3.30	3/19/2025	400,000		426,885
Campbell Soup, Sr. Unscd. Notes	4.15	3/15/2028	80,000		90,666
Conagra Brands, Sr. Unscd. Notes	3.20	1/25/2023	165,000		171,738
Conagra Brands, Sr. Unscd. Notes	4.85	11/1/2028	100,000		117,246
Conagra Brands, Sr. Unscd. Notes	5.40	11/1/2048	60,000		79,751
General Mills, Sr. Unscd. Notes	2.88	4/15/2030	300,000		321,134
General Mills, Sr. Unscd. Notes	4.20	4/17/2028	110,000		127,693
General Mills, Sr. Unscd. Notes	5.40	6/15/2040	300,000		397,449
Kellogg, Sr. Unscd. Notes	2.65	12/1/2023	300,000		311,724
McCormick & Co., Sr. Unscd. Notes	2.50	4/15/2030	300,000		309,168
Mondelez International, Sr. Unscd. Notes	2.13	4/13/2023	400,000		407,476
Mondelez International, Sr. Unscd. Notes	2.75	4/13/2030	300,000		318,307
Sysco, Gtd. Notes	5.38	9/21/2035	200,000		224,645
The Kroger Company, Sr. Unscd. Notes	3.70	8/1/2027	300,000		334,954
The Kroger Company, Sr. Unscd. Notes	7.50	4/1/2031	400,000		566,932
Tyson Foods, Sr. Unscd. Bonds	5.15	8/15/2044	250,000		317,722
				4,523,490
Foreign Governmental - 1.5%
Chile, Sr. Unscd. Notes	3.13	3/27/2025	500,000		532,500
Colombia, Sr. Unscd. Bonds	5.00	6/15/2045	800,000		806,000
Colombia, Sr. Unscd. Notes	3.88	4/25/2027	500,000		496,250
Finland, Sr. Unscd. Bonds	6.95	2/15/2026	25,000		32,964
Hungary, Sr. Unscd. Notes	7.63	3/29/2041	300,000		484,769
Indonesia, Sr. Unscd. Notes	3.50	1/11/2028	300,000		303,403
Indonesia, Sr. Unscd. Notes	3.85	10/15/2030	300,000		311,456
Indonesia, Sr. Unscd. Notes	4.35	1/11/2048	300,000		311,894
Israel, Gov't Gtd. Bonds	5.50	9/18/2023	450,000		523,686
Israel, Sr. Unscd. Bonds	3.15	6/30/2023	300,000		316,574
Israel, Sr. Unscd. Bonds	3.88	7/3/2050	250,000		277,775
Israel, Sr. Unscd. Notes	3.38	1/15/2050	300,000		310,125
Italy, Sr. Unscd. Debs.	6.88	9/27/2023	400,000		452,863
Mexico, Sr. Unscd. Notes	3.63	3/15/2022	500,000		510,130
Mexico, Sr. Unscd. Notes	3.90	4/27/2025	300,000		303,750
Mexico, Sr. Unscd. Notes	4.15	3/28/2027	345,000		346,294
Mexico, Sr. Unscd. Notes	4.60	1/23/2046	600,000		546,726
Mexico, Sr. Unscd. Notes	5.00	4/27/2051	250,000		240,250
Mexico, Sr. Unscd. Notes	5.55	1/21/2045	850,000	[a]	882,937
Panama, Sr. Unscd. Bonds	4.50	4/16/2050	200,000		225,502
Panama, Sr. Unscd. Bonds	6.70	1/26/2036	400,000		529,444

23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
Foreign Governmental - 1.5% (continued)
Peru, Sr. Unscd. Bonds	6.55	3/14/2037	370,000		533,211
Peru, Sr. Unscd. Bonds	7.35	7/21/2025	500,000		629,280
Philippines, Sr. Unscd. Bonds	3.70	2/2/2042	400,000		462,302
Philippines, Sr. Unscd. Bonds	10.63	3/16/2025	800,000		1,097,304
Poland, Sr. Unscd. Notes	5.00	3/23/2022	650,000		696,148
Province of Alberta Canada, Sr. Unscd. Notes	3.30	3/15/2028	80,000		92,048
Province of British Columbia Canada, Sr. Unscd. Bonds, Ser. USD2	6.50	1/15/2026	925,000		1,203,246
Province of Manitoba Canada, Unscd. Debs.	8.88	9/15/2021	450,000	[a]	498,239
Province of Ontario Canada, Sr. Unscd. Bonds	1.75	1/24/2023	300,000	[a]	308,396
Province of Ontario Canada, Sr. Unscd. Notes	3.40	10/17/2023	150,000		163,939
Province of Quebec Canada, Sr. Unscd. Debs., Ser. NJ	7.50	7/15/2023	200,000		242,485
Province of Quebec Canada, Sr. Unscd. Debs., Ser. PD	7.50	9/15/2029	550,000		850,865
Uruguay, Sr. Unscd. Bonds	4.98	4/20/2055	105,000		119,292
Uruguay, Sr. Unscd. Bonds	7.63	3/21/2036	300,000		417,378
Uruguay, Sr. Unscd. Notes	4.50	8/14/2024	400,000	[a]	430,424
				16,489,849
Forest Products & Other - .1%
International Paper, Sr. Unscd. Notes	3.65	6/15/2024	400,000		427,653
International Paper, Sr. Unscd. Notes	4.40	8/15/2047	250,000		282,923
				710,576
Health Care - 2.9%
AbbVie, Sr. Unscd. Notes	2.60	11/21/2024	385,000	[b]	402,072
AbbVie, Sr. Unscd. Notes	2.90	11/6/2022	1,000,000		1,041,438
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	335,000	[b]	355,786
AbbVie, Sr. Unscd. Notes	3.60	5/14/2025	170,000		184,818
AbbVie, Sr. Unscd. Notes	4.05	11/21/2039	200,000	[b]	221,425
AbbVie, Sr. Unscd. Notes	4.25	11/21/2049	290,000	[b]	336,483
AbbVie, Sr. Unscd. Notes	4.25	11/14/2028	110,000		126,774
AbbVie, Sr. Unscd. Notes	4.30	5/14/2036	235,000		262,633
AbbVie, Sr. Unscd. Notes	4.45	5/14/2046	330,000		386,804
AbbVie, Sr. Unscd. Notes	4.88	11/14/2048	110,000		139,086
Aetna, Sr. Unscd. Notes	4.75	3/15/2044	250,000		296,626
Aetna, Sr. Unscd. Notes	6.63	6/15/2036	150,000		209,812
Allergan Funding, Gtd. Notes	3.80	3/15/2025	300,000		320,554
Allergan Funding, Gtd. Notes	4.75	3/15/2045	400,000		464,661
Amgen, Sr. Unscd. Notes	2.45	2/21/2030	70,000		72,430

24

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
Health Care - 2.9% (continued)
Amgen, Sr. Unscd. Notes	2.60	8/19/2026	1,000,000		1,069,659
Amgen, Sr. Unscd. Notes	3.15	2/21/2040	60,000		63,655
Amgen, Sr. Unscd. Notes	3.38	2/21/2050	60,000		65,017
Amgen, Sr. Unscd. Notes	4.66	6/15/2051	300,000		393,098
Anthem, Sr. Unscd. Notes	3.30	1/15/2023	500,000		527,091
Anthem, Sr. Unscd. Notes	4.38	12/1/2047	450,000		533,670
AstraZeneca, Sr. Unscd. Notes	4.38	11/16/2045	205,000		270,660
AstraZeneca, Sr. Unscd. Notes	4.38	8/17/2048	45,000		60,185
Baxalta, Gtd. Notes	5.25	6/23/2045	200,000		277,218
Becton Dickinson & Co., Sr. Unscd. Notes	3.13	11/8/2021	500,000		511,580
Becton Dickinson & Co., Sr. Unscd. Notes	3.73	12/15/2024	386,000		417,228
Biogen, Sr. Unscd. Notes	4.05	9/15/2025	500,000		556,034
Bristol-Myers Squibb, Sr. Unscd. Notes	2.00	8/1/2022	400,000		408,729
Bristol-Myers Squibb, Sr. Unscd. Notes	2.90	7/26/2024	285,000	[b]	304,453
Bristol-Myers Squibb, Sr. Unscd. Notes	3.25	2/20/2023	60,000	[b]	64,032
Bristol-Myers Squibb, Sr. Unscd. Notes	3.40	7/26/2029	250,000	[b]	286,057
Bristol-Myers Squibb, Sr. Unscd. Notes	3.88	8/15/2025	190,000	[b]	216,634
Bristol-Myers Squibb, Sr. Unscd. Notes	3.90	2/20/2028	90,000	[b]	104,970
Bristol-Myers Squibb, Sr. Unscd. Notes	4.13	6/15/2039	110,000	[b]	136,447
Bristol-Myers Squibb, Sr. Unscd. Notes	4.25	10/26/2049	200,000	[b]	261,387
Bristol-Myers Squibb, Sr. Unscd. Notes	4.35	11/15/2047	90,000	[b]	116,157
Bristol-Myers Squibb, Sr. Unscd. Notes	4.55	2/20/2048	90,000	[b]	120,764
Cardinal Health, Sr. Unscd. Notes	3.20	3/15/2023	150,000		154,883
Cardinal Health, Sr. Unscd. Notes	4.60	3/15/2043	300,000		311,567
Cigna, Gtd. Notes	3.40	9/17/2021	80,000		82,306
Cigna, Gtd. Notes	3.40	3/1/2027	300,000	[b]	321,062
Cigna, Gtd. Notes	3.75	7/15/2023	127,000		135,677
Cigna, Gtd. Notes	3.88	10/15/2047	75,000	[b]	82,687
Cigna, Gtd. Notes	4.13	11/15/2025	130,000		145,984
Cigna, Gtd. Notes	4.38	10/15/2028	230,000		263,427
Cigna, Gtd. Notes	4.80	7/15/2046	250,000	[b]	311,157
CVS Health, Sr. Unscd. Notes	2.88	6/1/2026	400,000		420,581
CVS Health, Sr. Unscd. Notes	3.25	8/15/2029	100,000		107,345

25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.0% (continued)
Health Care - 2.9% (continued)
CVS Health, Sr. Unscd. Notes	4.10	3/25/2025	400,000	442,246
CVS Health, Sr. Unscd. Notes	4.30	3/25/2028	640,000	722,328
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	500,000	590,902
CVS Health, Sr. Unscd. Notes	5.05	3/25/2048	550,000	694,421
Danaher, Sr. Unscd. Notes	4.38	9/15/2045	250,000	307,354
Dignity Health, Scd. Bonds	5.27	11/1/2064	304,000	319,519
Eli Lilly & Co., Sr. Unscd. Notes	3.10	5/15/2027	500,000	529,425
Gilead Sciences, Sr. Unscd. Notes	4.15	3/1/2047	220,000	277,609
Gilead Sciences, Sr. Unscd. Notes	4.60	9/1/2035	190,000	246,062
Gilead Sciences, Sr. Unscd. Notes	4.80	4/1/2044	500,000	662,250
GlaxoSmithKline Capital, Gtd. Notes	2.80	3/18/2023	300,000	317,311
GlaxoSmithKline Capital, Gtd. Notes	2.85	5/8/2022	500,000	519,237
GlaxoSmithKline Capital, Gtd. Notes	3.38	5/15/2023	140,000	150,104
GlaxoSmithKline Capital, Gtd. Notes	3.88	5/15/2028	125,000	145,775
HCA, Sr. Scd. Notes	4.13	6/15/2029	110,000	118,586
HCA, Sr. Scd. Notes	5.13	6/15/2039	50,000	57,805
HCA, Sr. Scd. Notes	5.25	6/15/2049	100,000	117,917
Humana, Sr. Unscd. Notes	3.85	10/1/2024	500,000	540,108
Johnson & Johnson, Sr. Unscd. Debs.	4.95	5/15/2033	170,000	233,364
Johnson & Johnson, Sr. Unscd. Notes	2.45	3/1/2026	380,000	410,110
Johnson & Johnson, Sr. Unscd. Notes	3.50	1/15/2048	50,000	62,825
Johnson & Johnson, Sr. Unscd. Notes	3.75	3/3/2047	350,000	447,489
Kaiser Foundation Hospitals, Gtd. Notes	3.15	5/1/2027	500,000	549,927
Kaiser Foundation Hospitals, Gtd. Notes	3.50	4/1/2022	400,000	413,931
Laboratory of America Holdings, Sr. Unscd. Notes	4.00	11/1/2023	400,000	428,590
Medtronic, Gtd. Notes	3.50	3/15/2025	550,000	614,522
Memorial Sloan-Kettering Cancer Center, Sr. Unscd. Notes, Ser. 2015	4.20	7/1/2055	200,000	252,188
Merck & Co., Sr. Unscd. Notes	2.75	2/10/2025	500,000	543,539
Merck & Co., Sr. Unscd. Notes	3.90	3/7/2039	55,000	67,760
Merck & Co., Sr. Unscd. Notes	4.00	3/7/2049	80,000	105,249
Mount Sinai Hospitals Group, Scd. Bonds, Ser. 2019	3.74	7/1/2049	300,000	310,280
Mylan, Gtd. Notes	3.15	6/15/2021	200,000	201,243
Mylan, Gtd. Notes	5.40	11/29/2043	300,000	334,525
Northwell Healthcare, Scd. Notes	3.98	11/1/2046	250,000	247,299
Novartis Capital, Gtd. Notes	2.20	8/14/2030	390,000	413,129
Novartis Capital, Gtd. Notes	2.75	8/14/2050	60,000	64,857
Novartis Capital, Gtd. Notes	4.40	5/6/2044	340,000	455,906
Perrigo Finance Unlimited, Gtd. Notes	4.38	3/15/2026	200,000	214,006

26

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.0% (continued)
Health Care - 2.9% (continued)
Pfizer, Sr. Unscd. Notes	1.95	6/3/2021	355,000	360,363
Pfizer, Sr. Unscd. Notes	2.75	6/3/2026	470,000	517,971
Pfizer, Sr. Unscd. Notes	3.00	12/15/2026	250,000	280,970
Pfizer, Sr. Unscd. Notes	3.45	3/15/2029	100,000	115,356
Pfizer, Sr. Unscd. Notes	4.00	3/15/2049	65,000	84,106
Pfizer, Sr. Unscd. Notes	4.13	12/15/2046	300,000	383,622
Pfizer, Sr. Unscd. Notes	4.20	9/15/2048	60,000	79,508
Providence St. Joseph Health Obligated Group, Unscd. Notes, Ser. I	3.74	10/1/2047	250,000	260,367
Quest Diagnostics, Sr. Unscd. Notes	3.50	3/30/2025	250,000	269,418
Stryker, Sr. Unscd. Notes	3.50	3/15/2026	250,000	276,942
Stryker, Sr. Unscd. Notes	4.38	5/15/2044	250,000	293,408
Takeda Pharmaceutical, Sr. Unscd. Notes	4.40	11/26/2023	200,000	219,653
Takeda Pharmaceutical, Sr. Unscd. Notes	5.00	11/26/2028	200,000	241,314
Thermo Fisher Scientific, Sr. Unscd. Notes	5.30	2/1/2044	250,000	346,859
Trinity Health, Scd. Bonds	4.13	12/1/2045	200,000	230,550
UnitedHealth Group, Sr. Unscd. Notes	2.88	12/15/2021	350,000	359,989
UnitedHealth Group, Sr. Unscd. Notes	3.75	10/15/2047	70,000	82,132
UnitedHealth Group, Sr. Unscd. Notes	3.75	7/15/2025	330,000	369,283
UnitedHealth Group, Sr. Unscd. Notes	3.88	12/15/2028	100,000	114,798
UnitedHealth Group, Sr. Unscd. Notes	4.25	6/15/2048	80,000	100,038
UnitedHealth Group, Sr. Unscd. Notes	4.45	12/15/2048	60,000	77,119
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/2045	280,000	369,355
UnitedHealth Group, Sr. Unscd. Notes	6.88	2/15/2038	410,000	637,850
Wyeth, Gtd. Notes	6.50	2/1/2034	200,000	297,792
				33,421,264
Industrial - .7%
3M, Sr. Unscd. Notes	2.00	2/14/2025	345,000	359,021
3M, Sr. Unscd. Notes	2.25	9/19/2026	500,000	523,715
3M, Sr. Unscd. Notes	2.38	8/26/2029	390,000	405,652
3M, Sr. Unscd. Notes	3.38	3/1/2029	300,000	333,406
Caterpillar, Sr. Unscd. Bonds	6.05	8/15/2036	237,000	330,795
Caterpillar, Sr. Unscd. Notes	2.60	6/26/2022	600,000	619,083

27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
Industrial - .7% (continued)
Caterpillar, Sr. Unscd. Notes	3.25	4/9/2050	300,000		327,184
Caterpillar, Sr. Unscd. Notes	4.30	5/15/2044	200,000		250,762
Caterpillar Financial Services, Sr. Unscd. Notes	2.95	2/26/2022	300,000		309,939
Eaton, Gtd. Notes	4.15	11/2/2042	200,000		232,320
General Electric, Sr. Unscd. Notes	3.63	5/1/2030	395,000		397,056
General Electric, Sr. Unscd. Notes	4.25	5/1/2040	300,000		299,988
General Electric, Sr. Unscd. Notes	4.35	5/1/2050	410,000		412,521
General Electric, Sr. Unscd. Notes	6.75	3/15/2032	500,000		619,905
Illinois Tool Works, Sr. Unscd. Notes	3.90	9/1/2042	470,000		560,318
John Deere Capital, Sr. Unscd. Notes	2.05	1/9/2025	200,000	[a]	207,559
John Deere Capital, Sr. Unscd. Notes	2.80	3/6/2023	500,000		524,104
John Deere Capital, Sr. Unscd. Notes	3.15	10/15/2021	300,000		310,314
Parker-Hannifin, Sr. Unscd. Notes	4.00	6/14/2049	40,000		44,597
Stanley Black & Decker, Gtd. Notes	3.40	12/1/2021	400,000		409,703
Stanley Black & Decker, Sr. Unscd. Notes	2.30	3/15/2030	300,000		303,656
Textron, Sr. Unscd. Notes	4.00	3/15/2026	500,000		503,923
Xylem, Sr. Unscd. Notes	4.38	11/1/2046	250,000		264,168
Xylem, Sr. Unscd. Notes	4.88	10/1/2021	21,000		22,089
				8,571,778
Information Technology - .7%
Adobe, Sr. Unscd. Notes	3.25	2/1/2025	250,000		275,005
Autodesk, Sr. Unscd. Notes	4.38	6/15/2025	250,000		271,852
Broadridge Financial Solutions, Sr. Unscd. Notes	2.90	12/1/2029	150,000		154,776
Fidelity National Information Services, Sr. Unscd. Bonds	3.00	8/15/2026	250,000		266,708
Fidelity National Information Services, Sr. Unscd. Notes	3.75	5/21/2029	200,000		224,630
Fiserv, Sr. Unscd. Notes	2.75	7/1/2024	190,000		200,138
Fiserv, Sr. Unscd. Notes	3.50	7/1/2029	190,000		208,683
Fiserv, Sr. Unscd. Notes	4.40	7/1/2049	100,000		122,439
Microsoft, Sr. Unscd. Notes	1.55	8/8/2021	575,000		583,219
Microsoft, Sr. Unscd. Notes	3.75	2/12/2045	1,000,000		1,225,267
Microsoft, Sr. Unscd. Notes	4.45	11/3/2045	411,000		556,917
Microsoft, Sr. Unscd. Notes	4.50	2/6/2057	160,000		230,223
Microsoft, Sr. Unscd. Notes	4.75	11/3/2055	135,000		199,180
Oracle, Sr. Unscd. Notes	2.95	4/1/2030	700,000		766,873
Oracle, Sr. Unscd. Notes	3.25	11/15/2027	250,000		274,581
Oracle, Sr. Unscd. Notes	3.40	7/8/2024	500,000		542,305
Oracle, Sr. Unscd. Notes	3.85	7/15/2036	900,000		1,038,248
Oracle, Sr. Unscd. Notes	4.00	11/15/2047	160,000		190,826

28

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.0% (continued)
Information Technology - .7% (continued)
Oracle, Sr. Unscd. Notes	4.38	5/15/2055	280,000	354,833
				7,686,703
Insurance - .9%
Aflac, Sr. Unscd. Notes	3.63	6/15/2023	300,000	322,106
American International Group, Sr. Unscd. Notes	3.88	1/15/2035	500,000	534,249
American International Group, Sr. Unscd. Notes	4.20	4/1/2028	90,000	97,927
American International Group, Sr. Unscd. Notes	4.75	4/1/2048	60,000	69,496
American International Group, Sr. Unscd. Notes	4.88	6/1/2022	400,000	426,937
Aon, Gtd. Notes	3.75	5/2/2029	250,000	274,003
Aon, Gtd. Notes	4.60	6/14/2044	500,000	600,521
AXA, Sub. Bonds	8.60	12/15/2030	165,000	229,454
Berkshire Hathaway, Sr. Unscd. Notes	3.13	3/15/2026	500,000	552,246
Berkshire Hathaway Finance, Gtd. Notes	4.20	8/15/2048	135,000	170,334
Chubb INA Holdings, Gtd. Notes	3.35	5/15/2024	250,000	271,505
Equitable Holdings, Sr. Unscd. Notes	4.35	4/20/2028	90,000	94,179
First American Financial, Sr. Unscd. Notes	4.60	11/15/2024	500,000	532,408
Lincoln National, Sr. Unscd. Notes	3.63	12/12/2026	500,000	549,154
Loews, Sr. Unscd. Notes	2.63	5/15/2023	250,000	256,197
Marsh & McLennan, Sr. Unscd. Notes	4.38	3/15/2029	70,000	81,920
Marsh & McLennan, Sr. Unscd. Notes	4.90	3/15/2049	65,000	88,291
Marsh & McLennan, Sr. Unscd. Notes	5.88	8/1/2033	275,000	368,273
MetLife, Sr. Unscd. Notes	3.60	4/10/2024	250,000	273,149
MetLife, Sr. Unscd. Notes	4.05	3/1/2045	200,000	235,071
MetLife, Sr. Unscd. Notes	6.38	6/15/2034	150,000	214,712
Prudential Financial, Jr. Sub. Notes	5.20	3/15/2044	300,000	296,118
Prudential Financial, Sr. Unscd. Notes	3.70	3/13/2051	75,000	79,866
Prudential Financial, Sr. Unscd. Notes	4.60	5/15/2044	400,000	471,052
Reinsurance Group of America, Sr. Unscd. Notes	3.90	5/15/2029	250,000	262,952
Reinsurance Group of America, Sr. Unscd. Notes	4.70	9/15/2023	350,000	369,220
The Allstate, Sub. Debs., Ser. B	5.75	8/15/2053	300,000	306,387
The Chubb, Gtd. Notes	6.00	5/11/2037	200,000	290,821
The Progressive Corp., Sr. Unscd. Notes	4.13	4/15/2047	70,000	89,067

29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.0% (continued)
Insurance - .9% (continued)
The Progressive Corp., Sr. Unscd. Notes	4.35	4/25/2044	250,000	324,946
The Progressive Corp., Sr. Unscd. Notes	6.63	3/1/2029	100,000	136,406
The Travelers Companies, Sr. Unscd. Notes	4.05	3/7/2048	300,000	375,652
Trinity Acquisition, Gtd. Notes	3.50	9/15/2021	500,000	509,549
				9,754,168
Internet Software & Services - .3%
Alibaba Group Holding, Sr. Unscd. Notes	3.13	11/28/2021	290,000	295,468
Alibaba Group Holding, Sr. Unscd. Notes	3.60	11/28/2024	300,000	324,239
Alibaba Group Holding, Sr. Unscd. Notes	4.00	12/6/2037	400,000	458,069
Alphabet, Sr. Unscd. Notes	2.00	8/15/2026	300,000	319,340
Alphabet, Sr. Unscd. Notes	3.63	5/19/2021	300,000	309,407
Amazon.com, Sr. Unscd. Notes	2.40	2/22/2023	210,000	220,157
Amazon.com, Sr. Unscd. Notes	3.15	8/22/2027	650,000	730,233
Amazon.com, Sr. Unscd. Notes	3.88	8/22/2037	195,000	237,661
Baidu, Sr. Unscd. Notes	4.38	5/14/2024	200,000	213,654
Baidu, Sr. Unscd. Notes	4.88	11/14/2028	200,000	229,329
eBay, Sr. Unscd. Notes	4.00	7/15/2042	200,000	200,981
TD Ameritrade Holding, Sr. Unscd. Notes	2.95	4/1/2022	200,000	205,503
				3,744,041
Media - 1.0%
Charter Communications Operating, Sr. Scd. Notes	4.80	3/1/2050	300,000	340,169
Charter Communications Operating, Sr. Scd. Notes	4.91	7/23/2025	510,000	575,548
Charter Communications Operating, Sr. Scd. Notes	5.75	4/1/2048	100,000	125,525
Charter Communications Operating, Sr. Scd. Notes	6.48	10/23/2045	500,000	653,823
Comcast, Gtd. Bonds	4.00	8/15/2047	60,000	71,432
Comcast, Gtd. Bonds	4.75	3/1/2044	500,000	650,715
Comcast, Gtd. Notes	2.75	3/1/2023	100,000	105,163
Comcast, Gtd. Notes	2.85	1/15/2023	300,000	315,982
Comcast, Gtd. Notes	3.38	8/15/2025	730,000	800,393
Comcast, Gtd. Notes	3.70	4/15/2024	345,000	377,742
Comcast, Gtd. Notes	3.90	3/1/2038	75,000	87,918
Comcast, Gtd. Notes	4.00	3/1/2048	60,000	71,959
Comcast, Gtd. Notes	4.25	1/15/2033	500,000	605,906
Comcast, Gtd. Notes	4.60	10/15/2038	200,000	252,081

30

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.0% (continued)
Media - 1.0% (continued)
Comcast, Gtd. Notes	4.70	10/15/2048	405,000	532,112
Comcast, Gtd. Notes	6.45	3/15/2037	300,000	435,949
Comcast Cable Communications Holdings, Gtd. Notes	9.46	11/15/2022	304,000	368,084
Discovery Communications, Gtd. Notes	3.95	3/20/2028	350,000	367,502
Discovery Communications, Gtd. Notes	5.20	9/20/2047	300,000	[a] 340,871
Fox, Sr. Unscd. Notes	4.03	1/25/2024	83,000	89,695
Fox, Sr. Unscd. Notes	5.48	1/25/2039	315,000	401,388
Fox, Sr. Unscd. Notes	5.58	1/25/2049	335,000	457,206
Grupo Televisa, Sr. Unscd. Notes	5.00	5/13/2045	200,000	198,134
The Walt Disney Company, Gtd. Notes	1.75	8/30/2024	150,000	152,589
The Walt Disney Company, Gtd. Notes	2.00	9/1/2029	225,000	224,737
The Walt Disney Company, Gtd. Notes	2.75	9/1/2049	225,000	217,101
The Walt Disney Company, Gtd. Notes	4.75	11/15/2046	110,000	142,467
The Walt Disney Company, Gtd. Notes	6.20	12/15/2034	250,000	355,603
Time Warner Cable, Sr. Scd. Debs.	4.50	9/15/2042	250,000	265,490
Time Warner Cable, Sr. Scd. Debs.	6.55	5/1/2037	350,000	434,059
TWDC Enterprises 18, Gtd. Notes	3.00	2/13/2026	500,000	540,867
ViacomCBS, Gtd. Debs.	7.88	7/30/2030	150,000	198,224
ViacomCBS, Sr. Unscd. Notes	4.90	8/15/2044	240,000	247,030
				11,003,464
Metals & Mining - .3%
Barrick PD Australia Finance, Gtd. Notes	5.95	10/15/2039	400,000	543,851
BHP Billiton Finance USA, Gtd. Notes	4.13	2/24/2042	200,000	246,767
Newmont, Gtd. Notes	3.63	6/9/2021	500,000	506,765
Newmont, Gtd. Notes	6.25	10/1/2039	126,000	178,239
Nucor, Sr. Unscd. Notes	6.40	12/1/2037	200,000	275,914
Rio Tinto Alcan, Sr. Unscd. Debs.	7.25	3/15/2031	350,000	501,791
Southern Copper, Sr. Unscd. Notes	5.25	11/8/2042	500,000	528,128
Steel Dynamics, Gtd. Notes	4.13	9/15/2025	200,000	200,205
Vale Overseas, Gtd. Notes	6.88	11/21/2036	550,000	644,110
				3,625,770
Municipal Securities - .6%
American Municipal Power, Revenue Bonds (Build America Bond) Ser. B	8.08	2/15/2050	100,000	169,165

31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.0% (continued)
Municipal Securities - .6% (continued)
Bay Area Toll Authority, Revenue Bonds (Build America Bond) Ser. F2	6.26	4/1/2049	300,000	488,709
California, GO	3.50	4/1/2028	100,000	111,335
California, GO	7.50	4/1/2034	500,000	786,430
California, GO (Build America Bond)	7.55	4/1/2039	300,000	504,342
Connecticut, GO, Ser. A	5.85	3/15/2032	200,000	254,056
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Plant Vogtle Units 3 & 4 Project J Bonds) (Build America Bond)	6.64	4/1/2057	344,000	458,951
Illinois, GO	5.10	6/1/2033	730,000	658,518
Los Angeles Unified School District, GO (Build America Bond)	5.75	7/1/2034	350,000	465,069
Metropolitan Transportation Authority, Revenue Bonds (Build America Bond)	7.34	11/15/2039	300,000	439,587
New Jersey Economic Development Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A	7.43	2/15/2029	250,000	296,140
New Jersey Turnpike Authority, Revenue Bonds (Build America Bond) Ser. F	7.41	1/1/2040	400,000	629,656
New York City Water & Sewer System, Revenue Bonds (Build America Bond)	5.95	6/15/2042	345,000	522,792
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 192	4.81	10/15/2065	300,000	375,195
San Diego County Water Authority, Revenue Bonds (Build America Bond) Ser. B	6.14	5/1/2049	300,000	434,535
The Ohio State University, Revenue Bonds, Ser. A	3.80	12/1/2046	250,000	301,668
				6,896,148
Real Estate - .9%
Alexandria Real Estate Equities, Gtd. Notes	3.95	1/15/2028	300,000	321,603
Alexandria Real Estate Equities, Gtd. Notes	4.00	1/15/2024	300,000	322,568
Alexandria Real Estate Equities, Gtd. Notes	4.85	4/15/2049	300,000	374,905
American Tower, Sr. Unscd. Notes	3.80	8/15/2029	90,000	100,780
AvalonBay Communities, Sr. Unscd. Notes	4.20	12/15/2023	400,000	426,378
Boston Properties, Sr. Unscd. Notes	4.50	12/1/2028	100,000	113,349

32

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.0% (continued)
Real Estate - .9% (continued)
Brixmor Operating Partnership, Sr. Unscd. Notes	3.90	3/15/2027	300,000	299,119
Crown Castle International, Sr. Unscd. Notes	3.20	9/1/2024	270,000	286,902
Crown Castle International, Sr. Unscd. Notes	3.70	6/15/2026	430,000	468,341
Duke Realty, Gtd. Notes	3.75	12/1/2024	400,000	418,284
Essex Portfolio, Gtd. Notes	2.65	3/15/2032	400,000	387,010
Essex Portfolio, Gtd. Notes	4.00	3/1/2029	200,000	218,223
Federal Realty Investment Trust, Sr. Unscd. Notes	4.50	12/1/2044	200,000	221,560
Healthpeak Properties, Sr. Unscd. Notes	4.25	11/15/2023	400,000	416,257
Healthpeak Properties, Sr. Unscd. Notes	6.75	2/1/2041	300,000	399,498
Kimco Realty, Sr. Unscd. Notes	3.13	6/1/2023	250,000	251,259
Kimco Realty, Sr. Unscd. Notes	3.20	5/1/2021	250,000	251,128
Mid-America Apartments, Sr. Unscd. Notes	4.30	10/15/2023	400,000	416,564
National Retail Properties, Sr. Unscd. Notes	3.90	6/15/2024	500,000	510,432
Prologis, Sr. Unscd. Notes	2.25	4/15/2030	370,000	371,639
Prologis, Sr. Unscd. Notes	3.00	4/15/2050	35,000	35,691
Realty Income, Sr. Unscd. Notes	3.88	7/15/2024	500,000	528,623
Simon Property Group, Sr. Unscd. Notes	2.50	7/15/2021	750,000	748,711
Simon Property Group, Sr. Unscd. Notes	3.25	9/13/2049	65,000	53,540
Simon Property Group, Sr. Unscd. Notes	6.75	2/1/2040	150,000	193,087
Ventas Realty, Gtd. Notes	4.00	3/1/2028	300,000	299,035
Ventas Realty, Gtd. Notes	4.88	4/15/2049	200,000	193,244
Vereit Operating Partnership, Gtd. Notes	3.95	8/15/2027	500,000	472,104
Welltower, Sr. Unscd. Notes	4.13	3/15/2029	200,000	206,326
Weyerhaeuser, Sr. Unscd. Debs.	7.38	3/15/2032	500,000	665,351
				9,971,511
Retailing - .8%
Autozone, Sr. Unscd. Notes	3.13	4/21/2026	500,000	521,083
Costco Wholesale, Sr. Unscd. Notes	1.60	4/20/2030	200,000	198,069
Costco Wholesale, Sr. Unscd. Notes	2.25	2/15/2022	500,000	515,988
Costco Wholesale, Sr. Unscd. Notes	3.00	5/18/2027	100,000	110,696
Dollar Tree, Sr. Unscd. Notes	4.20	5/15/2028	95,000	102,140
Lowe's, Sr. Unscd. Notes	3.13	9/15/2024	250,000	266,577
Lowe's, Sr. Unscd. Notes	3.65	4/5/2029	80,000	87,883

33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
Retailing - .8% (continued)
Lowe's, Sr. Unscd. Notes	4.05	5/3/2047	120,000		134,974
Lowe's, Sr. Unscd. Notes	4.38	9/15/2045	250,000		291,721
Lowe's, Sr. Unscd. Notes	4.55	4/5/2049	80,000		97,208
McDonald's, Sr. Unscd. Notes	3.63	9/1/2049	50,000		55,358
McDonald's, Sr. Unscd. Notes	4.88	12/9/2045	465,000		586,631
Starbucks, Sr. Unscd. Notes	4.30	6/15/2045	100,000		113,506
Starbucks, Sr. Unscd. Notes	4.45	8/15/2049	250,000		296,123
Target, Sr. Unscd. Notes	2.50	4/15/2026	400,000		433,982
Target, Sr. Unscd. Notes	3.90	11/15/2047	50,000		63,138
The Home Depot, Sr. Unscd. Notes	3.35	4/15/2050	500,000		552,861
The Home Depot, Sr. Unscd. Notes	4.88	2/15/2044	500,000		664,509
The Home Depot, Sr. Unscd. Notes	5.88	12/16/2036	300,000		431,814
The TJX Companies, Sr. Unscd. Notes	3.50	4/15/2025	300,000		323,953
Walgreens Boots Alliance, Sr. Unscd. Notes	3.30	11/18/2021	400,000		408,475
Walgreens Boots Alliance, Sr. Unscd. Notes	4.50	11/18/2034	400,000		441,063
Walmart, Sr. Unscd. Notes	2.35	12/15/2022	300,000		313,290
Walmart, Sr. Unscd. Notes	2.95	9/24/2049	200,000		224,394
Walmart, Sr. Unscd. Notes	3.25	7/8/2029	90,000	[a]	102,736
Walmart, Sr. Unscd. Notes	3.40	6/26/2023	265,000		286,734
Walmart, Sr. Unscd. Notes	3.63	12/15/2047	500,000		614,837
Walmart, Sr. Unscd. Notes	3.95	6/28/2038	90,000		111,789
Walmart, Sr. Unscd. Notes	4.05	6/29/2048	180,000		235,132
				8,586,664
Semiconductors & Semiconductor Equipment - .6%
Applied Materials, Sr. Unscd. Notes	3.90	10/1/2025	500,000		562,908
Broadcom, Gtd. Notes	3.63	10/15/2024	245,000	[b]	258,674
Broadcom, Gtd. Notes	4.75	4/15/2029	210,000	[b]	232,076
Broadcom, Gtd. Notes	5.00	4/15/2030	400,000	[b]	448,793
Broadcom Cayman Finance, Gtd. Notes	3.00	1/15/2022	760,000		774,761
Broadcom Cayman Finance, Gtd. Notes	3.50	1/15/2028	110,000		111,665
Broadcom Cayman Finance, Gtd. Notes	3.88	1/15/2027	300,000		311,775
Intel, Sr. Unscd. Notes	3.15	5/11/2027	110,000		121,389
Intel, Sr. Unscd. Notes	3.25	11/15/2049	150,000		167,150
Intel, Sr. Unscd. Notes	3.30	10/1/2021	850,000		882,831
Intel, Sr. Unscd. Notes	3.73	12/8/2047	120,000		144,298
Intel, Sr. Unscd. Notes	3.90	3/25/2030	300,000		356,658
Intel, Sr. Unscd. Notes	4.10	5/11/2047	80,000		101,371
Intel, Sr. Unscd. Notes	4.75	3/25/2050	300,000		417,067

34

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
Semiconductors & Semiconductor Equipment - .6% (continued)
Nvidia, Sr. Unscd. Notes	2.20	9/16/2021	250,000		254,878
NXP, Gtd. Notes	4.88	3/1/2024	200,000	[b]	217,335
NXP, Gtd. Notes	5.35	3/1/2026	100,000	[b]	113,230
NXP, Gtd. Notes	5.55	12/1/2028	100,000	[b]	115,727
Qualcomm, Sr. Unscd. Notes	4.30	5/20/2047	120,000		148,176
Qualcomm, Sr. Unscd. Notes	4.65	5/20/2035	140,000		178,668
Texas Instruments, Sr. Unscd. Notes	1.75	5/4/2030	400,000		399,695
Texas Instruments, Sr. Unscd. Notes	4.15	5/15/2048	80,000		102,213
				6,421,338
Supranational Bank - 1.6%
African Development Bank, Sr. Unscd. Notes	2.38	9/23/2021	500,000		513,549
African Development Bank, Sr. Unscd. Notes	3.00	9/20/2023	300,000		324,836
Asian Development Bank, Sr. Unscd. Bonds	0.63	4/29/2025	220,000		219,603
Asian Development Bank, Sr. Unscd. Notes	1.75	6/8/2021	500,000	[a]	506,421
Asian Development Bank, Sr. Unscd. Notes	1.88	7/19/2022	170,000		175,690
Asian Development Bank, Sr. Unscd. Notes	1.88	1/24/2030	100,000		109,174
Asian Development Bank, Sr. Unscd. Notes	2.00	1/22/2025	1,000,000		1,067,388
Asian Development Bank, Sr. Unscd. Notes	2.75	1/19/2028	90,000		103,176
Asian Development Bank, Sr. Unscd. Notes	2.75	3/17/2023	500,000		532,910
Corp. Andina de Fomento, Sr. Unscd. Notes	3.25	2/11/2022	500,000		517,355
European Investment Bank, Sr. Unscd. Bonds	1.63	3/14/2025	200,000		210,000
European Investment Bank, Sr. Unscd. Bonds	1.63	10/9/2029	300,000		320,485
European Investment Bank, Sr. Unscd. Bonds	2.25	6/24/2024	160,000		171,754
European Investment Bank, Sr. Unscd. Notes	1.88	2/10/2025	1,000,000	[a]	1,062,757
European Investment Bank, Sr. Unscd. Notes	2.38	5/24/2027	500,000		555,007
European Investment Bank, Sr. Unscd. Notes	2.50	3/15/2023	305,000	[a]	323,332
European Investment Bank, Sr. Unscd. Notes	2.63	5/20/2022	500,000		523,480

35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.0% (continued)
Supranational Bank - 1.6% (continued)
European Investment Bank, Sr. Unscd. Notes	2.88	12/15/2021	300,000	312,249
Export Development Canada, Gov't Gtd. Bonds	2.63	2/21/2024	300,000	324,573
Export-Import Bank of Korea, Sr. Unscd. Bonds	4.00	1/14/2024	500,000	543,442
Export-Import Bank of Korea, Sr. Unscd. Notes	1.88	10/21/2021	500,000	504,937
Inter-American Development Bank, Sr. Unscd. Bonds	2.13	1/15/2025	1,000,000	1,072,514
Inter-American Development Bank, Sr. Unscd. Notes	1.75	3/14/2025	150,000	158,497
Inter-American Development Bank, Sr. Unscd. Notes	1.88	7/23/2021	50,000	50,921
Inter-American Development Bank, Sr. Unscd. Notes	2.00	7/23/2026	80,000	86,220
Inter-American Development Bank, Sr. Unscd. Notes	2.13	1/18/2022	370,000	380,649
Inter-American Development Bank, Sr. Unscd. Notes	2.50	1/18/2023	225,000	237,564
Inter-American Development Bank, Sr. Unscd. Notes	3.13	9/18/2028	300,000	353,038
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	0.63	4/22/2025	390,000	389,423
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	2.50	7/29/2025	1,000,000	1,097,923
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	7.63	1/19/2023	300,000	357,988
International Bank for Reconstruction & Development, Sr. Unscd. Notes	1.38	9/20/2021	430,000	435,736
International Bank for Reconstruction & Development, Sr. Unscd. Notes	1.63	1/15/2025	300,000	314,993
International Bank for Reconstruction & Development, Sr. Unscd. Notes	1.75	4/19/2023	500,000	517,806
International Bank for Reconstruction & Development, Sr. Unscd. Notes	2.00	1/26/2022	620,000	637,680
International Bank for Reconstruction & Development, Sr. Unscd. Notes	2.75	7/23/2021	1,000,000	1,028,145

36

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
Supranational Bank - 1.6% (continued)
International Finance, Sr. Unscd. Notes	1.13	7/20/2021	300,000		302,705
Japan Bank for International Cooperation, Gov't Gtd. Bonds	1.88	7/21/2026	500,000		526,258
Japan Bank for International Cooperation, Gov't Gtd. Notes	2.75	1/21/2026	750,000		826,627
Japan Bank for International Cooperation, Gov't. Gtd. Notes	1.75	1/23/2023	200,000	[a]	205,063
Japan Bank for International Cooperation, Gov't. Gtd. Notes	2.00	10/17/2029	300,000	[a]	321,842
				18,223,710
Technology Hardware & Equipment - .6%
Apple, Sr. Unscd. Notes	1.80	9/11/2024	135,000		139,790
Apple, Sr. Unscd. Notes	2.20	9/11/2029	120,000		127,640
Apple, Sr. Unscd. Notes	2.40	1/13/2023	160,000		167,553
Apple, Sr. Unscd. Notes	2.50	2/9/2022	300,000		310,612
Apple, Sr. Unscd. Notes	2.95	9/11/2049	75,000		80,428
Apple, Sr. Unscd. Notes	3.20	5/11/2027	200,000		223,095
Apple, Sr. Unscd. Notes	3.35	2/9/2027	500,000		560,821
Apple, Sr. Unscd. Notes	3.45	5/6/2024	500,000		551,024
Apple, Sr. Unscd. Notes	3.75	11/13/2047	90,000		109,255
Apple, Sr. Unscd. Notes	4.25	2/9/2047	300,000		393,053
Apple, Sr. Unscd. Notes	4.45	5/6/2044	500,000		658,423
Dell International, Sr. Scd. Notes	6.02	6/15/2026	200,000	[b]	216,768
Dell International, Sr. Scd. Notes	8.35	7/15/2046	260,000	[b]	325,158
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.90	10/15/2025	500,000		544,006
HP, Sr. Unscd. Notes	6.00	9/15/2041	200,000		222,998
International Business Machines, Sr. Unscd. Notes	3.00	5/15/2024	320,000		343,122
International Business Machines, Sr. Unscd. Notes	3.30	5/15/2026	250,000		276,355
International Business Machines, Sr. Unscd. Notes	3.50	5/15/2029	220,000		248,300
International Business Machines, Sr. Unscd. Notes	4.15	5/15/2039	105,000		124,984
International Business Machines, Sr. Unscd. Notes	4.25	5/15/2049	160,000		196,229
International Business Machines, Sr. Unscd. Notes	5.60	11/30/2039	300,000		422,741
Seagate HDD, Gtd. Bonds	4.75	6/1/2023	400,000		417,656
				6,660,011
Telecommunication Services - 1.3%
America Movil, Gtd. Notes	6.38	3/1/2035	100,000		140,745
America Movil, Sr. Unscd. Notes	4.38	4/22/2049	200,000		232,164

37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
Telecommunication Services - 1.3% (continued)
AT&T, Sr. Unscd. Notes	4.30	2/15/2030	507,000		572,454
AT&T, Sr. Unscd. Notes	4.35	3/1/2029	160,000		180,082
AT&T, Sr. Unscd. Notes	4.50	5/15/2035	500,000		560,478
AT&T, Sr. Unscd. Notes	4.50	3/9/2048	341,000		388,122
AT&T, Sr. Unscd. Notes	4.55	3/9/2049	400,000		459,516
AT&T, Sr. Unscd. Notes	4.85	7/15/2045	300,000		346,834
AT&T, Sr. Unscd. Notes	4.85	3/1/2039	110,000		127,319
AT&T, Sr. Unscd. Notes	5.35	9/1/2040	75,000		90,835
AT&T, Sr. Unscd. Notes	5.70	3/1/2057	360,000		470,663
AT&T, Sr. Unscd. Notes	6.00	8/15/2040	400,000		526,207
British Telecommunications, Sr. Unscd. Notes	9.63	12/15/2030	175,000		268,827
Cisco Systems, Sr. Unscd. Notes	2.95	2/28/2026	500,000		551,867
Cisco Systems, Sr. Unscd. Notes	5.50	1/15/2040	250,000		360,718
Corning, Sr. Unscd. Notes	3.90	11/15/2049	300,000		317,959
Corning, Sr. Unscd. Notes	4.38	11/15/2057	50,000		54,402
Deutsche Telekom International Finance, Gtd. Bonds	8.75	6/15/2030	300,000		443,674
Juniper Networks, Sr. Unscd. Notes	4.35	6/15/2025	200,000	[a]	210,064
Orange, Sr. Unscd. Notes	9.00	3/1/2031	300,000		476,371
Rogers Communications, Gtd. Notes	7.50	8/15/2038	125,000		187,745
Telefonica Emisiones, Gtd. Notes	5.21	3/8/2047	300,000		360,109
Telefonica Emisiones, Gtd. Notes	7.05	6/20/2036	250,000		352,307
T-Mobile USA, Sr. Scd. Notes	3.50	4/15/2025	310,000	[b]	326,972
T-Mobile USA, Sr. Scd. Notes	3.88	4/15/2030	695,000	[b]	763,701
T-Mobile USA, Sr. Scd. Notes	4.38	4/15/2040	345,000	[b]	391,423
T-Mobile USA, Sr. Scd. Notes	4.50	4/15/2050	250,000	[b]	292,538
Verizon Communications, Sr. Unscd. Notes	3.38	2/15/2025	387,000		424,829
Verizon Communications, Sr. Unscd. Notes	4.02	12/3/2029	977,000		1,142,286
Verizon Communications, Sr. Unscd. Notes	4.33	9/21/2028	250,000		296,295
Verizon Communications, Sr. Unscd. Notes	4.50	8/10/2033	220,000		272,706
Verizon Communications, Sr. Unscd. Notes	4.86	8/21/2046	400,000		541,413
Verizon Communications, Sr. Unscd. Notes	5.01	4/15/2049	330,000		463,098
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/2023	1,000,000		1,139,690
Verizon Communications, Sr. Unscd. Notes	5.25	3/16/2037	365,000		486,258
Vodafone Group, Sr. Unscd. Notes	4.25	9/17/2050	75,000		82,995

38

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.0% (continued)
Telecommunication Services - 1.3% (continued)
Vodafone Group, Sr. Unscd. Notes	4.38	5/30/2028	225,000	258,285
Vodafone Group, Sr. Unscd. Notes	5.00	5/30/2038	60,000	71,678
Vodafone Group, Sr. Unscd. Notes	5.13	6/19/2059	110,000	137,861
Vodafone Group, Sr. Unscd. Notes	5.25	5/30/2048	180,000	225,964
Vodafone Group, Sr. Unscd. Notes	7.88	2/15/2030	125,000	176,549
				15,174,003
Transportation - .5%
Burlington Northern Santa Fe, Sr. Unscd. Debs.	3.05	3/15/2022	200,000	207,902
Burlington Northern Santa Fe, Sr. Unscd. Debs.	4.55	9/1/2044	300,000	373,761
Burlington Northern Santa Fe, Sr. Unscd. Debs.	6.15	5/1/2037	300,000	415,290
Burlington Northern Santa Fe, Sr. Unscd. Debs.	7.00	12/15/2025	100,000	132,082
Canadian Pacific Railway, Sr. Unscd. Notes	6.13	9/15/2115	220,000	333,152
CSX, Sr. Unscd. Notes	3.70	11/1/2023	500,000	536,882
CSX, Sr. Unscd. Notes	3.80	3/1/2028	200,000	223,464
CSX, Sr. Unscd. Notes	4.30	3/1/2048	50,000	61,173
CSX, Sr. Unscd. Notes	4.50	8/1/2054	250,000	308,320
CSX, Sr. Unscd. Notes	4.75	11/15/2048	100,000	130,419
FedEx, Gtd. Notes	4.00	1/15/2024	250,000	269,484
FedEx, Gtd. Notes	4.75	11/15/2045	400,000	439,797
Kansas City Southern, Gtd. Notes	4.95	8/15/2045	300,000	365,120
Norfolk Southern, Sr. Unscd. Bonds	4.84	10/1/2041	350,000	443,891
Norfolk Southern, Sr. Unscd. Notes	3.85	1/15/2024	300,000	323,530
Union Pacific, Sr. Unscd. Notes	2.75	4/15/2023	400,000	417,380
Union Pacific, Sr. Unscd. Notes	3.84	3/20/2060	443,000	[b] 486,880
Union Pacific, Sr. Unscd. Notes	3.95	9/10/2028	105,000	119,432
Union Pacific, Sr. Unscd. Notes	4.30	3/1/2049	55,000	67,099
United Parcel Service, Sr. Unscd. Notes	3.75	11/15/2047	80,000	93,820
				5,748,878
U.S. Government Agencies - 1.2%
Federal Home Loan Bank, Unscd. Bonds	1.88	12/9/2022	1,000,000	1,040,779
Federal Home Loan Bank, Unscd. Bonds	2.63	12/10/2021	1,500,000	1,556,668
Federal Home Loan Bank, Unscd. Bonds	3.38	12/8/2023	500,000	553,315
Federal Home Loan Bank, Unscd. Bonds	5.50	7/15/2036	480,000	753,106
Federal Home Loan Bank, Unscd. Bonds	5.63	6/11/2021	1,200,000	1,269,803

39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
U.S. Government Agencies - 1.2% (continued)
Federal Home Loan Mortgage Corp., Unscd. Notes	1.50	2/12/2025	500,000	[c]	522,715
Federal Home Loan Mortgage Corp., Unscd. Notes	2.05	11/8/2024	200,000	[c]	200,063
Federal Home Loan Mortgage Corp., Unscd. Notes	2.38	1/13/2022	500,000	[c]	518,118
Federal Home Loan Mortgage Corp., Unscd. Notes	6.25	7/15/2032	1,000,000	[c]	1,576,716
Federal National Mortgage Association, Unscd. Notes	1.25	8/17/2021	500,000	[c]	506,570
Federal National Mortgage Association, Unscd. Notes	1.38	10/7/2021	700,000	[c]	711,590
Federal National Mortgage Association, Unscd. Notes	1.63	10/15/2024	500,000	[c]	524,015
Federal National Mortgage Association, Unscd. Notes	6.25	5/15/2029	540,000	[c]	781,362
Federal National Mortgage Association, Unscd. Notes	6.63	11/15/2030	1,000,000	[c]	1,548,945
Tennessee Valley Authority, Sr. Unscd. Bonds	5.25	9/15/2039	700,000		1,064,764
Tennessee Valley Authority, Sr. Unscd. Bonds	6.15	1/15/2038	165,000		271,913
				13,400,442
U.S. Government Agencies Mortgage-Backed - 27.6%
Federal Home Loan Mortgage Corp.:
2.00%, 8/1/2028-3/1/2032			367,087	[c]	379,365
2.50%, 3/1/2028-2/1/2047			4,528,740	[c]	4,747,381
3.00%, 9/1/2021-10/1/2048			19,132,820	[c]	20,362,433
3.50%, 1/1/2021-7/1/2049			16,207,894	[c]	17,380,757
4.00%, 4/1/2024-4/1/2049			12,418,495	[c]	13,480,988
4.33%, 8/1/2034, 1 Year U.S. Treasury Curve Rate T-Note Constant +2.25%			411	[c,d]	420
4.50%, 5/1/2023-2/1/2049			5,185,875	[c]	5,701,852
5.00%, 5/1/2023-3/1/2049			1,856,014	[c]	2,098,384
5.50%, 10/1/2020-9/1/2039			955,311	[c]	1,084,960
6.00%, 6/1/2022-7/1/2039			511,363	[c]	586,054
6.50%, 4/1/2026-9/1/2037			122,306	[c]	140,934
7.00%, 12/1/2024-9/1/2031			17,610	[c]	19,636
7.50%, 6/1/2024-11/1/2033			6,020	[c]	6,458
8.00%, 7/1/2020-10/1/2031			5,235	[c]	6,116
8.50%, 6/1/2030			283	[c]	340
Federal National Mortgage Association:
4.50%			10,650,000	[c,e]	11,236,028
2.00%, 7/1/2028-3/1/2032			696,254	[c]	719,409

40

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
U.S. Government Agencies Mortgage-Backed - 27.6% (continued)
2.50%, 7/1/2027-1/1/2050			8,460,831	[c]	8,859,486
2.50%			3,650,000	[c,e]	3,803,545
3.00%			8,300,000	[c,e]	8,761,802
3.00%, 10/1/2026-1/1/2050			34,616,629	[c]	36,811,818
3.50%, 8/1/2025-11/1/2049			28,795,630	[c]	30,848,473
3.50%			11,375,000	[c,e]	12,022,090
4.00%, 7/1/2024-8/1/2049			20,084,251	[c]	21,739,298
4.00%			6,025,000	[c,e]	6,418,855
4.50%, 4/1/2023-6/1/2049			9,209,905	[c]	10,123,726
4.50%			700,000	[c,e]	755,019
5.00%, 7/1/2022-6/1/2049			2,823,602	[c]	3,201,068
5.50%, 1/1/2032-12/1/2038			1,549,350	[c]	1,759,538
6.00%, 5/1/2024-11/1/2038			948,459	[c]	1,083,799
6.50%, 10/1/2021-12/1/2037			283,888	[c]	323,836
7.00%, 8/1/2023-7/1/2032			25,062	[c]	28,462
7.50%, 4/1/2026-6/1/2031			15,597	[c]	17,314
8.00%, 3/1/2022-8/1/2030			4,311	[c]	4,835
8.50%, 7/1/2030			169	[c]	203
Government National Mortgage Association I:
2.50%, 2/15/2028-9/15/2046			172,575		182,440
3.00%, 9/15/2042-8/15/2045			1,061,781		1,133,821
3.50%, 2/15/2026-8/15/2045			1,076,902		1,156,868
4.00%, 2/15/2041-9/15/2045			1,298,900		1,414,665
4.50%, 3/15/2039-2/15/2041			1,232,501		1,361,912
5.00%, 7/15/2033-4/15/2040			1,836,099		2,056,622
5.50%, 9/15/2020-11/15/2038			665,633		743,724
6.00%, 1/15/2029-12/15/2037			126,429		143,477
6.50%, 2/15/2024-11/15/2033			65,032		73,569
7.00%, 10/15/2027-8/15/2032			37,198		42,809
7.50%, 12/15/2023-11/15/2030			16,396		16,581
8.00%, 8/15/2024-3/15/2032			8,121		9,800
8.25%, 6/15/2027			806		837
8.50%, 10/15/2026			3,266		3,325
9.00%, 2/15/2022-2/15/2023			2,559		2,571
Government National Mortgage Association II:
3.50%			4,850,000	[e]	5,144,861
2.50%, 3/20/2027-4/20/2047			643,812		681,331
2.50%			1,225,000	[e]	1,292,327
3.00%, 11/20/2027-4/20/2048			10,771,062		11,504,202
3.00%			11,225,000	[e]	11,946,384
3.50%			10,613,000	[e]	11,260,559
3.50%, 9/20/2028-4/20/2049			13,362,002		14,422,455

41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
U.S. Government Agencies Mortgage-Backed - 27.6% (continued)
4.00%			1,925,000	[e]	2,048,882
4.00%, 9/20/2043-9/20/2049			10,322,743		11,154,308
4.50%, 7/20/2041-6/20/2049			6,251,862		6,792,307
5.00%, 1/20/2039-6/20/2049			2,185,983		2,409,202
5.50%, 10/20/2031-6/20/2041			394,741		444,997
6.50%, 2/20/2028			322		370
8.50%, 7/20/2025			128		140
				311,960,028
U.S. Treasury Securities - 37.9%
U.S. Treasury Bonds	2.00	2/15/2050	1,975,000	[a]	2,321,088
U.S. Treasury Bonds	2.25	8/15/2049	1,955,000	[a]	2,412,058
U.S. Treasury Bonds	2.25	8/15/2046	3,770,000		4,578,194
U.S. Treasury Bonds	2.38	11/15/2049	1,335,000		1,689,505
U.S. Treasury Bonds	2.50	2/15/2045	3,175,000		4,000,996
U.S. Treasury Bonds	2.50	5/15/2046	3,040,000		3,859,613
U.S. Treasury Bonds	2.50	2/15/2046	2,400,000		3,043,031
U.S. Treasury Bonds	2.75	11/15/2042	1,892,000		2,457,013
U.S. Treasury Bonds	2.75	8/15/2047	1,470,000		1,964,689
U.S. Treasury Bonds	2.75	11/15/2047	1,445,000		1,935,566
U.S. Treasury Bonds	2.88	11/15/2046	2,320,000		3,154,928
U.S. Treasury Bonds	2.88	5/15/2043	2,567,000		3,403,782
U.S. Treasury Bonds	2.88	5/15/2049	3,325,000		4,605,645
U.S. Treasury Bonds	3.00	2/15/2047	1,770,000		2,465,900
U.S. Treasury Bonds	3.00	2/15/2048	2,370,000		3,318,278
U.S. Treasury Bonds	3.00	11/15/2044	1,070,000		1,460,884
U.S. Treasury Bonds	3.00	8/15/2048	2,775,000		3,902,994
U.S. Treasury Bonds	3.00	5/15/2047	2,685,000		3,744,212
U.S. Treasury Bonds	3.00	2/15/2049	1,900,000		2,684,566
U.S. Treasury Bonds	3.13	2/15/2043	130,000		178,836
U.S. Treasury Bonds	3.13	8/15/2044	681,000		946,377
U.S. Treasury Bonds	3.13	5/15/2048	1,475,000		2,114,666
U.S. Treasury Bonds	3.38	11/15/2048	1,800,000		2,704,430
U.S. Treasury Bonds	3.38	5/15/2044	760,000		1,094,252
U.S. Treasury Bonds	3.50	2/15/2039	250,000	[a]	358,164
U.S. Treasury Bonds	3.63	2/15/2044	3,070,000		4,575,020
U.S. Treasury Bonds	3.63	8/15/2043	3,245,000		4,812,107
U.S. Treasury Bonds	3.75	11/15/2043	1,635,000		2,473,385
U.S. Treasury Bonds	3.75	8/15/2041	1,660,000		2,475,734
U.S. Treasury Bonds	3.88	8/15/2040	490,000		736,895
U.S. Treasury Bonds	4.25	5/15/2039	160,000		250,013
U.S. Treasury Bonds	4.38	2/15/2038	928,000		1,454,024
U.S. Treasury Bonds	4.38	11/15/2039	560,000		890,619

42

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
U.S. Treasury Securities - 37.9% (continued)
U.S. Treasury Bonds	4.63	2/15/2040	1,040,000		1,702,350
U.S. Treasury Bonds	4.75	2/15/2041	1,885,000	[a]	3,157,890
U.S. Treasury Bonds	4.75	2/15/2037	1,700,000		2,734,277
U.S. Treasury Bonds	5.25	11/15/2028	213,500		296,790
U.S. Treasury Bonds	5.25	2/15/2029	345,000		483,040
U.S. Treasury Bonds	5.38	2/15/2031	1,130,000		1,689,262
U.S. Treasury Bonds	5.50	8/15/2028	35,000		48,995
U.S. Treasury Bonds	6.00	2/15/2026	415,000		547,687
U.S. Treasury Bonds	6.13	11/15/2027	1,470,000		2,079,993
U.S. Treasury Bonds	6.25	8/15/2023	1,110,000		1,328,878
U.S. Treasury Bonds	7.13	2/15/2023	490,000		584,421
U.S. Treasury Bonds	7.25	8/15/2022	275,000		319,446
U.S. Treasury Bonds	7.63	2/15/2025	700,000		942,949
U.S. Treasury Bonds	8.13	5/15/2021	1,805,000	[a]	1,955,111
U.S. Treasury Notes	0.13	4/30/2022	2,035,000		2,032,543
U.S. Treasury Notes	0.25	4/15/2023	1,940,000		1,940,455
U.S. Treasury Notes	0.38	4/30/2025	2,085,000		2,088,183
U.S. Treasury Notes	0.38	3/31/2022	1,910,000	[a]	1,916,827
U.S. Treasury Notes	0.50	4/30/2027	1,695,000		1,693,020
U.S. Treasury Notes	0.63	3/31/2027	1,525,000	[a]	1,535,187
U.S. Treasury Notes	1.13	2/28/2025	2,105,000	[a]	2,183,937
U.S. Treasury Notes	1.13	2/28/2022	2,075,000	[a]	2,110,299
U.S. Treasury Notes	1.13	7/31/2021	500,000		505,996
U.S. Treasury Notes	1.13	9/30/2021	1,135,000		1,150,385
U.S. Treasury Notes	1.13	8/31/2021	2,000,000		2,025,195
U.S. Treasury Notes	1.25	7/31/2023	870,000	[a]	897,731
U.S. Treasury Notes	1.25	8/31/2024	3,770,000	[a]	3,918,591
U.S. Treasury Notes	1.38	6/30/2023	2,035,000		2,106,781
U.S. Treasury Notes	1.38	10/15/2022	1,500,000		1,542,158
U.S. Treasury Notes	1.38	8/31/2026	1,615,000		1,703,383
U.S. Treasury Notes	1.38	2/15/2023	1,020,000	[a]	1,052,413
U.S. Treasury Notes	1.38	8/31/2023	2,180,000		2,259,537
U.S. Treasury Notes	1.38	9/30/2023	395,000		409,674
U.S. Treasury Notes	1.38	1/31/2022	1,970,000		2,010,362
U.S. Treasury Notes	1.50	10/31/2021	1,750,000		1,784,556
U.S. Treasury Notes	1.50	10/31/2024	2,050,000		2,155,543
U.S. Treasury Notes	1.50	9/30/2021	1,420,000		1,446,653
U.S. Treasury Notes	1.50	8/31/2021	3,675,000		3,740,676
U.S. Treasury Notes	1.50	2/28/2023	895,000		926,849
U.S. Treasury Notes	1.50	9/30/2024	3,570,000		3,751,429
U.S. Treasury Notes	1.50	1/31/2027	425,000		452,575
U.S. Treasury Notes	1.50	1/15/2023	1,870,000		1,933,660
U.S. Treasury Notes	1.50	2/15/2030	5,585,000	[a]	6,039,654

43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
U.S. Treasury Securities - 37.9% (continued)
U.S. Treasury Notes	1.50	8/15/2026	4,640,000		4,928,552
U.S. Treasury Notes	1.50	11/30/2024	2,050,000	[a]	2,158,346
U.S. Treasury Notes	1.50	11/30/2021	500,000		510,400
U.S. Treasury Notes	1.63	10/31/2026	1,000,000		1,071,449
U.S. Treasury Notes	1.63	5/15/2026	4,030,000		4,305,646
U.S. Treasury Notes	1.63	5/31/2023	1,610,000		1,677,356
U.S. Treasury Notes	1.63	8/31/2022	2,375,000		2,452,651
U.S. Treasury Notes	1.63	8/15/2022	315,000		325,207
U.S. Treasury Notes	1.63	11/15/2022	3,335,000		3,452,441
U.S. Treasury Notes	1.63	4/30/2023	1,460,000		1,519,940
U.S. Treasury Notes	1.63	12/15/2022	500,000		518,232
U.S. Treasury Notes	1.63	11/30/2026	1,600,000		1,714,937
U.S. Treasury Notes	1.63	9/30/2026	1,615,000		1,729,753
U.S. Treasury Notes	1.63	12/31/2021	2,500,000		2,559,326
U.S. Treasury Notes	1.63	2/15/2026	1,015,000		1,082,601
U.S. Treasury Notes	1.63	8/15/2029	2,370,000	[a]	2,584,966
U.S. Treasury Notes	1.75	2/28/2022	1,500,000		1,542,715
U.S. Treasury Notes	1.75	6/15/2022	740,000		764,469
U.S. Treasury Notes	1.75	7/31/2021	2,065,000		2,105,655
U.S. Treasury Notes	1.75	1/31/2023	2,970,000		3,092,977
U.S. Treasury Notes	1.75	6/30/2024	2,145,000		2,271,438
U.S. Treasury Notes	1.75	3/31/2022	2,000,000		2,059,453
U.S. Treasury Notes	1.75	5/15/2022	810,000		835,550
U.S. Treasury Notes	1.75	11/15/2029	3,874,000	[a]	4,274,414
U.S. Treasury Notes	1.75	12/31/2026	1,605,000		1,734,717
U.S. Treasury Notes	1.75	9/30/2022	1,200,000		1,244,203
U.S. Treasury Notes	1.75	7/31/2024	760,000		805,452
U.S. Treasury Notes	1.75	5/31/2022	535,000		552,158
U.S. Treasury Notes	1.75	4/30/2022	1,500,000		1,546,641
U.S. Treasury Notes	1.75	5/15/2023	3,920,000		4,097,166
U.S. Treasury Notes	1.75	11/30/2021	1,360,000		1,393,203
U.S. Treasury Notes	1.75	12/31/2024	55,000		58,562
U.S. Treasury Notes	1.88	10/31/2022	1,010,000		1,051,386
U.S. Treasury Notes	1.88	7/31/2026	3,425,000		3,717,195
U.S. Treasury Notes	1.88	3/31/2022	1,980,000		2,043,422
U.S. Treasury Notes	1.88	2/28/2022	600,000		618,375
U.S. Treasury Notes	1.88	1/31/2022	1,560,000		1,605,703
U.S. Treasury Notes	1.88	5/31/2022	1,000,000		1,034,844
U.S. Treasury Notes	1.88	4/30/2022	375,000		387,495
U.S. Treasury Notes	1.88	6/30/2026	2,126,000		2,305,215
U.S. Treasury Notes	1.88	7/31/2022	2,300,000		2,386,160
U.S. Treasury Notes	1.88	11/30/2021	2,800,000		2,874,758
U.S. Treasury Notes	1.88	8/31/2022	1,000,000		1,038,594

44

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
U.S. Treasury Securities - 37.9% (continued)
U.S. Treasury Notes	2.00	12/31/2021	1,875,000		1,930,957
U.S. Treasury Notes	2.00	2/15/2023	2,945,000		3,089,374
U.S. Treasury Notes	2.00	11/15/2026	4,555,000	[a]	4,991,817
U.S. Treasury Notes	2.00	4/30/2024	1,185,000	[a]	1,264,293
U.S. Treasury Notes	2.00	2/15/2022	3,000,000	[a]	3,097,090
U.S. Treasury Notes	2.00	7/31/2022	1,710,000		1,779,001
U.S. Treasury Notes	2.00	5/31/2024	2,135,000	[a]	2,280,280
U.S. Treasury Notes	2.00	11/15/2021	2,430,000		2,497,822
U.S. Treasury Notes	2.00	6/30/2024	905,000		967,431
U.S. Treasury Notes	2.00	10/31/2022	1,340,000		1,399,096
U.S. Treasury Notes	2.00	8/15/2025	4,915,000		5,325,863
U.S. Treasury Notes	2.00	2/15/2025	1,500,000		1,616,777
U.S. Treasury Notes	2.00	11/30/2022	2,030,000		2,122,302
U.S. Treasury Notes	2.00	10/31/2021	2,645,000		2,716,084
U.S. Treasury Notes	2.13	9/30/2024	950,000		1,024,145
U.S. Treasury Notes	2.13	12/31/2022	3,830,000		4,022,398
U.S. Treasury Notes	2.13	2/29/2024	2,050,000		2,191,258
U.S. Treasury Notes	2.13	3/31/2024	1,910,000		2,044,670
U.S. Treasury Notes	2.13	6/30/2022	3,380,000		3,520,745
U.S. Treasury Notes	2.13	12/31/2021	2,265,000		2,337,639
U.S. Treasury Notes	2.13	5/31/2026	1,540,000		1,691,714
U.S. Treasury Notes	2.13	5/15/2022	1,605,000		1,667,727
U.S. Treasury Notes	2.13	9/30/2021	2,100,000		2,157,545
U.S. Treasury Notes	2.13	5/15/2025	2,315,000		2,515,935
U.S. Treasury Notes	2.13	11/30/2024	800,000		864,656
U.S. Treasury Notes	2.13	11/30/2023	2,350,000		2,503,576
U.S. Treasury Notes	2.13	8/15/2021	25,000		25,628
U.S. Treasury Notes	2.13	7/31/2024	1,140,000		1,225,990
U.S. Treasury Notes	2.25	2/15/2027	2,000,000		2,231,102
U.S. Treasury Notes	2.25	11/15/2025	4,235,000		4,655,357
U.S. Treasury Notes	2.25	7/31/2021	1,803,000		1,849,660
U.S. Treasury Notes	2.25	11/15/2027	40,000		45,028
U.S. Treasury Notes	2.25	12/31/2024	160,000		174,063
U.S. Treasury Notes	2.25	4/15/2022	705,000		733,241
U.S. Treasury Notes	2.25	1/31/2024	2,845,000		3,051,707
U.S. Treasury Notes	2.25	4/30/2024	3,695,000		3,978,620
U.S. Treasury Notes	2.25	12/31/2023	1,430,000		1,531,776
U.S. Treasury Notes	2.25	11/15/2024	3,260,000		3,538,755
U.S. Treasury Notes	2.38	3/15/2022	2,035,000	[a]	2,117,791
U.S. Treasury Notes	2.38	8/15/2024	2,385,000		2,591,917
U.S. Treasury Notes	2.38	2/29/2024	4,000,000		4,314,375
U.S. Treasury Notes	2.38	5/15/2029	2,453,000		2,831,682
U.S. Treasury Notes	2.38	1/31/2023	2,055,000		2,175,490

45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
U.S. Treasury Securities - 37.9% (continued)
U.S. Treasury Notes	2.38	5/15/2027	4,030,000	[a]	4,545,714
U.S. Treasury Notes	2.38	4/30/2026	796,200		885,804
U.S. Treasury Notes	2.50	1/31/2025	2,345,000		2,581,973
U.S. Treasury Notes	2.50	2/28/2026	1,345,000		1,502,985
U.S. Treasury Notes	2.50	3/31/2023	2,120,000		2,258,794
U.S. Treasury Notes	2.50	1/15/2022	1,585,000		1,647,131
U.S. Treasury Notes	2.50	5/15/2024	2,590,000		2,816,625
U.S. Treasury Notes	2.50	2/15/2022	2,000,000		2,082,305
U.S. Treasury Notes	2.50	1/31/2024	1,290,000		1,395,518
U.S. Treasury Notes	2.50	8/15/2023	1,440,000		1,545,300
U.S. Treasury Notes	2.63	6/30/2023	2,170,000		2,331,648
U.S. Treasury Notes	2.63	6/15/2021	1,185,000	[a]	1,217,819
U.S. Treasury Notes	2.63	2/28/2023	2,105,000		2,246,430
U.S. Treasury Notes	2.63	1/31/2026	390,000		438,034
U.S. Treasury Notes	2.63	2/15/2029	1,245,000		1,460,006
U.S. Treasury Notes	2.63	7/15/2021	1,325,000		1,364,284
U.S. Treasury Notes	2.63	12/15/2021	2,070,000		2,151,628
U.S. Treasury Notes	2.63	12/31/2023	2,395,000		2,597,452
U.S. Treasury Notes	2.75	8/15/2021	1,050,000		1,084,884
U.S. Treasury Notes	2.75	2/15/2024	2,980,000		3,254,137
U.S. Treasury Notes	2.75	4/30/2023	2,110,000		2,267,426
U.S. Treasury Notes	2.75	5/31/2023	1,500,000		1,614,668
U.S. Treasury Notes	2.75	11/15/2023	2,865,000		3,112,218
U.S. Treasury Notes	2.75	7/31/2023	2,180,000		2,354,996
U.S. Treasury Notes	2.75	6/30/2025	1,605,000		1,798,979
U.S. Treasury Notes	2.75	9/15/2021	2,090,000	[a]	2,163,681
U.S. Treasury Notes	2.75	8/31/2025	1,660,000		1,865,555
U.S. Treasury Notes	2.75	8/31/2023	2,235,000		2,418,340
U.S. Treasury Notes	2.88	11/30/2025	2,220,000		2,518,139
U.S. Treasury Notes	2.88	11/15/2021	2,105,000		2,191,297
U.S. Treasury Notes	2.88	8/15/2028	3,420,000		4,051,498
U.S. Treasury Notes	2.88	7/31/2025	1,605,000		1,811,769
U.S. Treasury Notes	2.88	11/30/2023	1,413,000		1,542,709
U.S. Treasury Notes	2.88	10/15/2021	2,145,000		2,229,627
U.S. Treasury Notes	2.88	10/31/2023	2,110,000		2,299,653
U.S. Treasury Notes	2.88	5/15/2028	4,925,000		5,812,077
U.S. Treasury Notes	2.88	5/31/2025	810,000	[a]	911,471
U.S. Treasury Notes	2.88	4/30/2025	1,500,000	[a]	1,686,094
U.S. Treasury Notes	2.88	9/30/2023	2,270,000		2,470,132
U.S. Treasury Notes	3.00	9/30/2025	1,660,000		1,889,158
U.S. Treasury Notes	3.00	10/31/2025	1,660,000		1,891,557
U.S. Treasury Notes	3.13	11/15/2028	3,150,000		3,811,992
				428,100,412

46

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0% (continued)
Utilities - 2.1%
AEP Texas, Sr. Unscd. Notes, Ser. H	3.45	1/15/2050	200,000		222,239
Alabama Power, Sr. Unscd. Notes, Ser. B	3.70	12/1/2047	200,000		231,118
Ameren Illinois, First Mortgage Bonds	4.50	3/15/2049	250,000		327,825
American Water Capital, Sr. Unscd. Notes	3.75	9/1/2047	110,000		125,358
American Water Capital, Sr. Unscd. Notes	3.85	3/1/2024	250,000		275,475
Arizona Public Service, Sr. Unscd. Notes	4.25	3/1/2049	250,000		308,929
Atmos Energy, Sr. Unscd. Notes	4.13	10/15/2044	350,000		434,897
Berkshire Hathaway Energy, Sr. Unscd. Notes	3.80	7/15/2048	445,000		528,486
Berkshire Hathaway Energy, Sr. Unscd. Notes	5.15	11/15/2043	250,000		339,118
Commonwealth Edison, First Mortgage Bonds	4.00	3/1/2049	250,000		310,168
Commonwealth Edison, First Mortgage Bonds	5.90	3/15/2036	471,000		661,378
Consolidated Edison of New York, Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/2036	200,000		271,861
Consolidated Edison of New York, Sr. Unscd. Debs., Ser. 06-C	4.30	12/1/2056	450,000		552,498
Dominion Energy, Sr. Unscd. Notes, Ser. B	2.75	9/15/2022	200,000		203,952
Dominion Energy, Sr. Unscd. Notes, Ser. C	3.38	4/1/2030	400,000		435,158
Dominion Energy, Sr. Unscd. Notes, Ser. C	4.05	9/15/2042	200,000		215,339
Dominion Energy, Sr. Unscd. Notes, Ser. E	6.30	3/15/2033	100,000		132,914
Dominion Energy South Carolina, First Mortgage Bonds	6.63	2/1/2032	200,000		280,563
DTE Electric, First Mortgage Bonds	2.95	3/1/2050	250,000		264,992
DTE Electric, First Mortgage Bonds, Ser. C	2.63	3/1/2031	250,000		270,155
DTE Electric, Mortgage Bonds	3.38	3/1/2025	500,000		545,490
Duke Energy, Sr. Unscd. Notes	3.75	4/15/2024	250,000		272,288
Duke Energy Carolinas, First Mortgage Bonds	2.45	2/1/2030	200,000	[a]	213,445
Duke Energy Carolinas, First Mortgage Bonds	3.20	8/15/2049	400,000		450,778
Duke Energy Carolinas, First Mortgage Bonds	3.90	6/15/2021	400,000		410,308

47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.0% (continued)
Utilities - 2.1% (continued)
Duke Energy Carolinas, First Mortgage Bonds	4.00	9/30/2042	250,000	299,176
Duke Energy Florida, First Mortgage Bonds	3.40	10/1/2046	300,000	338,696
Duke Energy Florida, First Mortgage Bonds	3.80	7/15/2028	200,000	229,060
Duke Energy Florida, First Mortgage Bonds	6.40	6/15/2038	150,000	232,614
Emera US Finance, Gtd. Notes	4.75	6/15/2046	100,000	108,294
Enel Generacion Chile, Sr. Unscd. Notes	4.25	4/15/2024	250,000	259,048
Evergy Kansas Central, First Mortgage Bonds	3.45	4/15/2050	250,000	287,157
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/2039	400,000	452,267
FirstEnergy, Sr. Unscd. Notes, Ser. C	4.85	7/15/2047	150,000	193,727
Florida Power & Light, First Mortgage Bonds	3.70	12/1/2047	50,000	61,764
Florida Power & Light, First Mortgage Bonds	3.99	3/1/2049	200,000	256,951
Florida Power & Light, First Mortgage Bonds	4.05	10/1/2044	400,000	517,444
Georgia Power, Sr. Unscd. Notes	3.25	3/30/2027	250,000	266,076
Georgia Power, Sr. Unscd. Notes	3.25	4/1/2026	500,000	538,406
Hydro-Quebec, Gov't Gtd. Debs., Ser. HH	8.50	12/1/2029	400,000	644,106
Hydro-Quebec, Gov't Gtd. Debs., Ser. HK	9.38	4/15/2030	20,000	34,039
Idaho Power, First Mortgage Bonds, Ser. K	4.20	3/1/2048	217,000	280,899
Indiana Michigan Power, Sr. Unscd. Notes	6.05	3/15/2037	300,000	408,648
Interstate Power & Light, Sr. Unscd. Debs.	3.70	9/15/2046	150,000	167,619
Interstate Power & Light, Sr. Unscd. Notes	4.10	9/26/2028	300,000	341,182
MidAmerican Energy, First Mortgage Bonds	3.15	4/15/2050	125,000	141,856
NextEra Energy Capital Holdings, Gtd. Debs.	5.65	5/1/2079	300,000	307,662
Nisource, Sr. Unscd. Notes	3.49	5/15/2027	420,000	454,486
Oncor Electric Delivery, Sr. Scd. Notes	5.75	3/15/2029	170,000	223,661
Oncor Electric Delivery, Sr. Scd. Notes	7.00	5/1/2032	250,000	372,882
PacifiCorp, First Mortgage Bonds	4.15	2/15/2050	300,000	381,537
PPL Capital Funding, Gtd. Notes	3.40	6/1/2023	400,000	416,060

48

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.0% (continued)
Utilities - 2.1% (continued)
PPL Electric Utilities, First Mortgage Bonds	3.00	10/1/2049	250,000	268,862
PPL Electric Utilities, First Mortgage Bonds	4.75	7/15/2043	200,000	262,242
Progress Energy, Sr. Unscd. Notes	7.75	3/1/2031	480,000	681,846
Public Service Electric & Gas, First Mortgage Notes	3.25	9/1/2023	300,000	321,522
Puget Sound Energy, Sr. Scd. Notes	3.25	9/15/2049	150,000	164,566
San Diego Gas & Electric, First Mortgage Bonds, Ser. NNN	3.60	9/1/2023	400,000	423,522
San Diego Gas & Electric, First Mortgage Bonds, Ser. UUU	3.32	4/15/2050	250,000	272,555
Sempra Energy, Sr. Unscd. Notes	2.88	10/1/2022	1,000,000	1,026,510
Sempra Energy, Sr. Unscd. Notes	4.00	2/1/2048	50,000	56,365
Southern California Edison, First Mortgage Bonds	3.88	6/1/2021	400,000	408,134
Southern California Edison, First Mortgage Notes, Ser. 08-A	5.95	2/1/2038	70,000	90,249
Southern California Edison, Sr. Unscd. Notes	6.65	4/1/2029	200,000	228,777
Southern Company Gas Capital, Gtd. Notes	3.50	9/15/2021	193,000	196,705
Southernwestern Public Service, First Mortgage Bonds	3.40	8/15/2046	350,000	385,498
Southwestern Electric Power, Sr. Unscd. Notes, Ser. M	4.10	9/15/2028	300,000	335,615
Tampa Electric, Sr. Unscd. Notes	4.35	5/15/2044	250,000	298,093
The Toledo Edison Company, Sr. Scd. Notes	6.15	5/15/2037	200,000	287,200
Tucson Electric Power, Sr. Unscd. Notes	4.00	6/15/2050	250,000	293,989
Virginia Electric & Power, Sr. Unscd. Notes	4.00	1/15/2043	500,000	590,359
Washington Gas Light, Sr. Unscd. Notes, Ser. K	3.80	9/15/2046	500,000	564,192
Wisconsin Public Service, Sr. Unscd. Notes	3.35	11/21/2021	100,000	103,278
Xcel Energy, Sr. Unscd. Notes	6.50	7/1/2036	200,000	282,635
				24,042,763
Total Bonds and Notes (cost $1,045,843,596)			1,130,383,155

49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 5.3%
Registered Investment Companies - 5.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $59,875,063)	0.33	59,875,063	[f] 59,875,063

Investment of Cash Collateral for Securities Loaned - 3.2%
Registered Investment Companies - 3.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $35,564,029)	0.33	35,564,029	[f] 35,564,029
Total Investments (cost $1,141,282,688)		108.5%	1,225,822,247
Liabilities, Less Cash and Receivables		(8.5%)	(95,691,132)
Net Assets		100.0%	1,130,131,115

a Security, or portion thereof, on loan. At April 30, 2020, the value of the fund’s securities on loan was $64,542,332 and the value of the collateral was $74,494,287, consisting of cash collateral of $35,564,029 and U.S. Government & Agency securities valued at $38,930,258.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, these securities were valued at $8,419,177 or .74% of net assets.
c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
d Variable rate security—rate shown is the interest rate in effect at period end.
e Purchased on a forward commitment basis.
f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

50

Portfolio Summary (Unaudited) †	Value (%)
Government	42.5
Mortgage Securities	30.2
Financial	8.6
Investment Companies	8.5
Consumer, Non-cyclical	4.8
Communications	2.7
Energy	2.2
Utilities	2.1
Industrial	2.1
Technology	1.8
Consumer, Cyclical	1.5
Basic Materials	.7
Asset Backed Securities	.6
Internet	.1
Beverages	.1
Banks	.0
Insurance	.0
108.5

† Based on net assets.
See notes to financial statements.

51

Statement of TBA Sale Commitments

April 30, 2020 (Unaudited)

Description	Principal Amount ($)		Value ($)
Bonds and Notes - .6%
U.S. Government Agencies Mortgage-Backed - .6%
Federal National Mortgage Association
4.50%	150,000	[a,b]	158,336
5.50%	450,000	[a,b]	493,893
Government National Mortgage Association I
4.00%	475,000	[a]	504,437
4.50%	200,000	[a]	216,868
5.00%	1,275,000	[a]	1,390,273
5.50%	500,000	[a]	544,082
Government National Mortgage Association II
4.50%	1,900,000	[a]	2,034,121
5.00%	750,000	[a]	809,136
5.50%	100,000	[a]	108,191
Total Sale Commitments (proceeds $6,230,289)		6,259,337

a Purchased on a forward commitment basis.
b The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

52

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/19($)	Purchases($)	Sales ($)	Value 4/30/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	70,445,647	119,918,811	(130,489,395)	59,875,063	5.3	429,503
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,842,250	91,247,524	(58,525,745)	35,564,029	3.2	-
Total	73,287,897	211,166,335	(189,015,140)	95,439,092	8.5	429,503

See notes to financial statements.

53

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $64,542,332)—Note 1(c):
Unaffiliated issuers	1,045,843,596	1,130,383,155
Affiliated issuers	95,439,092	95,439,092
Receivable for investment securities sold		39,851,568
Dividends, interest and securities lending income receivable		6,420,890
Receivable for shares of Common Stock subscribed		1,889,548
		1,273,984,253
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		190,794
Cash overdraft due to Custodian		2,111,982
Payable for investment securities purchased		96,492,003
Liability for securities on loan—Note 1(c)		35,564,029
TBA sale commitments, at value (proceeds $6,230,289)—Note 4		6,259,337
Payable for shares of Common Stock redeemed		3,227,749
Directors’ fees and expenses payable		7,244
		143,853,138
Net Assets ($)		1,130,131,115
Composition of Net Assets ($):
Paid-in capital		1,049,389,860
Total distributable earnings (loss)		80,741,255
Net Assets ($)		1,130,131,115

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	335,524,072	794,607,043
Shares Outstanding	30,477,049	72,160,322
Net Asset Value Per Share ($)	11.01	11.01

See notes to financial statements.

54

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2020 (Unaudited)

Investment Income ($):
Income:
Interest (net of $213 foreign taxes withheld at source)	14,574,156
Dividends from affiliated issuers	429,503
Income from securities lending—Note 1(c)	23,774
Total Income	15,027,433
Expenses:
Management fee—Note 3(a)	855,468
Distribution fees—Note 3(b)	420,218
Directors’ fees—Note 3(a,c)	50,000
Loan commitment fees—Note 2	11,347
Total Expenses	1,337,033
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(50,000)
Net Expenses	1,287,033
Investment Income—Net	13,740,400
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	8,620,768
Net change in unrealized appreciation (depreciation) on investments	30,915,290
Net Realized and Unrealized Gain (Loss) on Investments	39,536,058
Net Increase in Net Assets Resulting from Operations	53,276,458

See notes to financial statements.

55

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations ($):
Investment income—net	13,740,400	30,500,607
Net realized gain (loss) on investments	8,620,768	5,706,108
Net change in unrealized appreciation (depreciation) on investments	30,915,290	85,807,269
Net Increase (Decrease) in Net Assets Resulting from Operations	53,276,458	122,013,984
Distributions ($):
Distributions to shareholders:
Investor Shares	(4,027,968)	(10,056,257)
Class I	(10,634,899)	(22,080,608)
Total Distributions	(14,662,867)	(32,136,865)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	68,702,068	95,967,684
Class I	156,450,389	287,232,979
Distributions reinvested:
Investor Shares	3,929,375	9,880,244
Class I	9,446,733	19,358,000
Cost of shares redeemed:
Investor Shares	(91,246,961)	(190,952,305)
Class I	(214,353,099)	(351,696,054)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(67,071,495)	(130,209,452)
Total Increase (Decrease) in Net Assets	(28,457,904)	(40,332,333)
Net Assets ($):
Beginning of Period	1,158,589,019	1,198,921,352
End of Period	1,130,131,115	1,158,589,019
Capital Share Transactions (Shares):
Investor Shares
Shares sold	6,404,039	9,379,718
Shares issued for distributions reinvested	364,491	960,103
Shares redeemed	(8,519,027)	(18,556,539)
Net Increase (Decrease) in Shares Outstanding	(1,750,497)	(8,216,718)
Class I
Shares sold	14,543,237	28,036,717
Shares issued for distributions reinvested	876,267	1,876,680
Shares redeemed	(19,943,043)	(34,705,823)
Net Increase (Decrease) in Shares Outstanding	(4,523,539)	(4,792,426)

See notes to financial statements.

56

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Investor Shares	April 30, 2020	Year Ended October 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.64	9.83	10.33	10.57	10.45	10.60
Investment Operations:
Investment income—net[a]	.12	.26	.23	.20	.21	.21
Net realized and unrealized gain (loss) on investments	.38	.82	(.47)	(.16)	.19	(.05)
Total from Investment Operations	.50	1.08	(.24)	.04	.40	.16
Distributions:
Dividends from investment income—net	(.13)	(.27)	(.25)	(.23)	(.23)	(.23)
Dividends from net realized gain on investments	−	(.00)[b]	(.01)	(.05)	(.05)	(.08)
Total Distributions	(.13)	(.27)	(.26)	(.28)	(.28)	(.31)
Net asset value, end of period	11.01	10.64	9.83	10.33	10.57	10.45
Total Return (%)	4.71[c]	11.12	(2.42)	.39	3.85	1.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.41[d]	.41	.41[e]	.41	.41	.41
Ratio of net expenses to average net assets	.40[d]	.40	.40	.40	.40	.40
Ratio of net investment income to average net assets	2.23[d]	2.51	2.33	2.01	1.97	2.00
Portfolio Turnover Rate[f]	56.82[c]	125.67	156.30	179.26	144.83	150.80
Net Assets, end of period ($ x 1,000)	335,524	342,772	397,658	497,586	1,109,787	1,040,129

a Based on average shares outstanding.
b  Amount represents less than $.01 per share.

c  Not annualized.
d  Annualized.
e  The ratio has been corrected due to immaterial correction within the October 31, 2018 shareholder report which reflected total expense ratio of .46.
f  The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2020 and October 31, 2019, 2018, 2017, 2016 and 2015 were 44.32%, 90.56%, %, 77.41%, 103.99%, 95.05% and 79.15%, respectively.
See notes to financial statements.

57

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class I Shares	April 30, 2020	Year Ended October 31,
(Unaudited)		2019	2018	2017	2016[a]	2015
Per Share Data ($):
Net asset value, beginning of period	10.64	9.83	10.34	10.58	10.46	10.61
Investment Operations:
Investment income—net[b]	.13	.28	.26	.23	.23	.24
Net realized and unrealized gain (loss) on investments	.38	.82	(.49)	(.17)	.20	(.06)
Total from Investment Operations	.51	1.10	(.23)	.06	.43	.18
Distributions:
Dividends from investment income—net	(.14)	(.29)	(.27)	(.25)	(.26)	(.25)
Dividends from net realized gain on investments	−	(.00)[c]	(.01)	(.05)	(.05)	(.08)
Total Distributions	(.14)	(.29)	(.28)	(.30)	(.31)	(.33)
Net asset value, end of period	11.01	10.64	9.83	10.34	10.58	10.46
Total Return (%)	4.84[d]	11.40	(2.27)	.64	4.11	1.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.16[e]	.16	.16[f]	.16	.16	.16
Ratio of net expenses to average net assets	.15[e]	.15	.15	.15	.15	.15
Ratio of net investment income to average net assets	2.48[e]	2.74	2.58	2.27	2.23	2.24
Portfolio Turnover Rate[g]	56.82[d]	125.67	156.30	179.26	144.83	150.80
Net Assets, end of period ($ x 1,000)	794,607	815,817	801,263	898,961	1,321,830	1,457,305

a On August 31, 2016, the fund redesignated BASIC shares as Class I shares.
b  Based on average shares outstanding.
c  Amount represents less than $.01 per share.
d  Not annualized.
e  Annualized.
f  The ratio has been corrected due to immaterial correction within the October 31, 2018 shareholder report which reflected total expense ratio of .21.
g  The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2020 and October 31, 2019, 2018, 2017, 2016 and 2015 were 44.32%, 90.56%, 77.41%, 103.99%, 95.05% and 79.15%, respectively.
See notes to financial statements.

58

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Bond Market Index Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to match the total return of the Bloomberg Barclays U.S. Aggregate Bond Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Investor and Class I. Investor shares are sold primarily to retail investors through financial intermediaries and bear Distribution Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution Plan fees. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-

59

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

60

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2020 in valuing the fund’s investments:

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed	-	6,311,206	-	6,311,206
Collateralized Municipal-Backed Securities	-	10,871,279	-	10,871,279
Commercial Mortgage-Backed		15,728,469		15,728,469
Corporate Bonds	-	320,625,322	-	320,625,322
Foreign Governmental	-	16,489,849	-	16,489,849
Investment Companies	95,439,092	-	-	95,439,092
Municipal Securities	-	6,896,148	-	6,896,148
U.S. Government Agencies Mortgage-Backed	-	311,960,028	-	311,960,028
U.S. Government Agencies	-	13,400,442	-	13,400,442
U.S. Treasury Securities	-	428,100,412	-	428,100,412
Liabilities ($)
TBA Sales Commitments††
Securities Sold Short:
U.S. Government Agencies Mortgage-Backed	-	(6,259,337)	-	(6,259,337)

† See Statement of Investments for additional detailed categorizations, if any.
†† See Statement of TBA Sale Commitments for additional detailed categorization, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of April 30, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

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Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2020, The Bank of New York Mellon earned $4,840 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $9,642,215 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2019. The fund has

64

$6,422,996 of short-term capital losses and $3,219,219 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2019 was as follows: ordinary income $32,136,865. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2020, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee the Adviser pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition,

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2020, fees reimbursed by the Adviser amounted to $50,000.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. During the period ended April 30, 2020, Investor shares were charged $420,218 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $138,720 and Distribution Plan fees of $69,074, which are offset against an expense reimbursement currently in effect in the amount of $17,000.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2020, amounted to $653,150,046 and $716,728,613, respectively, of which $143,762,814 in purchases and $143,738,846 in sales were from mortgage dollar transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different

66

prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

TBA Securities: During the period ended April 30, 2020, the fund transacted in TBA securities that involved buying or selling mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however, delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underling mortgage pools. TBA securities subject to a forward commitment to sell at period end are included at the end of the fund’s Statement of Investments under the caption “Statement of TBA Sale Commitments.” The proceeds and value of these commitments are reflected in the fund’s Statement of Assets and Liabilities as Receivable for TBA sale commitments (included in receivable securities sold) and TBA sale commitments, at value, respectively.

At April 30, 2020, accumulated net unrealized appreciation on investments was $84,510,511, consisting of $86,393,903 gross unrealized appreciation and $1,883,392 gross unrealized depreciation.

At April 30, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 26-27, 2020, the Board considered the renewal of the fund’s Investment Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of institutional core bond funds (the “Performance Group”) and with a broader group of all retail and institutional core bond funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional core bond funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board

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with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was at or below the Performance Group and Performance Universe medians for all periods, except the ten-year period when it was above the Performance Group median and the two-year period when it was above the Performance Universe median. The Board also considered that the fund’s yield performance was at or above the Performance Group median for eight of the ten one-year periods ended December 31st and above the Performance Universe median for all periods ended December 31st. The Board considered the relative proximity of the fund’s total return and yield performance to the relevant Performance Group and/or Performance Universe median in certain periods when performance was below median. It was noted that there were only four or fewer other funds in the Performance Group during each period. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was equal to the Expense Group median contractual management fee, and that the fund’s actual management fee was equal to the Expense Group median and slightly higher than the Expense Universe median actual management fee. This information also showed that the fund’s total expense ratio was at the median of the total expense ratios of the funds in the Expense Group and was lower than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board, noting the relative proximity of the fund’s total return and yield performance to the relevant Performance Group and/or Performance Universe median performance, was generally satisfied with the fund’s performance and agreed to continue to closely monitor performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

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• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

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Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Bond Market Index Fund
240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Investor: DBMIX Class I: DBIRX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0310SA0420

BNY Mellon Institutional S&P 500 Stock Index Fund

SEMIANNUAL REPORT April 30, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

BNY Mellon Institutional S&P 500 Stock Index Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Institutional S&P 500 Stock Index Fund, covering the six-month period from November 1, 2019 through April 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of COVID-19 and widespread quarantine roiled markets during the first several months of 2020; stocks posted historic losses in March 2020 but regained some ground in April.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. As stocks rallied in November and December 2019, Treasury bond prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight to quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widened. The Fed cut rates twice in March, and the government launched a large stimulus package. In April 2020, bond prices began to recover some of their prior losses.

The near-term outlook for the U.S. will be challenging, as the country continues to face COVID-19. However, we believe that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.

May 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through April 30, 2020, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA and Richard A. Brown, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2020, BNY Mellon Institutional S&P 500 Stock Index Fund (formerly, Dreyfus Institutional S&P 500 Stock Index Fund) produced a total return of -3.25%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned -3.15% for the same period.2,3

Large-cap equities lost a small amount of value during the reporting period, due largely to volatility brought on by the spread of COVID-19. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 95% of its total assets in common stocks included in the Index. To replicate index performance, the fund’s portfolio managers use a passive management approach and generally purchase all the securities comprising the Index (though, at times, the fund may invest in a representative sample of the Index). Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least 0.95, before expenses. A correlation of 1.00 would mean that the fund and the Index were perfectly correlated.

The Index is an unmanaged index of 500 common stocks, chosen to reflect the industries of the U.S. economy, and is often considered a proxy for the stock market in general.

Geopolitics, Pandemic and Central Banks Influence Markets

Equity markets were affected by an array of geopolitical developments in late 2019, ranging from civil protests in Hong Kong to an impeachment inquiry against the U.S. president and the Brexit saga in the U.K. The continuing trade tensions between the U.S. and China remained an influencer of investor sentiment and equity market valuations early in the period. Alternating signs of progress and deterioration in the trade dispute occurred, although the year concluded with President Trump indicating that he would sign the first phase of a deal. Investor optimism helped fuel a rally that pushed U.S. equity indices to new record highs in December 2019.

Volatility reentered equity markets in January 2020, due to concerns over the spread of COVID-19 and the resulting economic implications. Although some indices hit new record highs in early February 2020, investor sentiment shifted later in the month, due to increasing COVID-19 cases in the U.S. A sell-off began that accelerated through late March 2020, eliminating gains for many areas of the capital markets, and sending some equity indices into bear market territory. Asset valuations came under additional pressure from the Russia and Saudi Arabia oil conflict, which caused the price of oil to fall precipitously. The U.S. Federal Reserve (the “Fed”) cut the federal funds target rate twice in March 2020 in an effort to support the economy. Large numbers of people were laid off, after several states ordered non-essential businesses closed. A landmark $2 trillion-dollar stimulus deal was signed on

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

March 27th, in an effort to provide much needed cash to households and loans to small businesses. Markets stabilized, and many indices gained ground in April.

During the period, large-cap stocks generally outperformed both their mid-cap and small-cap counterparts.

Information Technology Stocks Lead the Market

The information technology sector led all sectors comprising the Index over the reporting period. Technology stocks generally performed well, before COVID-19 began to affect the markets, due to increased business spending on technological infrastructure. These securities also continued to lead the Index after COVID-19 appeared, due to increased demand for all things technological as a result of the stay-at-home orders. Virtual gatherings increased, along with demand for cloud computing infrastructure. Companies that boasted the strongest balance sheets tended to lead the pack. Health care was also among the top performers during the period. As the presumptive democratic nominee for president became clear, health care companies saw a rebound as the possibility of “Medicare for all” became less of a threat to the industry. Biotechnology and pharmaceutical companies saw their stock prices rise during the latter half of the reporting period, as companies in these industries attempted to bring forth therapies and treatments for COVID-19. Lastly, the performance of online retailer Amazon.com bolstered performance of the consumer discretionary sector during the period. Demand for at-home delivery of products soared throughout the months of February, March, and April, supporting the retailer’s stock price.

Conversely, laggards for the reporting period included the financials sector. Interest rates fell considerably during the period, squeezing the profit margins for lending products. In addition, with widespread unemployment, some banks are reluctant to lend to some consumers. Some banks have several loans to energy companies on the books, which are currently threatened due to the low price of oil. Insurance companies also suffered during the period, due in part to investor speculation regarding future costs of claims relating to COVID-19. Industrials stocks fell during the period, led by the aerospace industry. Business and leisure travel has decreased significantly, cutting revenues for airlines and leading them to cancel orders for planes. Industrial conglomerates are also suffering. Lastly, the energy sector was hurt during the period by the historic oil price volatility.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that while the spread of COVID-19 and resulting economic implications continue to impact markets and the economy, the U.S. government and Fed remain dedicated to supporting capital markets and the economy with various fiscal and

4

monetary techniques. As always, we continue to monitor factors that affect the fund’s investments.

May 15, 2020

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

³ “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Institutional S&P 500 Stock Index Fund from November 1, 2019 to April 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2020

Expense paid per $1,000†	$.98
Ending value (after expenses)	$967.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2020

Expense paid per $1,000†	$1.01
Ending value (after expenses)	$1,023.87
†Expenses are equal to the fund’s annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 96.3%
Automobiles & Components - .3%
Aptiv	26,820		1,865,331
BorgWarner	20,121		574,857
Ford Motor	401,992		2,046,139
General Motors	130,432		2,907,329
Harley-Davidson	16,141		352,358
			7,746,014
Banks - 3.9%
Bank of America	840,269		20,208,469
Citigroup	226,750		11,010,980
Citizens Financial Group	46,907		1,050,248
Comerica	15,059		524,957
Fifth Third Bancorp	75,259		1,406,591
First Republic Bank	16,848		1,757,078
Huntington Bancshares	106,104		980,401
JPMorgan Chase & Co.	325,202		31,141,344
KeyCorp	103,737		1,208,536
M&T Bank	13,895		1,557,352
People's United Financial	45,428		576,481
Regions Financial	103,645		1,114,184
SVB Financial Group	5,430	[a]	1,048,913
The PNC Financial Services Group	45,419		4,844,845
Truist Financial	137,514		5,132,022
U.S. Bancorp	147,277		5,375,610
Wells Fargo & Co.	399,895		11,616,950
Zions Bancorp	19,258		608,745
			101,163,706
Capital Goods - 5.3%
3M	59,102		8,978,776
A.O. Smith	14,200		601,796
Allegion	10,022		1,007,612
AMETEK	23,785		1,994,848
Carrier Global	83,570	[a]	1,480,025
Caterpillar	57,297		6,668,225
Cummins	16,189		2,646,901
Deere & Co.	32,571		4,724,749
Dover	15,405		1,442,678
Eaton	42,884		3,580,814
Emerson Electric	63,049		3,595,684
Fastenal	57,593		2,086,018
Flowserve	14,337		403,873
Fortive	30,479		1,950,656

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.3% (continued)
Capital Goods - 5.3% (continued)
Fortune Brands Home & Security	15,103		727,965
General Dynamics	24,540		3,205,415
General Electric	898,973		6,113,016
Honeywell International	74,270		10,538,913
Howmet Aerospace	42,173		551,201
Huntington Ingalls Industries	4,328		828,422
IDEX	7,752		1,190,940
Illinois Tool Works	30,431		4,945,037
Ingersoll Rand	32,048	[a]	931,956
Jacobs Engineering Group	13,840		1,145,260
Johnson Controls International	80,194		2,334,447
L3Harris Technologies	22,982		4,451,613
Lockheed Martin	25,578		9,951,377
Masco	29,608		1,215,112
Northrop Grumman	16,432		5,433,569
Otis Worldwide	41,785	[a]	2,127,274
PACCAR	36,187		2,505,226
Parker-Hannifin	13,307		2,104,103
Pentair	16,856		583,049
Quanta Services	14,520		527,947
Raytheon Technologies	150,805		9,773,672
Rockwell Automation	12,012		2,276,034
Roper Technologies	10,688		3,644,929
Snap-on	5,629		733,402
Stanley Black & Decker	15,486		1,706,557
Textron	24,117		635,724
The Boeing Company	55,303		7,798,829
Trane Technologies	24,951		2,181,216
TransDigm Group	5,140		1,866,231
United Rentals	8,068	[a]	1,036,738
W.W. Grainger	4,542		1,251,684
Westinghouse Air Brake Technologies	18,573		1,047,889
Xylem	17,917		1,288,232
			137,815,634
Commercial & Professional Services - .7%
Cintas	8,825		1,957,650
Copart	20,796	[a]	1,665,968
Equifax	11,996		1,666,244
IHS Markit	41,014		2,760,242
Nielsen Holdings	35,141		517,627
Republic Services	21,795		1,707,420
Robert Half International	12,649		597,918
Rollins	14,703		588,120

8

Description	Shares		Value ($)
Common Stocks - 96.3% (continued)
Commercial & Professional Services - .7% (continued)
Verisk Analytics	17,004		2,598,721
Waste Management	40,191		4,019,904
			18,079,814
Consumer Durables & Apparel - 1.0%
Capri Holdings	14,814	[a]	225,914
D.R. Horton	34,159		1,612,988
Garmin	14,688		1,192,078
Hanesbrands	39,035		388,008
Hasbro	13,025		940,535
Leggett & Platt	14,132		496,457
Lennar, Cl. A	30,157		1,509,961
Mohawk Industries	6,353	[a]	557,285
Newell Brands	40,479		561,849
NIKE, Cl. B	129,205		11,264,092
NVR	355	[a]	1,100,500
PulteGroup	25,152		711,047
PVH	7,890		388,425
Ralph Lauren	5,704		420,841
Tapestry	28,418		422,860
Under Armour, Cl. A	19,312	[a]	201,231
Under Armour, Cl. C	19,429	[a]	180,107
VF	33,852		1,966,801
Whirlpool	6,613		738,937
			24,879,916
Consumer Services - 1.6%
Carnival	41,736		663,602
Chipotle Mexican Grill	2,618	[a]	2,300,044
Darden Restaurants	12,819		945,914
H&R Block	22,698		377,922
Hilton Worldwide Holdings	29,769		2,253,811
Las Vegas Sands	34,740		1,668,215
Marriott International, Cl. A	28,525		2,594,063
McDonald's	78,298		14,685,573
MGM Resorts International	53,571		901,600
Norwegian Cruise Line Holdings	21,707	[a]	355,995
Royal Caribbean Cruises	17,394		813,517
Starbucks	122,376		9,389,910
Wynn Resorts	10,056		860,090
Yum! Brands	31,476		2,720,471
			40,530,727
Diversified Financials - 4.5%
American Express	69,531		6,344,704
Ameriprise Financial	13,187		1,515,714

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.3% (continued)
Diversified Financials - 4.5% (continued)
Berkshire Hathaway, Cl. B	202,395	[a]	37,920,727
BlackRock	12,139		6,094,264
Capital One Financial	47,878		3,100,579
Cboe Global Markets	11,090		1,102,124
CME Group	36,888		6,573,810
Discover Financial Services	32,578		1,399,877
E*Trade Financial	23,668		961,157
Franklin Resources	30,603		576,561
Intercontinental Exchange	58,492		5,232,109
Invesco	42,743		368,445
MarketAxess Holdings	3,859		1,755,884
Moody's	16,802		4,098,008
Morgan Stanley	121,343		4,784,554
MSCI	8,697		2,843,919
Nasdaq	11,521		1,263,508
Northern Trust	22,299		1,765,189
Raymond James Financial	12,892		849,841
S&P Global	25,390		7,436,223
State Street	37,795		2,382,597
Synchrony Financial	63,472		1,256,111
T. Rowe Price Group	24,289		2,808,537
The Bank of New York Mellon	87,046		3,267,707
The Charles Schwab	118,537		4,471,216
The Goldman Sachs Group	33,048		6,061,664
			116,235,029
Energy - 2.9%
Apache	39,238		513,233
Baker Hughes	66,783		931,623
Cabot Oil & Gas	42,699		923,152
Chevron	195,674		18,002,008
Concho Resources	20,678		1,172,856
ConocoPhillips	114,827		4,834,217
Devon Energy	42,251		526,870
Diamondback Energy	16,720		727,989
EOG Resources	59,558		2,829,601
Exxon Mobil	437,740		20,341,778
Halliburton	88,259		926,720
Helmerich & Payne	11,714		231,586
Hess	26,574		1,292,559
HollyFrontier	16,962		560,424
Kinder Morgan	198,834		3,028,242
Marathon Oil	87,969		538,370
Marathon Petroleum	67,405		2,162,352

10

Description	Shares		Value ($)
Common Stocks - 96.3% (continued)
Energy - 2.9% (continued)
National Oilwell Varco	39,539		499,773
Noble Energy	50,003		490,529
Occidental Petroleum	91,307		1,515,696
ONEOK	42,186		1,262,627
Phillips 66	45,974		3,363,918
Pioneer Natural Resources	17,168		1,533,274
Schlumberger	142,168		2,391,266
TechnipFMC	44,976		400,736
The Williams Companies	124,883		2,418,984
Valero Energy	42,607		2,699,153
			76,119,536
Food & Staples Retailing - 1.6%
Costco Wholesale	45,684		13,842,252
Sysco	52,573		2,958,283
The Kroger Company	82,571		2,610,069
Walgreens Boots Alliance	78,724		3,407,962
Walmart	146,413		17,796,500
			40,615,066
Food, Beverage & Tobacco - 3.6%
Altria Group	193,192		7,582,786
Archer-Daniels-Midland	56,439		2,096,144
Brown-Forman, Cl. B	18,567		1,154,867
Campbell Soup	17,907		894,992
Conagra Brands	49,633		1,659,728
Constellation Brands, Cl. A	17,083		2,813,399
General Mills	62,119		3,720,307
Hormel Foods	28,452		1,332,976
Kellogg	26,167		1,713,939
Lamb Weston Holdings	14,830		909,969
McCormick & Co.	12,477		1,956,893
Molson Coors Beverage, Cl. B	18,454		756,799
Mondelez International, Cl. A	148,576		7,642,749
Monster Beverage	40,357	[a]	2,494,466
PepsiCo	144,038		19,054,787
Philip Morris International	160,914		12,004,184
The Coca-Cola Company	398,840		18,302,768
The Hershey Company	15,294		2,025,384
The J.M. Smucker Company	11,677		1,341,804
The Kraft Heinz Company	64,219		1,947,762
Tyson Foods, Cl. A	30,316		1,885,352
			93,292,055
Health Care Equipment & Services - 6.5%
Abbott Laboratories	182,133		16,772,628

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.3% (continued)
Health Care Equipment & Services - 6.5% (continued)
ABIOMED	4,629	[a]	885,296
Align Technology	7,471	[a]	1,605,144
AmerisourceBergen	16,244		1,456,437
Anthem	26,216		7,359,618
Baxter International	52,343		4,647,012
Becton Dickinson & Co.	27,806		7,021,849
Boston Scientific	144,046	[a]	5,398,844
Cardinal Health	29,777		1,473,366
Centene	59,638	[a]	3,970,698
Cerner	32,658		2,266,139
Cigna	38,609		7,558,870
CVS Health	133,962		8,245,361
Danaher	65,731		10,744,389
DaVita	9,406	[a]	743,168
Dentsply Sirona	23,889		1,013,849
Edwards Lifesciences	21,561	[a]	4,689,517
HCA Healthcare	27,118		2,979,726
Henry Schein	15,393	[a]	839,842
Hologic	27,280	[a]	1,366,728
Humana	13,871		5,296,225
IDEXX Laboratories	8,961	[a]	2,487,574
Intuitive Surgical	11,848	[a]	6,052,906
Laboratory Corp. of America Holdings	10,489	[a]	1,724,916
McKesson	17,420		2,460,575
Medtronic	138,236		13,495,981
Quest Diagnostics	13,485		1,484,833
ResMed	14,679		2,279,942
STERIS	8,217		1,170,923
Stryker	32,964		6,145,479
Teleflex	4,667		1,565,312
The Cooper Companies	4,902		1,405,403
UnitedHealth Group	98,028		28,670,249
Universal Health Services, Cl. B	8,462		894,349
Varian Medical Systems	9,334	[a]	1,067,623
Zimmer Biomet Holdings	21,119		2,527,944
			169,768,715
Household & Personal Products - 1.9%
Church & Dwight	25,488		1,783,905
Colgate-Palmolive	87,815		6,170,760
Coty, Cl. A	33,299		181,480
Kimberly-Clark	35,001		4,846,938
The Clorox Company	12,934		2,411,415
The Estee Lauder Companies, Cl. A	22,757		4,014,335

12

Description	Shares	Value ($)
Common Stocks - 96.3% (continued)
Household & Personal Products - 1.9% (continued)
The Procter & Gamble Company	257,663	30,370,738
		49,779,571
Insurance - 1.9%
Aflac	76,622	2,853,403
American International Group	89,404	2,273,544
Aon	24,380	4,209,695
Arthur J. Gallagher & Co.	19,030	1,493,855
Assurant	6,258	664,850
Chubb	46,688	5,042,771
Cincinnati Financial	15,613	1,027,335
Everest Re Group	4,018	695,636
Globe Life	11,006	906,234
Lincoln National	21,313	755,972
Loews	27,610	956,963
Marsh & McLennan	52,417	5,101,747
MetLife	81,190	2,929,335
Principal Financial Group	26,256	955,981
Prudential Financial	41,750	2,603,947
The Allstate	34,138	3,472,517
The Hartford Financial Services Group	37,037	1,407,036
The Progressive	59,802	4,622,695
The Travelers Companies	27,262	2,759,187
Unum Group	22,051	384,790
Willis Towers Watson	13,345	2,379,280
WR Berkley	14,807	799,578
		48,296,351
Materials - 2.4%
Air Products & Chemicals	22,684	5,117,057
Albemarle	11,387	699,503
Amcor	165,666	1,486,024
Avery Dennison	8,506	938,977
Ball	34,780	2,281,220
Celanese	12,917	1,073,015
CF Industries Holdings	22,803	627,083
Corteva	77,020	2,017,154
Dow	77,041	2,826,634
DuPont de Nemours	77,039	3,622,374
Eastman Chemical	14,890	900,994
Ecolab	25,909	5,013,391
FMC	14,158	1,301,120
Freeport-McMoRan	149,515	1,320,217
International Flavors & Fragrances	10,930	1,432,158
International Paper	41,784	1,431,102

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.3% (continued)
Materials - 2.4% (continued)
Linde	55,873		10,280,073
LyondellBasell Industries, Cl. A	26,944		1,561,405
Martin Marietta Materials	6,624		1,260,084
Newmont	83,838		4,986,684
Nucor	31,505		1,297,691
Packaging Corp. of America	9,246		893,626
PPG Industries	24,165		2,194,907
Sealed Air	16,096		460,185
The Mosaic Company	35,272		405,981
The Sherwin-Williams Company	8,380		4,494,781
Vulcan Materials	13,242		1,495,949
WestRock	26,131		841,157
			62,260,546
Media & Entertainment - 8.4%
Activision Blizzard	78,400		4,996,432
Alphabet, Cl. A	30,998	[a]	41,745,007
Alphabet, Cl. C	30,961	[a]	41,755,862
Charter Communications, Cl. A	16,291	[a]	8,067,792
Comcast, Cl. A	469,624		17,671,951
Discovery, Cl. A	16,751	[a]	375,557
Discovery, Cl. C	34,834	[a]	710,962
DISH Network, Cl. A	25,589	[a]	640,109
Electronic Arts	30,462	[a]	3,480,588
Facebook, Cl. A	248,955	[a]	50,963,578
Fox, Cl. A	35,651		922,291
Fox, Cl. B	16,712		427,159
Live Nation Entertainment	13,283	[a]	596,008
Netflix	45,314	[a]	19,025,083
News Corp., Cl. A	41,388		410,155
News Corp., Cl. B	10,719		109,548
Omnicom Group	22,684		1,293,669
Take-Two Interactive Software	11,745	[a]	1,421,732
The Interpublic Group of Companies	37,727		640,604
The Walt Disney Company	186,411		20,160,350
Twitter	79,233	[a]	2,272,402
ViacomCBS, Cl. B	56,296		971,669
			218,658,508
Pharmaceuticals Biotechnology & Life Sciences - 8.2%
AbbVie	152,330		12,521,526
Agilent Technologies	32,307		2,476,655
Alexion Pharmaceuticals	22,766	[a]	2,446,662
Allergan	33,675		6,308,674
Amgen	61,548		14,723,513

14

Description	Shares		Value ($)
Common Stocks - 96.3% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 8.2% (continued)
Biogen	18,729	[a]	5,559,329
Bristol-Myers Squibb	242,203		14,728,364
Eli Lilly & Co.	87,877		13,589,299
Gilead Sciences	131,250		11,025,000
Illumina	14,985	[a]	4,780,665
Incyte	18,474	[a]	1,804,171
IQVIA Holdings	18,548	[a]	2,644,759
Johnson & Johnson	272,678		40,912,607
Merck & Co.	264,243		20,965,040
Mettler-Toledo International	2,564	[a]	1,845,926
Mylan	51,571	[a]	864,846
PerkinElmer	11,086		1,003,616
Perrigo	13,555		722,482
Pfizer	572,557		21,963,287
Regeneron Pharmaceuticals	8,242	[a]	4,334,303
Thermo Fisher Scientific	41,470		13,879,180
Vertex Pharmaceuticals	26,277	[a]	6,600,782
Waters	6,961	[a]	1,301,707
Zoetis	49,143		6,354,681
			213,357,074
Real Estate - 2.8%
Alexandria Real Estate Equities	11,466	[b]	1,801,194
American Tower	45,800	[b]	10,900,400
Apartment Investment & Management, Cl. A	16,046	[b]	604,453
AvalonBay Communities	14,286	[b]	2,327,904
Boston Properties	14,935	[b]	1,451,383
CBRE Group, Cl. A	34,470	[a]	1,479,797
Crown Castle International	42,549	[b]	6,783,587
Digital Realty Trust	26,255	[b]	3,924,860
Duke Realty	37,774	[b]	1,310,758
Equinix	8,806	[b]	5,945,811
Equity Residential	36,257	[b]	2,358,880
Essex Property Trust	6,610	[b]	1,613,501
Extra Space Storage	13,274	[b]	1,171,298
Federal Realty Investment Trust	7,462	[b]	621,361
Healthpeak Properties	50,468	[b]	1,319,234
Host Hotels & Resorts	76,153	[b]	937,443
Iron Mountain	28,082	[b]	679,023
Kimco Realty	41,023	[b]	447,561
Mid-America Apartment Communities	11,274	[b]	1,261,786
Prologis	74,855	[b]	6,679,312

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.3% (continued)
Real Estate - 2.8% (continued)
Public Storage	15,231	[b]	2,824,589
Realty Income	33,570	[b]	1,843,664
Regency Centers	17,452	[b]	766,317
SBA Communications	11,639	[b]	3,374,379
Simon Property Group	31,734	[b]	2,118,879
SL Green Realty	8,341	[b]	442,490
UDR	30,023	[b]	1,124,962
Ventas	37,735	[b]	1,220,727
Vornado Realty Trust	16,601	[b]	727,456
Welltower	41,330	[b]	2,117,336
Weyerhaeuser	75,162	[b]	1,643,793
			71,824,138
Retailing - 7.3%
Advance Auto Parts	7,266		878,532
Amazon.com	43,075	[a]	106,567,550
AutoZone	2,532	[a]	2,583,450
Best Buy	24,287		1,863,542
Booking Holdings	4,339	[a]	6,424,193
CarMax	17,112	[a]	1,260,299
Dollar General	26,523		4,649,482
Dollar Tree	23,941	[a]	1,907,379
eBay	79,419		3,163,259
Expedia Group	14,242		1,010,897
Genuine Parts	14,612		1,158,439
Kohl's	16,507		304,719
L Brands	22,706		269,974
LKQ	32,844	[a]	858,871
Lowe's	79,738		8,352,555
Nordstrom	10,967		205,960
O'Reilly Automotive	7,856	[a]	3,035,087
Ross Stores	37,721		3,446,191
Target	52,796		5,793,833
The Gap	22,053		179,070
The Home Depot	112,991		24,838,812
The TJX Companies	125,377		6,149,742
Tiffany & Co.	11,220		1,419,330
Tractor Supply	12,815		1,299,825
Ulta Beauty	6,042	[a]	1,316,673
			188,937,664
Semiconductors & Semiconductor Equipment - 4.4%
Advanced Micro Devices	120,121	[a]	6,293,139
Analog Devices	37,946		4,158,882
Applied Materials	95,575		4,748,166

16

Description	Shares		Value ($)
Common Stocks - 96.3% (continued)
Semiconductors & Semiconductor Equipment - 4.4% (continued)
Broadcom	41,016		11,140,766
Intel	450,951		27,048,041
KLA	16,764		2,750,805
Lam Research	15,009		3,831,498
Maxim Integrated Products	28,207		1,550,821
Microchip Technology	24,670		2,164,299
Micron Technology	113,187	[a]	5,420,525
NVIDIA	63,260		18,489,633
Qorvo	12,464	[a]	1,221,846
Qualcomm	118,290		9,305,874
Skyworks Solutions	17,700		1,838,676
Texas Instruments	96,237		11,170,229
Xilinx	25,711		2,247,141
			113,380,341
Software & Services - 13.8%
Accenture, Cl. A	65,533		12,136,056
Adobe	50,141	[a]	17,731,863
Akamai Technologies	16,940	[a]	1,655,207
Alliance Data Systems	4,732		236,931
ANSYS	8,820	[a]	2,309,341
Autodesk	22,727	[a]	4,252,904
Automatic Data Processing	44,737		6,562,471
Broadridge Financial Solutions	12,172		1,411,952
Cadence Design Systems	28,428	[a]	2,306,364
Citrix Systems	12,883		1,868,164
Cognizant Technology Solutions, Cl. A	57,194		3,318,396
DXC Technology	27,671		501,675
Fidelity National Information Services	63,137		8,327,139
Fiserv	58,714	[a]	6,051,065
FleetCor Technologies	8,837	[a]	2,131,926
Fortinet	14,682	[a]	1,581,839
Gartner	9,012	[a]	1,070,716
Global Payments	30,818		5,116,404
International Business Machines	91,228		11,454,588
Intuit	26,909		7,260,317
Jack Henry & Associates	7,830		1,280,597
Leidos Holdings	13,247		1,308,936
Mastercard, Cl. A	91,925		25,276,617
Microsoft	789,387		141,466,044
Nortonlifelock	59,375		1,262,906
Oracle	224,662		11,900,346
Paychex	32,906		2,254,719

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.3% (continued)
Software & Services - 13.8% (continued)
Paycom Software	4,619	[a]	1,205,651
PayPal Holdings	121,265	[a]	14,915,595
salesforce.com	91,636	[a]	14,840,450
ServiceNow	19,285	[a]	6,779,449
Synopsys	15,292	[a]	2,402,679
The Western Union Company	44,745		853,287
Verisign	11,054	[a]	2,315,702
Visa, Cl. A	177,281		31,683,660
			357,031,956
Technology Hardware & Equipment - 6.6%
Amphenol, Cl. A	31,104		2,745,239
Apple	432,584		127,093,179
Arista Networks	5,585	[a]	1,224,791
CDW	14,810		1,640,948
Cisco Systems	438,265		18,573,671
Corning	82,327		1,812,017
F5 Networks	6,089	[a]	847,954
FLIR Systems	13,691		594,189
Hewlett Packard Enterprise	135,709		1,365,233
HP	153,504		2,380,847
IPG Photonics	3,981	[a]	514,863
Juniper Networks	36,771		794,254
Keysight Technologies	18,989	[a]	1,837,566
Motorola Solutions	17,632		2,535,658
NetApp	24,781		1,084,664
Seagate Technology	24,861		1,241,807
TE Connectivity	34,591		2,541,055
Western Digital	30,127		1,388,252
Xerox Holdings	19,503		356,710
Zebra Technologies, Cl. A	5,254	[a]	1,206,634
			171,779,531
Telecommunication Services - 2.0%
AT&T	755,769		23,028,281
CenturyLink	97,867		1,039,348
T-Mobile US	38,033	[a]	3,339,297
Verizon Communications	427,880		24,581,706
			51,988,632
Transportation - 1.6%
Alaska Air Group	13,287		432,093
American Airlines Group	40,959		491,918
C.H. Robinson Worldwide	13,742		974,308
CSX	80,647		5,341,251
Delta Air Lines	59,942		1,553,097

18

Description	Shares		Value ($)
Common Stocks - 96.3% (continued)
Transportation - 1.6% (continued)
Expeditors International of Washington	17,528		1,255,092
FedEx	24,828		3,147,446
J.B. Hunt Transport Services	9,039		914,024
Kansas City Southern	10,777		1,406,937
Norfolk Southern	27,046		4,627,571
Old Dominion Freight Line	9,799		1,423,697
Southwest Airlines	50,523		1,578,844
Union Pacific	71,959		11,498,329
United Airlines Holdings	22,860	[a]	676,199
United Parcel Service, Cl. B	72,436		6,856,792
			42,177,598
Utilities - 3.1%
Alliant Energy	24,713		1,199,816
Ameren	25,137		1,828,717
American Electric Power	50,532		4,199,715
American Water Works	18,649		2,269,397
Atmos Energy	11,826		1,205,897
CenterPoint Energy	50,438		858,959
CMS Energy	28,535		1,629,063
Consolidated Edison	33,517		2,641,140
Dominion Energy	84,543		6,520,802
DTE Energy	19,753		2,049,176
Duke Energy	75,048		6,353,564
Edison International	36,677		2,153,307
Entergy	20,396		1,948,022
Evergy	24,607		1,437,787
Eversource Energy	32,875		2,653,012
Exelon	99,667		3,695,652
FirstEnergy	55,347		2,284,171
NextEra Energy	50,292		11,623,487
NiSource	37,373		938,436
NRG Energy	26,498		888,478
Pinnacle West Capital	11,599		893,007
PPL	73,725		1,874,090
Public Service Enterprise Group	51,317		2,602,285
Sempra Energy	29,085		3,602,177
The AES	69,863		925,685
The Southern Company	108,374		6,148,057
WEC Energy Group	32,785		2,968,682
Xcel Energy	53,974		3,430,587
			80,823,168
Total Common Stocks (cost $959,304,118)			2,496,541,290

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Principal Amount ($)		Value ($)
Short-Term Investments - .3%
U.S. Treasury Bills - .3%
0.11%, 2/25/21		4,457,000	[c,d]	4,451,522
0.03%, 12/31/20		1,090,000	[c,d]	1,089,030
0.33%, 6/18/20		2,640,000	[c,d]	2,639,745
Total Short-Term Investments (cost $8,181,588)				8,180,297
	1-Day Yield (%)	Shares
Investment Companies - 3.1%
Registered Investment Companies - 3.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $80,383,834)	0.33	80,383,834	[e]	80,383,834
Total Investments (cost $1,047,869,540)		99.7%		2,585,105,421
Cash and Receivables (Net)		.3%		6,978,777
Net Assets		100.0%		2,592,084,198

aNon-income producing security.
b Investment in real estate investment trust within the United States.
c Held by a counterparty for open exchange traded derivative contracts.
d Security is a discount security. Income is recognized through the accretion of discount.
e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	24.8
Health Care	14.8
Communication Services	10.4
Financials	10.3
Consumer Discretionary	10.1
Industrials	7.6
Consumer Staples	7.1
Utilities	3.1
Investment Companies	3.1
Energy	2.9
Real Estate	2.8
Materials	2.4
Government	.3
99.7

† Based on net assets.
See notes to financial statements.

20

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/19 ($)	Purchases ($)	Sales ($)	Value 4/30/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	53,361,060	203,328,085	(176,305,311)	80,383,834	3.1	135,026
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	189,095	21,722,384	(21,911,479)	-	-	-
Total	53,550,155	225,050,469	(198,216,790)	80,383,834	3.1	135,026

See notes to financial statements.

21

STATEMENT OF FUTURES

April 30, 2020 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's 500 E-mini	654	6/19/2020	84,638,252	94,908,480	10,270,228
Gross Unrealized Appreciation				10,270,228

See notes to financial statements.

22

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	967,485,706	2,504,721,587
Affiliated issuers	80,383,834	80,383,834
Cash		2,631,525
Receivable for shares of Common Stock subscribed		6,412,694
Dividends receivable		2,164,032
		2,596,313,672
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc.—Note 3(b)		362,349
Payable for shares of Common Stock redeemed		2,617,435
Payable for futures variation margin—Note 4		1,247,483
Directors’ fees and expenses payable		2,207
		4,229,474
Net Assets ($)		2,592,084,198
Composition of Net Assets ($):
Paid-in capital		1,016,572,670
Total distributable earnings (loss)		1,575,511,528
Net Assets ($)		2,592,084,198

Shares Outstanding
(150 million shares of $.001 par value Common Stock authorized)	47,685,611
Net Asset Value Per Share ($)	54.36

See notes to financial statements.

23

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	27,213,195
Affiliated issuers	135,026
Income from securities lending—Note 1(b)	53,824
Interest	42,364
Total Income	27,444,409
Expenses:
Management fee—Note 3(a)	2,660,832
Directors’ fees—Note 3(a,c)	123,000
Loan commitment fees—Note 2	25,987
Total Expenses	2,809,819
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(123,000)
Net Expenses	2,686,819
Investment Income—Net	24,757,590
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	29,549,163
Net realized gain (loss) on futures	512,941
Net Realized Gain (Loss)	30,062,104
Net change in unrealized appreciation (depreciation) on investments	(134,730,958)
Net change in unrealized appreciation (depreciation) on futures	9,353,854
Net Change in Unrealized Appreciation (Depreciation)	(125,377,104)
Net Realized and Unrealized Gain (Loss) on Investments	(95,315,000)
Net (Decrease) in Net Assets Resulting from Operations	(70,557,410)

See notes to financial statements.

24

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations ($):
Investment income—net	24,757,590	47,328,462
Net realized gain (loss) on investments	30,062,104	90,494,365
Net change in unrealized appreciation (depreciation) on investments	(125,377,104)	195,314,435
Net Increase (Decrease) in Net Assets Resulting from Operations	(70,557,410)	333,137,262
Distributions ($):
Distributions to shareholders	(115,408,628)	(140,389,610)
Capital Stock Transactions ($):
Net proceeds from shares sold	328,463,682	526,092,937
Distributions reinvested	81,590,597	99,707,736
Cost of shares redeemed	(358,023,351)	(638,519,057)
Increase (Decrease) in Net Assets from Capital Stock Transactions	52,030,928	(12,718,384)
Total Increase (Decrease) in Net Assets	(133,935,110)	180,029,268
Net Assets ($):
Beginning of Period	2,726,019,308	2,545,990,040
End of Period	2,592,084,198	2,726,019,308
Capital Share Transactions (Shares):
Shares sold	6,282,730	9,740,396
Shares issued for distributions reinvested	1,359,211	2,045,173
Shares redeemed	(6,526,475)	(11,903,947)
Net Increase (Decrease) in Shares Outstanding	1,115,466	(118,378)

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2020		Year Ended October 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	58.54	54.53	52.24	43.56	42.87	41.56
Investment Operations:
Investment income—net[a]	.53	1.02	.94	.89	.86	.80
Net realized and unrealized gain (loss) on investments	(2.21)	6.06	2.74	9.12	.94	1.28
Total from Investment Operations	(1.68)	7.08	3.68	10.01	1.80	2.08
Distributions:
Dividends from investment income—net	(.52)	(.97)	(.92)	(.86)	(.83)	(.77)
Dividends from net realized gain on investments	(1.98)	(2.10)	(.47)	(.47)	(.28)	-
Total Distributions	(2.50)	(3.07)	(1.39)	(1.33)	(1.11)	(.77)
Net asset value, end of period	54.36	58.54	54.53	52.24	43.56	42.87
Total Return (%)	(3.25)[b]	14.16	7.11	23.42	4.28	5.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.21[c]	.21	.21	.21	.21	.21
Ratio of net expenses to average net assets	.20[c]	.20	.20	.20	.20	.20
Ratio of net investment income
to average net assets	1.86[c]	1.86	1.70	1.85	2.02	1.88
Portfolio Turnover Rate	.98[b]	4.53	3.20	6.00	5.11	8.71
Net Assets, end of period ($ x 1,000)	2,592,084	2,726,019	2,545,990	2,615,096	2,226,389	2,155,764

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

26

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Institutional S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to match the total return of the S&P 500® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares.

Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Service Plan fees. Class I shares are offered without a front-end sales charge or a contingent deferred sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

28

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2020 in valuing the fund’s investments:

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities—Common Stocks	2,496,541,290	-	-	2,496,541,290
Investment Companies	80,383,834	-	-	80,383,834
U.S. Treasury Securities	-	8,180,297	-	8,180,297
Other Financial Instruments;
Futures††	10,270,228	-	-	10,270,228

† See Statement of Investments for additional detailed categorizations, if any.
†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2020, The Bank of New York Mellon earned $10,790 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

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(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended April 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2019 was as follows: ordinary income $47,559,697 and long-term capital gains $92,829,913. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2020, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is

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contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at an annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, the Adviser pays all of the expenses of the fund except brokerage fees, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2020, fees reimbursed by the Adviser amounted to $123,000.

(b) The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc.” in the Statement of Assets and Liabilities consist of: management fees of $403,199, which are offset against an expense reimbursement currently in effect in the amount of $40,850.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended April 30, 2020, amounted to $25,656,675 and $110,987,061, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2020 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2020:

Average Market Value ($)
Equity futures	44,492,682

At April 30, 2020, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $1,547,506,109, consisting of $1,625,051,441 gross unrealized appreciation and $77,545,332 gross unrealized depreciation.

At April 30, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The State Law Cases: In 2008, approximately one year after the Tribune LBO concluded, Tribune filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code (the “Code”). Beginning in June 2011, Tribune creditors filed complaints in various courts, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares (collectively, “the state law cases”). The state law cases were consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On September 23, 2013, the Court dismissed 50 cases, including at least one case in which the fund was a defendant. On September 30, 2013, plaintiffs appealed the District Court’s decision to the U.S. Court of Appeals for the

34

Second Circuit. On March 29, 2016, the Second Circuit affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Code, which exempts qualified transfers that were made “by or to (or for the benefit of) . . . a financial institution.” The fund is a registered investment company, which the Code defines as a “financial institution.”

On September 9, 2016, Plaintiffs filed a petition for certiorari to the U.S. Supreme Court. During the pendency of the plaintiffs’ cert. petition, the Supreme Court ruled in another case, Merit Management Group, LP v. FTI Consulting, Inc. (“Merit Management”), that Section 546(e) does not exempt qualified transfers from avoidance that merely passed through “financial institutions,” though it does exempt “financial institutions” themselves, like the fund.

On May 15, 2018, in response to the Merit Management decision, the Second Circuit issued an Order in the State Law Cases that “the mandate in this case is recalled in anticipation of further panel review.”

On December 19, 2019, the Second Circuit issued an Amended and Corrected Opinion affirming dismissal of the constructive fraudulent transfer claims notwithstanding Merit Mgmt., because there is an alternate basis for finding that the payments are safe-harbored under Section 546(e); namely, that, with respect to LBO payments, the Tribune Company is itself a “financial institution” because it was the customer of Computershare – a trust company and bank that acted as Tribune’s agent – and because all payments were made in connection with a securities contract.

On January 2, 2020, plaintiffs petitioned the Second Circuit for rehearing by the same panel of judges and/or rehearing en banc by all judges on the Court of Appeals for the Second Circuit. Plaintiffs sought this relief on numerous grounds, including that the panel rendered its decision using an incorrect construction of Section 546(e), improperly considered evidence, and an insufficiently developed factual record. Second Circuit rules state that parties opposing a petition for rehearing and rehearing en banc are not permitted to file a response unless requested by the Court. The Second Circuit did not request any oppositions to plaintiffs’ motion, instead issuing an order on February 6, 2020, denying plaintiffs’-appellants’ petition for rehearing and/or rehearing en banc.

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters began in January 2020, and was completed and fully submitted to the Second Circuit by June 2020. Oral argument is anticipated to occur in 2020, with a decision expected in 2021.

36

At this stage in the proceedings, management does not believe that a loss is probable and, in any event, is unable to reasonably estimate the possible loss that may result.

37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 26-27, 2020, the Board considered the renewal of the fund’s Investment Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of institutional S&P 500 index funds (the “Performance Group”) and with a broader group of all retail and institutional S&P 500 index funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional S&P 500 index funds, excluding outliers (the “Expense Universe”), the

38

information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median for all periods except the two-, three- and five-year periods when it was below the median, and above the Performance Universe medians for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the S&P 500 index, the fund’s benchmark index. The Board also noted that the fund had a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, and that the fund’s actual management fee was higher than the Expense Group and the Expense Universe median actual management fee. This information also showed that the fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and lower than the median of the total expense ratios of the funds in the Expense Universe.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board, noting the relative proximity of the fund’s total return and yield performance to the relevant Performance Group and/or Performance Universe median performance, was generally satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had

40

been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

41

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

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Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

43

NOTES

44

NOTES

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For More Information

BNY Mellon Institutional S&P 500 Stock Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol:	DSPIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0713SA0420

BNY Mellon Tax Managed Growth Fund

SEMIANNUAL REPORT April 30, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

BNY Mellon Tax Managed Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Tax Managed Growth Fund, covering the six-month period from November 1, 2019 through April 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of COVID-19 and widespread quarantine roiled markets during the first several months of 2020; stocks posted historic losses in March 2020 but regained some ground in April.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. As stocks rallied in November and December 2019, Treasury bond prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight to quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widened. The Fed cut rates twice in March, and the government launched a large stimulus package. In April 2020, bond prices began to recover some of their prior losses.

The near-term outlook for the U.S. will be challenging, as the country continues to face COVID-19. However, we believe that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.

May 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through April 30, 2020, as provided by portfolio manager Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2020, BNY Mellon Tax Managed Growth Fund’s Class A shares produced a total return of 1.01%, Class C shares returned 0.60% and Class I shares returned 1.11%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned -3.15% for the same period.2

U.S. equities declined during the reporting period, amid the spread of the COVID-19 virus and efforts to contain it. The fund outperformed the Index due to successful security selection and sector allocation.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation consistent with minimizing realized capital gains. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and employs a tax-managed strategy, which is an approach to managing a fund that seeks to minimize capital gains tax liabilities. The fund may invest in U.S. dollar-denominated American depositary recipts (ADRs).

In choosing stocks, the fund’s portfolio managers first identify economic sectors that they believe will expand over the next three to five years or longer. Using fundamental analysis, the fund’s portfolio managers then seek companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund’s portfolio managers also are alert to companies that they consider undervalued in terms of current earnings, assets or growth prospects.

The fund attempts to enhance after-tax returns by minimizing its annual taxable distributions to shareholders. To do so, the fund employs a “buy-and hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%.

Markets Declined Due to COVID-19 Spread

The Index experienced volatility during the six-month reporting period. The Index concluded 2019 on a positive note, with the announcement of the U.S.-China “Phase One” trade deal, but the COVID-19 pandemic in early 2020 caused governments around the world to implement shutdowns to contain its spread. This led the Index to bottom in March 2020, before beginning to recover in April 2020. The dominant market narrative shifted from a short-term regional slowdown to a worldwide economic shutdown by quarter’s end.

Economic data revealed the shutdown’s toll on the economy. Unemployment claims totaled 30 million for the six weeks ended April 30, 2020 and 20 million for April alone. First-quarter gross domestic product contracted 4.8%, with personal consumption down

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

7.6%. The April 2020 purchasing managers index hit a new low of 27.4, signaling a deep contraction. The quick pace of job losses and reduced spending were reflected in the April 2020 consumer confidence survey, which declined 42 points to 87.

While the data confirmed the negative impact of the shutdown, the U.S. government’s response to soften the impact on citizens and businesses alike turned market sentiment positive. The Federal Reserve (the “Fed”) launched several initiatives to support impacted businesses, including reducing and then holding the federal funds rate at 0-25 basis points indefinitely and initiating emergency lending facilities to provide liquidity. Buttressing the Fed, Congress approved the bipartisan $2 trillion Coronavirus Aide, Relief, and Economic Security (CARES) Act. Congress also approved an additional $2.3 trillion loan program aimed at helping small and mid-sized companies and state and local governments. As the period progressed, the U.S. and countries around the world saw virus statistics improve, as a result of shelter-in-place and social distancing mandates.

The technology and health care sectors delivered strong results in the tumultuous period, while the energy, financials, industrials and real estate sectors delivered double-digit losses for the period.

Stock Selection and Sector Allocation Benefited Performance

The Fund outperformed Index in the volatile period driven primarily by the impact of stock selection. The dual effects of an underweight allocation and strong stock selection in the industrials sector contributed positively to results. Avoidance of the aerospace and airlines industry added value to our portfolio. The combined effects of allocation and security selection benefited the overweight position in the technology sector. Notable contributors include software maker Microsoft which benefited from the work-from-home mandate to report strong 1Q20 results. Within the financials sector, the stock selection effect drove contribution this quarter as our underweight to the banks and overweight in capital market stocks contributed positively to results. A disadvantageous overweight allocation in the consumer staples sector and a negative stock selection effect led to the sector’s status as the largest detractor for the period. Laggards from the sector include Coca-Cola, and tobacco companies Altria Group and Philip Morris International. The energy sector dealt with both a demand shock from the shutdown along with the supply shock from the Saudi Arabia-Russia price war. The portfolio was slightly overweight the sector and that allocation detracted from results. The top five contributors to returns include Microsoft, Amazon.com, Apple, Facebook, and ASML Holding. The top five detractors from returns include JPMorgan Chase & Co., Exxon Mobil, Coca-Cola, Raytheon Technologies, and Chubb.

Amid the Pandemic, a Continued Focus on Stable Industry Leaders

Negative sentiment from the pandemic is firmly entrenched and weighing on markets, as uncertainty arising from record unemployment, prolonged business closures and rising infection rates dominate headlines. There will be disruptions to economic activity for the next few quarters, as governments attempt to stop the spread. We can expect continued volatility, as revenue and earnings are cut, and industries face insolvency

4

without government assistance. As a result of the fund’s focus on industry-leading companies with superior financial strength and resilient cash flows, our portfolio is capable of withstanding periods of market stress. While bouts of volatility can result in investors selling our portfolio holdings due to their liquidity, our high-quality companies tend to hold up better in challenging market environments.

The fund’s long-practiced investment approach focuses on these resilient companies. Our strategy targets leaders, with solid balance sheets, geographically diverse revenue streams and strong pricing power, that have the capability to consistently deliver revenue and earnings growth across business cycles. Furthermore, we invest with seasoned management teams that have strong records of returning cash to shareholders and are well-equipped to extend those records in difficult and volatile times such as these, providing ballast to the portfolio as market conditions change.

May 15, 2020

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Tax Managed Growth Fund from November 1, 2019 to April 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2020

	Class A	Class C	Class I
Expense paid per $1,000†	$6.00	$9.73	$4.75
Ending value (after expenses)	$1,010.10	$1,006.00	$1,011.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2020

	Class A	Class C	Class I
Expense paid per $1,000†	$6.02	$9.77	$4.77
Ending value (after expenses)	$1,018.90	$1,015.17	$1,020.14

†Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class C and .95% for Class I, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.2%
Banks - 3.2%
JPMorgan Chase & Co.	34,990		3,350,642
Capital Goods - 1.1%
Otis Worldwide	6,365	[a]	324,042
Raytheon Technologies	12,730		825,031
			1,149,073
Commercial & Professional Services - 1.0%
Verisk Analytics	6,740		1,030,074
Consumer Durables & Apparel - 1.3%
NIKE, Cl. B	15,020		1,309,444
Consumer Services - 2.4%
McDonald's	13,315		2,497,361
Diversified Financials - 6.5%
American Express	11,765		1,073,556
BlackRock	5,660		2,841,546
Intercontinental Exchange	18,965		1,696,419
S&P Global	4,000		1,171,520
			6,783,041
Energy - 1.6%
Chevron	17,640		1,622,880
Food, Beverage & Tobacco - 11.6%
Altria Group	39,365		1,545,076
Nestle, ADR	28,635		3,009,539
PepsiCo	19,145		2,532,692
Philip Morris International	31,230		2,329,758
The Coca-Cola Company	56,630		2,598,751
			12,015,816
Health Care Equipment & Services - 5.7%
Abbott Laboratories	30,080		2,770,067
Intuitive Surgical	1,850	[a]	945,128
UnitedHealth Group	7,450		2,178,902
			5,894,097
Household & Personal Products - 3.9%
The Estee Lauder Companies, Cl. A	23,000		4,057,200
Insurance - 2.7%
Chubb	10,825		1,169,208
The Progressive	20,550		1,588,515
			2,757,723
Materials - 2.5%
Air Products & Chemicals	7,885		1,778,698
The Sherwin-Williams Company	1,625		871,601
			2,650,299

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Media & Entertainment - 13.8%
Alphabet, Cl. C	3,813	[a]	5,142,441
Comcast, Cl. A	60,495		2,276,427
Facebook, Cl. A	26,065	[a]	5,335,766
The Walt Disney Company	14,497		1,567,851
			14,322,485
Pharmaceuticals Biotechnology & Life Sciences - 5.1%
AbbVie	11,935		981,057
Novo Nordisk, ADR	37,030		2,345,110
Roche Holding, ADR	44,850		1,949,630
			5,275,797
Retailing - 5.2%
Amazon.com	2,200	[a]	5,442,800
Semiconductors & Semiconductor Equipment - 6.4%
ASML Holding	8,795		2,536,742
Texas Instruments	35,330		4,100,753
			6,637,495
Software & Services - 14.6%
Automatic Data Processing	5,040		739,318
Mastercard, Cl. A	3,000		824,910
Microsoft	52,030		9,324,296
Visa, Cl. A	23,800	[b]	4,253,536
			15,142,060
Technology Hardware & Equipment - 7.8%
Apple	27,635		8,119,163
Transportation - 2.8%
Canadian Pacific Railway	9,960		2,264,207
Union Pacific	4,300		687,097
			2,951,304
Total Common Stocks (cost $42,095,958)			103,008,754

8

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $711,760)	0.33	711,760	[c]	711,760
Total Investments (cost $42,807,718)		99.9%		103,720,514
Cash and Receivables (Net)		.1%		127,613
Net Assets		100.0%		103,848,127

ADR—American Depository Receipt
a Non-income producing security.
b Security, or portion thereof, on loan. At April 30, 2020, the value of the fund’s securities on loan was $4,211,001 and the value of the collateral was $4,369,096, consisting of U.S. Government & Agency securities.
c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	28.8
Consumer Staples	15.5
Communication Services	13.8
Financials	12.4
Health Care	10.8
Consumer Discretionary	8.9
Industrials	4.9
Materials	2.5
Energy	1.6
Investment Companies	.7
99.9

† Based on net assets.
See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/19($)	Purchases($)	Sales ($)	Value 4/30/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund	741,616	6,423,238	(6,453,094)	711,760.7		6,118

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,211,001)—Note 1(c):
Unaffiliated issuers	42,095,958	103,008,754
Affiliated issuers	711,760	711,760
Dividends and securities lending income receivable		120,946
Tax reclaim receivable		110,775
Receivable for shares of Common Stock subscribed		26,554
		103,978,789
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		98,977
Payable for shares of Common Stock redeemed		30,192
Directors’ fees and expenses payable		1,493
		130,662
Net Assets ($)		103,848,127
Composition of Net Assets ($):
Paid-in capital		40,472,252
Total distributable earnings (loss)		63,375,875
Net Assets ($)		103,848,127

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	79,447,369	11,474,062	12,926,696
Shares Outstanding	2,707,341	420,586	439,081
Net Asset Value Per Share ($)	29.35	27.28	29.44

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $6,584 foreign taxes withheld at source):
Unaffiliated issuers	1,114,783
Affiliated issuers	6,118
Income from securities lending—Note 1(c)	3,799
Interest	3,092
Total Income	1,127,792
Expenses:
Management fee—Note 3(a)	514,080
Distribution/Service Plan fees—Note 3(b)	162,436
Directors’ fees—Note 3(a,c)	4,913
Loan commitment fees—Note 2	1,056
Total Expenses	682,485
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(4,913)
Net Expenses	677,572
Investment Income—Net	450,220
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,160,473
Net change in unrealized appreciation (depreciation) on investments	(1,631,842)
Net Realized and Unrealized Gain (Loss) on Investments	528,631
Net Increase in Net Assets Resulting from Operations	978,851

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations ($):
Investment income—net	450,220	898,309
Net realized gain (loss) on investments	2,160,473	4,802,444
Net change in unrealized appreciation (depreciation) on investments	(1,631,842)	9,456,406
Net Increase (Decrease) in Net Assets Resulting from Operations	978,851	15,157,159
Distributions ($):
Distributions to shareholders:
Class A	(3,924,036)	(7,949,099)
Class C	(567,429)	(1,285,022)
Class I	(678,842)	(1,536,182)
Total Distributions	(5,170,307)	(10,770,303)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,817,484	4,867,101
Class C	417,902	740,895
Class I	844,876	1,665,438
Distributions reinvested:
Class A	3,358,284	6,816,464
Class C	488,367	1,081,390
Class I	613,213	1,276,321
Cost of shares redeemed:
Class A	(5,434,482)	(9,631,742)
Class C	(956,296)	(3,386,987)
Class I	(1,887,316)	(4,366,605)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(737,968)	(937,725)
Total Increase (Decrease) in Net Assets	(4,929,424)	3,449,131
Net Assets ($):
Beginning of Period	108,777,551	105,328,420
End of Period	103,848,127	108,777,551

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Capital Share Transactions (Shares):
Class Aa
Shares sold	61,922	173,546
Shares issued for distributions reinvested	110,753	263,263
Shares redeemed	(185,620)	(346,299)
Net Increase (Decrease) in Shares Outstanding	(12,945)	90,510
Class Ca,b
Shares sold	15,466	31,078
Shares issued for distributions reinvested	17,281	44,893
Shares redeemed	(34,385)	(129,439)
Net Increase (Decrease) in Shares Outstanding	(1,638)	(53,468)
Class Ib
Shares sold	29,453	57,576
Shares issued for distributions reinvested	20,179	49,120
Shares redeemed	(66,592)	(161,192)
Net Increase (Decrease) in Shares Outstanding	(16,960)	(54,496)

[a]During the period ended April 30, 2020, 996 Class C shares representing $28,620 were automatically converted to 928 Class A shares and during the period ended October 31, 2019, 5,829 Class C shares representing $160,102 were automatically converted to 5,459 Class A shares.

[b]During the period ended April 30, 2020, 679 Class C shares representing $19,330 were exchanged for 631 Class I shares.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	April 30, 2020	Year Ended October 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	30.45	29.35	29.44	24.06	25.52	26.65
Investment Operations:
Investment income—net[a]	.13	.26	.24	.24	.26	.31
Net realized and unrealized gain (loss) on investments	.22	3.85	1.25	5.39	(.12)	(.47)
Total from Investment Operations	.35	4.11	1.49	5.63	.14	(.16)
Distributions:
Dividends from investment income—net	(.11)	(.30)	(.23)	(.24)	(.28)	(.31)
Dividends from net realized gain on investments	(1.34)	(2.71)	(1.35)	(.01)	(1.32)	(.66)
Total Distributions	(1.45)	(3.01)	(1.58)	(.25)	(1.60)	(.97)
Net asset value, end of period	29.35	30.45	29.35	29.44	24.06	25.52
Total Return (%)[b]	1.01[c]	15.88	5.19	23.55	.54	(.65)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21[d]	1.21	1.26	1.36	1.36	1.36
Ratio of net expenses to average net assets	1.20[d]	1.20	1.25	1.35	1.35	1.35
Ratio of net investment income to average net assets	.88[d]	.92	.82	.91	1.07	1.20
Portfolio Turnover Rate	4.30[c]	2.69	5.63	1.14	10.84	11.02
Net Assets, end of period ($ x 1,000)	79,447	82,846	77,180	70,073	62,985	74,091

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class C Shares	April 30, 2020	Year Ended October 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	28.42	27.59	27.77	22.71	24.17	25.30
Investment Operations:
Investment income—net[a]	.02	.05	.02	.05	.07	.11
Net realized and unrealized gain (loss) on investments	.19	3.58	1.18	5.07	(.10)	(.45)
Total from Investment Operations	.21	3.63	1.20	5.12	(.03)	(.34)
Distributions:
Dividends from investment income—net	(.01)	(.09)	(.03)	(.05)	(.11)	(.13)
Dividends from net realized gain on investments	(1.34)	(2.71)	(1.35)	(.01)	(1.32)	(.66)
Total Distributions	(1.35)	(2.80)	(1.38)	(.06)	(1.43)	(.79)
Net asset value, end of period	27.28	28.42	27.59	27.77	22.71	24.17
Total Return (%)[b]	.60[c]	15.01	4.41	22.58	(.18)	(1.42)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96[d]	1.96	2.01	2.11	2.11	2.11
Ratio of net expenses to average net assets	1.95[d]	1.95	2.00	2.10	2.10	2.10
Ratio of net investment income to average net assets	.13[d]	.18	.06	.19	.32	.45
Portfolio Turnover Rate	4.30[c]	2.69	5.63	1.14	10.84	11.02
Net Assets, end of period ($ x 1,000)	11,474	12,001	13,123	23,993	26,237	32,241

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
See notes to financial statements.

16

Six Months Ended
Class I Shares	April 30, 2020	Year Ended October 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	30.55	29.43	29.50	24.12	25.57	26.71
Investment Operations:
Investment income—net[a]	.17	.33	.33	.30	.31	.37
Net realized and unrealized gain (loss) on investments	.21	3.87	1.26	5.39	(.10)	(.47)
Total from Investment Operations	.38	4.20	1.59	5.69	.21	(.10)
Distributions:
Dividends from investment income—net	(.15)	(.37)	(.31)	(.30)	(.34)	(.38)
Dividends from net realized gain on investments	(1.34)	(2.71)	(1.35)	(.01)	(1.32)	(.66)
Total Distributions	(1.49)	(3.08)	(1.66)	(.31)	(1.66)	(1.04)
Net asset value, end of period	29.44	30.55	29.43	29.50	24.12	25.57
Total Return (%)	1.11[b]	16.21	5.51	23.80	.83	(.43)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[c]	.96	1.01	1.11	1.11	1.11
Ratio of net expenses to average net assets	.95[c]	.95	1.00	1.10	1.10	1.10
Ratio of net investment income to average net assets	1.13[c]	1.18	1.11	1.14	1.30	1.44
Portfolio Turnover Rate	4.30[b]	2.69	5.63	1.14	10.84	11.02
Net Assets, end of period ($ x 1,000)	12,927	13,931	15,026	83,050	83,419	71,785

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Tax Managed Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (the “Sub-Adviser”), serves as the fund’s sub-investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I shares, increasing authorized Class I shares from 100 million to 200 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses

18

(other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as:

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fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2020 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	103,008,754	-	-	103,008,754
Investment Companies	711,760	-	-	711,760

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of April 30, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2020, The Bank of New York Mellon earned $803 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from

22

investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2019 was as follows: ordinary income $1,070,298 and long-term capital gains $9,700,005. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2020, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment management, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at the annual rate of .95% of the value of the fund’s average daily net assets. Out of its fee, the Adviser pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees and Service Plan fees, fees and expenses of the non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2020, fees reimbursed by the Adviser amount to $4,913.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended April 30, 2020, the Distributor retained $2,596 from commissions earned on sales of the fund’s Class A shares and $7 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for

24

providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2020, Class A and Class C shares were charged $103,197 and $44,429, respectively, pursuant to their Distribution Plans. During the period ended April 30, 2020, Class C shares were charged $14,810 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $76,972, Distribution Plans fees of $22,172 and Service Plan fees of $2,231, which are offset against an expense reimbursement currently in effect in the amount of $2,398.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2020, amounted to $4,582,438 and $9,902,833, respectively.

At April 30, 2020, accumulated net unrealized appreciation on investments was $60,912,796, consisting of $60,935,485 gross unrealized appreciation and $22,689 gross unrealized depreciation.

At April 30, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

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INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 26-27, 2020, the Board considered the renewal of the fund’s Investment Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Management Agreement, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of institutional large-cap core and large-cap value funds (the “Performance Group”) and with a broader group of all retail and institutional large-cap core funds (the

26

“Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional large-cap core and large-cap value funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Group medians in all periods except the five-year period when it was below the Performance Universe median and the ten-year period when it was below the Performance Group and Performance Universe medians. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. It was noted that there were only three other funds in the Performance Group during each period. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, and that the fund’s actual management fee was higher than the Expense Group and Expense Universe medians. This information also showed that the fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and the Expense Universe.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the fund and its shareholders.

27

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

28

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

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Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

31

NOTES

32

NOTES

33

For More Information

BNY Mellon Tax Managed Growth Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
909 Fannin Street
Houston, TX 77010

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols: Class A: DTMGX Class C: DPTAX Class I: DPTRX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0149SA0420

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds IV, Inc.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      June 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      June 25, 2020

By:         /s/ James Windels

                James Windels

                Treasurer (Principal Financial Officer)

Date:      June 25, 2020

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)